                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-101487

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 12, 2005
                 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY

THE DATE OF THE PROSPECTUS AND ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO OCTOBER 24, 2005.

THE SUPPLEMENT DATED MAY 2, 2005 ADDING THE SECTIONS CALLED "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" AND "SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION" IS HEREBY DELETED.

THE FOLLOWING NEW SUB-SECTION IS ADDED TO THE FEE TABLE SECTION OF THE
PROSPECTUS:

OPTIONAL MARKETLOCK FEE

(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years; or (b) the highest anniversary value in the first 10 years less Purchase Payments made after the first two years, both adjusted for withdrawals during the applicable period)

                     ANNUALIZED FEE*
                     ---------------
All Contract Years        0.65%

* MarketLock is an optional guaranteed minimum withdrawal benefit. The fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.

THE FOLLOWING SECTION REPLACES THE MAXIMUM EXPENSE EXAMPLES SECTION OF THE
PROSPECTUS:

     MAXIMUM EXPENSE EXAMPLES

     (assuming maximum separate account annual expenses of 1.70% (including the enhanced death benefit, 0.15%) and investment in an Underlying Fund with total expenses of 1.79%)

     (1) If you surrender your contract at the end of the applicable time period and you elect the optional MarketLock (0.65%) feature:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,120    $1,771    $2,136    $4,361
======    ======    ======    ======

     (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $337     $1,027    $1,741    $3,631
 ====     ======    ======    ======

     (3) If you do not surrender your contract and you elect the optional MarketLock (0.65%) feature:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $420     $1,271    $2,136    $4,361
 ====     ======    ======    ======

THE FOLLOWING SECTION IS ADDED TO THE OPTIONAL LIVING BENEFITS SECTION AFTER THE DIVERSIFIED STRATEGIES INCOME REWARDS SUB-SECTION OF THE PROSPECTUS:

MARKETLOCK FEATURE

WHAT IS MARKETLOCK?

MarketLock is an optional living benefit feature designed to help you create a guaranteed income stream. If you elect MarketLock you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance. MarketLock has rules and restrictions that are discussed more fully below.

HOW AND WHEN CAN I ELECT MARKETLOCK?

You may only elect MarketLock at the time of contract issue. In addition, you may only elect MarketLock if you are age 75 or younger on the contract issue date. MarketLock may be cancelled only as of the 5th, 10th, and remaining subsequent contract anniversaries. Requests to cancel MarketLock will be effective on the next available cancellation date after receipt. Once MarketLock is cancelled, you will no longer be charged for the feature and you may not re-elect the feature.

MarketLock cannot be elected if you elect the Diversified Strategies Income Rewards or Capital Protector features. SEE DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE AND CAPITAL PROTECTOR FEATURE in the prospectus. MarketLock may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

HOW THE BENEFIT IS CALCULATED?

MarketLock provides a guarantee that the highest Anniversary Value during the relevant Maximum Anniversary Value ("MAV") Evaluation Period (defined below) can be withdrawn over the period that the feature is in effect. The table below is a summary of the MarketLock option we are currently offering.

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending when the first withdrawal is taken and the amount that is withdrawn, see the MARKETLOCK SUMMARY TABLE below. You may begin taking withdrawals under the Benefit as of the contract issue date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

     MARKETLOCK SUMMARY:

                                                                                     MAXIMUM ANNUAL
                                                                     MINIMUM       WITHDRAWAL AMOUNT
                                              MAXIMUM ANNUAL        WITHDRAWAL       PERCENTAGE IF
                                            WITHDRAWAL AMOUNT*   PERIOD PRIOR TO       EXTENSION
         TIME OF FIRST WITHDRAWAL               PERCENTAGE        ANY EXTENSION        IS ELECTED
         ------------------------           ------------------   ---------------   -----------------
Before 5th Benefit Year anniversary                 5%           20 years                  5%
On or after 5th Benefit Year anniversary            7%           14.28 years               7%
On or after 10th Benefit Year anniversary          10%           10 years                  7%
On or after 20th Benefit Year anniversary          10%           10 years                 10%

* For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see the IMPORTANT INFORMATION section in the prospectus.

HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we calculate the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary minus any Ineligible Purchase Payments.

THIRD, we determine the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below. If you do not elect to extend the MAV Evaluation Period, the period will automatically end.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is at least equal to Eligible Purchase Payments, as adjusted for withdrawals of contract value. Subsequent Eligible Purchase Payments are added to the MAV Benefit Base when they are received.

On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base. Any continuation contributions as a result of a spousal continuation are included in calculating the Anniversary Values used to determine the MAV Benefit Base during the MAV Evaluation Period.

At the end of the MAV Evaluation Period, as long as MarketLock is still in effect and you are age 85 or younger, you will be given the chance to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. Any additional MAV Evaluation Periods, if available, will be for a time period that we determine and will be offered at our discretion. We will notify you of the time period available for election prior to the expiration of any MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should know that the provisions for the feature, such as the fee, will change to the provisions in effect at the time you elect to extend, which may be different from the provisions when you initially elected the feature.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries as described above, but will continue at the level in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals as described below. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is an amount calculated as a percentage of the MAV Benefit Base at the time of the first withdrawal and represents the maximum amount that may be withdrawn under this feature each contract year. These percentages are shown in the MarketLock Summary table, above. If the MAV Benefit Base is increased to the current Anniversary Value (as described above in the MAV Benefit Base section), the Maximum Annual Withdrawal Amount will be recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Amount percentage multiplied by the new MAV Benefit Base.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Period is recalculated when the MAV Benefit Base is adjusted to a higher anniversary value, and is summarized in the MarketLock Summary table, above.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

WHAT IS THE FEE FOR MARKETLOCK?

The annualized fee for MarketLock is 0.65% of the MAV Benefit Base. Each time you extend the MAV Evaluation Period, if offered and you elect it, the fee will be changed to the extension fee in effect at the time. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender your contract or annuitize before the end of the quarter.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of withdrawals of contract value. Total withdrawals in any contract year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. In addition to these amounts, withdrawals in excess of the Maximum Annual Withdrawal Amount also reduce the MAV Benefit Base by the amount of the excess withdrawal or, if greater, based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in proportionately greater reduction of the benefits under the feature. This may also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

MAV BENEFIT BASE:

     Withdrawals reduce the MAV Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal; (2) If the withdrawal, or any portion of the withdrawal, causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

     a. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

     b. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, if any, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion that the remaining contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a contract year does not exceed the Maximum Annual Withdrawal Amount for that contract year, the Maximum Annual Withdrawal Amount will not change for the next contract year unless your MAV Benefit Base is adjusted upward (as described above). If total withdrawals in a contract year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

EFFECT OF WITHDRAWALS OF CONTRACT VALUE ON MINIMUM WITHDRAWAL PERIOD

AMOUNT WITHDRAWN IN A CONTRACT YEAR       EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------       -----------------------------------
Amounts up to the Maximum Annual      New Minimum Withdrawal Period = the MAV
Withdrawal Amount                     Benefit Base on the anniversary date after
                                      any withdrawals on that anniversary,
                                      divided by the current Maximum Annual
                                      Withdrawal Amount

Amounts in excess of the Maximum      New Minimum Withdrawal Period = the
Annual Withdrawal Amount              Minimum Withdrawal Period at the prior
                                      contract anniversary minus one year

THE MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF
WITHDRAWALS.

WHAT HAPPENS IF MY CONTRACT VALUE IS REDUCED TO ZERO?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     2. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the MAV Benefit Base equals zero; or

     3.   Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

WHAT HAPPENS TO MARKETLOCK UPON A SPOUSAL CONTINUATION?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spouse continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in anniversary values for these purposes. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION IN THE PROSPECTUS.

CAN MY NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING WITHDRAWALS UNDER MARKETLOCK UPON MY DEATH? If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the MAV Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS IN THE PROSPECTUS.

CAN MARKETLOCK BE CANCELLED?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee. You may not extend the MAV Evaluation Period upon cancellation. You may not re-elect MarketLock after cancellation.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1.   The MAV Benefit Base is equal to zero; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the MAV Benefit Base, as applicable, by 50% or more.

IMPORTANT INFORMATION ABOUT MARKETLOCK

MarketLock is designed to offer protection of your initial investment in the event of a significant market downturn. MarketLock may not guarantee an income stream based on all Purchase Payments made into your contract. MarketLock does not guarantee amounts equal to the withdrawal of any subsequent Purchase Payments made after the 2nd contract anniversary, following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on MarketLock if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE MARKETLOCK (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

THE FOLLOWING IS ADDED TO THE EXPENSES SECTION OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter. The fee is as follows:

                     ANNUALIZED FEE
                     --------------
All Contract Years        0.65%

THE FOLLOWING IS ADDED TO THE APPENDIX SECTION OF THE PROSPECTUS:

MARKETLOCK EXAMPLES

The following examples demonstrate the operation of the MarketLock feature:

EXAMPLE 1 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the first Contract anniversary. Assume that on your first contract anniversary, your contract value is $105,000.

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your first contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years.

EXAMPLE 2 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the fifth contract anniversary. Assume that your contract anniversary values and Benefit Bases are as follows:

ANNIVERSARY   CONTRACT VALUE   BENEFIT BASE
-----------   --------------   ------------
    1st          $105,000        $105,000
    2nd          $115,000        $115,000
    3rd          $107,000        $115,000
    4th          $110,000        $115,000
    5th          $120,000        $120,000

On your fifth anniversary, your contract value is $120,000, and your Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your fifth contract anniversary is 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your fifth contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values are as described in EXAMPLE 2 above. During your sixth contract year, after your fifth contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, you may take withdrawals of up to $8,400 over a minimum of 13 years and 9 months.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values are as described in EXAMPLE 2 above. Also assume that during your sixth Contract Year, after your fifth contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the excess withdrawal, which is $8,400. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the excess withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we determine the proportion by which the contract value was reduced by the excess withdrawal ($3,288/$109,600 = 3%). Finally we reduce $111,600 by that proportion (3%) which equals $108,252. Your Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your Maximum Annual Withdrawal Amount is your Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.50.

REPLACE THE LAST PARAGRAPH IN THE "MINIMUM DISTRIBUTIONS" SUBSECTION OF THE "TAXES" SECTION OF THE PROSPECTUS WITH THE FOLLOWING:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING PARAGRAPHS ARE INSERTED IN THE "OTHER INFORMATION" SECTION FOLLOWING "THE GENERAL ACCOUNT" SUBSECTION OF THE PROSPECTUS UNDER A NEW SUBSECTION HEADING "GUARANTEE OF INSURANCE OBLIGATIONS":

Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

THE PARAGRAPH BELOW SHOULD BE INSERTED AS THE LAST PARAGRAPH OF THE "FINANCIAL STATEMENTS" SUBSECTION IN THE "OTHER INFORMATION" SECTION OF THE PROSPECTUS:

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-99NY-SUN.

                Please keep this supplement with your prospectus.

Dated: October 24, 2005

--------------------------------------------------------------------------------
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          FS VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

                SUPPLEMENT TO THE PROSPECTUSES DATED MAY 2, 2005:

                      POLARIS VARIABLE ANNUITY (F-1319-PRO)
                    POLARIS II VARIABLE ANNUITY (F-3802-PRO)
                  POLARIS CHOICE VARIABLE ANNUITY (F-3795-PRO)
           WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY (N-3794-PRO)

--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND ALL REFERENCES IN THE PROSPECTUS TO THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO AUGUST 12, 2005.

THE FOLLOWING REPLACES THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SUB-SECTION LOCATED IN THE OTHER INFORMATION SECTION OF THE PROSPECTUS:

FINANCIAL STATEMENTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of FS Variable Separate Account at December 31, 2004 and for each of the two years in the period ended December 31, 2004 are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG Support Agreement

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

Where You Can Find More Information

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No.001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549
CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604
NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

First SunAmerica Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 99NY-SUN


Dated: August 12, 2005


                Please keep this Supplement with your Prospectus.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
                               SUPPLEMENT TO THE:

            WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY PROSPECTUS
                                  (N-3794-PRO)
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------

THE SECOND PARAGRAPH UNDER THE HEADING TITLED LEGAL PROCEEDINGS LOCATED IN THE OTHER INFORMATION SECTION OF THE PROSPECTUS IS HEREBY REPLACED WITH THE
FOLLOWING:

        On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.

        Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

        On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing First SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

        AIG is the direct parent company and an affiliated person of the First SunAmerica Life Insurance Company (the "Depositor"). Neither the Depositor nor its respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

        In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or to its ability to provide its respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.


Date:  June 13, 2005


                Please keep this Supplement with your Prospectus

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT

                                SUPPLEMENT TO THE
        WM DIVERSIFIED STRATEGIES III - NY VARIABLE ANNUITY (N-3794-PRO)
                          PROSPECTUS DATED MAY 2, 2005

--------------------------------------------------------------------------------

THE THIRD SENTENCE UNDER THE SUBHEADING "HOW AND WHEN CAN I ELECT THE FEATURE?" IN THE DIVERSIFIED STRATEGIES INCOME REWARDS SECTION ON PAGE 19 OF THE PROSPECTUS WITH RESPECT TO THE MAXIMUM ELECTION AGE OF THE FEATURE IS HEREBY DELETED.

THE FOLLOWING TABLE REPLACES THE TABLE AND ITS ACCOMPANYING FOOTNOTES UNDER THE SUBHEADING "HOW IS THE BENEFIT CALCULATED?" IN THE DIVERSIFIED STRATEGIES INCOME REWARDS SECTION ON PAGE 19 OF THE PROSPECTUS:

The table below is a summary of the three Step-Up Options we are currently offering.

                                                                              MINIMUM
                                                                            WITHDRAWAL
                                                                            PERIOD* (IF
                                                         MAXIMUM ANNUAL   MAXIMUM ANNUAL
              MAXIMUM       BENEFIT                        WITHDRAWAL       WITHDRAWAL
             ELECTION     AVAILABILITY                       AMOUNT+       AMOUNT TAKEN
  OPTION        AGE           DATE       STEP-UP AMOUNT    PERCENTAGE        EACH YEAR)
  ------    ----------   -------------   --------------  --------------   --------------
    1        Age 80 or   3 years         10%* of         10% of           11 years
            younger on   following       Withdrawal      Withdrawal
                the      contract        Benefit Base    Benefit Base
             contract    issue date
            issue date

    2        Age 80 or   5 years         20%* of         10% of           12 years
            younger on   following       Withdrawal      Withdrawal
                the      contract        Benefit Base    Benefit Base
             contract    issue date
            issue date

    3        Age 70 or   10 years        50%** of        10% of           15 years
            younger on   following       Withdrawal      Withdrawal
                the      contract        Benefit Base    Benefit Base
             contract    issue date
            issue date

* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

+ For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see the Important Information section below.


Date:  June 13, 2005

                Please keep this Supplement with your Prospectus

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE

             WM DIVERSIFIED STRATEGIES III NEW YORK VARIABLE ANNUITY
                          PROSPECTUS DATED MAY 2, 2005
                               (N-3794-PRO (5/05))

--------------------------------------------------------------------------------

This supplement replaces the supplement dated May 2, 2005.

You may elect the Diversified Strategies Income Rewards feature if you purchased your contract on or after May 16, 2005.

The following replaces the second sentence of footnote 4 to the Fee Table on page 5, the second sentence under the subheading "What is the fee for Diversified Strategies Income Rewards?" on page 20 and the second sentence under the heading Optional Diversified Strategies Income Rewards Fee on page 28 of the prospectus:

        The fee is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.

The following replaces the second sentence of footnote 5 to the Fee Table on page 5, the first sentence under the subheading "What is the fee for Capital Protector?" on page 24 and the second sentence under the heading Optional Capital Protector Fee on page 29 of the prospectus:

        The annualized charge is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.






Date: May 16, 2005


                Please keep this Supplement with your Prospectus

                      [WM DIVERSIFIED STRATEGIES III LOGO]

                                   PROSPECTUS
                                  May 2, 2005

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                                   issued by
                          FS VARIABLE SEPARATE ACCOUNT
                                      and
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

The annuity contract has several investment choices--fixed-interest investment options which offer interest rates guaranteed by First SunAmerica Life Insurance Company ("First SunAmerica") for different periods of time and variable investment portfolios, shown below. The variable portfolios are part of Anchor Series Trust ("AST"), the SunAmerica Series Trust ("SAST"), Van Kampen Life Investment Trust ("VKT") or the WM Variable Trust ("WMVT").

                                               STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FLEXIBLE INCOME PORTFOLIO                                WM ADVISORS, INC.                                   WMVT
CONSERVATIVE BALANCED PORTFOLIO                          WM ADVISORS, INC.                                   WMVT
BALANCED PORTFOLIO                                       WM ADVISORS, INC.                                   WMVT
CONSERVATIVE GROWTH PORTFOLIO                            WM ADVISORS, INC.                                   WMVT
STRATEGIC GROWTH PORTFOLIO                               WM ADVISORS, INC.                                   WMVT

                                                         EQUITY FUNDS

TECHNOLOGY PORTFOLIO                           VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT                        SAST
GLOBAL EQUITIES PORTFOLIO                        ALLIANCE CAPITAL MANAGEMENT, L.P.                           SAST
REIT FUND                                                WM ADVISORS, INC.                                   WMVT
EQUITY INCOME FUND                                       WM ADVISORS, INC.                                   WMVT
GROWTH & INCOME FUND                                     WM ADVISORS, INC.                                   WMVT
WEST COAST EQUITY FUND                                   WM ADVISORS, INC.                                   WMVT
MID CAP STOCK FUND                                       WM ADVISORS, INC.                                   WMVT
GROWTH FUND                                   SALOMON BROTHERS ASSET MANAGEMENT, INC.,                       WMVT
                                                 JANUS CAPITAL MANAGEMENT LLC, AND
                                                       OPPENHEIMERFUNDS, INC.
SMALL CAP GROWTH FUND                             DELAWARE MANAGEMENT COMPANY AND                            WMVT
                                                  OBERWEIS ASSET MANAGEMENT, INC.
INTERNATIONAL GROWTH FUND                          CAPITAL GUARDIAN TRUST COMPANY                            WMVT
MFS MID-CAP GROWTH PORTFOLIO                  MASSACHUSETTS FINANCIAL SERVICES COMPANY                       SAST
CAPITAL APPRECIATION PORTFOLIO                   WELLINGTON MANAGEMENT COMPANY, LLP                           AST
ALLIANCE GROWTH PORTFOLIO                        ALLIANCE CAPITAL MANAGEMENT, L.P.                           SAST
VAN KAMPEN LIT COMSTOCK PORTFOLIO*             VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT                         VKT

                                                      FIXED-INCOME FUNDS

SHORT TERM INCOME FUND                                   WM ADVISORS, INC.                                   WMVT
U.S. GOVERNMENT SECURITIES FUND                          WM ADVISORS, INC.                                   WMVT
INCOME FUND                                              WM ADVISORS, INC.                                   WMVT
MONEY MARKET FUND                                        WM ADVISORS, INC.                                   WMVT

* Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.
To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (877) 311-WMVA (9682) or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.
ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

GLOSSARY....................................................     3
HIGHLIGHTS..................................................     4
FEE TABLES..................................................     5
    Maximum Owner Transaction Expenses......................     5
    Contract Maintenance Fee................................     5
    Separate Account Annual Expenses........................     5
    Additional Optional Feature Fee.........................     5
    Underlying Fund Expenses................................     5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................     6
THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY.........     8
PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE
  ANNUITY...................................................     9
    Allocation of Purchase Payments.........................     9
    Accumulation Units......................................    10
    Right to Examine or Free Look...........................    10
    Exchange Offers.........................................    10
INVESTMENT OPTIONS..........................................    11
    Variable Portfolios.....................................    11
    Anchor Series Trust.....................................    11
    SunAmerica Series Trust.................................    11
    Van Kampen Life Investment Trust........................    11
    WM Variable Trust.......................................    11
    Fixed Account Options...................................    12
    Dollar Cost Averaging Program...........................    13
    Transfers During the Accumulation Phase.................    14
    Automatic Asset Rebalancing Program.....................    15
    Voting Rights...........................................    16
    Substitution, Addition or Deletion of Variable
     Portfolios.............................................    16
ACCESS TO YOUR MONEY........................................    16
    Free Withdrawal Provision...............................    16
    Systematic Withdrawal Program...........................    18
    Minimum Contract Value..................................    18
OPTIONAL LIVING BENEFITS....................................    18
    Diversified Strategies Income Rewards...................    18
    Capital Protector.......................................    23
DEATH BENEFITS..............................................    25
    Standard Death Benefit..................................    26
    Optional Death Benefit..................................    26
    Spousal Continuation....................................    26
EXPENSES....................................................    27
    Separate Account Expenses...............................    27
    Withdrawal Charges......................................    27
    Underlying Fund Expenses................................    28
    Investment Management Fees..............................    28
    Contract Maintenance Fee................................    28
    Transfer Fee............................................    28
    Optional Diversified Strategies Income Rewards..........    28
    Optional Capital Protector Fee..........................    29
    Optional Death Benefit Fee..............................    29
    Income Taxes............................................    29
    Reduction or Elimination of Fees, Expenses and
     Additional Amounts Credited............................    29
INCOME OPTIONS..............................................    29
    Annuity Date............................................    29
    Income Options..........................................    30
    Allocation of Annuity Payments..........................    31
    Transfers During the Income Phase.......................    31
    Deferment of Payments...................................    31
TAXES.......................................................    31
    Annuity Contracts in General............................    32
    Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................    32
    Tax Treatment of Distributions - Qualified Contracts....    32
    Minimum Distributions...................................    33
    Tax Treatment of Death Benefits.........................    33
    Contracts Owned by a Trust or Corporation...............    34
    Gifts, Pledges and/or Assignments of a Contract.........    34
    Diversification and Investor Control....................    34
OTHER INFORMATION...........................................    35
    First SunAmerica Life...................................    35
    The Separate Account....................................    35
    The General Account.....................................    35
    Registration Statements.................................    35
    Payments in Connection with Distribution of the
     Contract...............................................    35
    Administration..........................................    36
    Legal Proceedings.......................................    36
    Independent Registered Public Accounting Firm...........    37
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....    38
APPENDIX A--MARKET VALUE ADJUSTMENT.........................   A-1
APPENDIX B--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...   B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION.................   C-1
APPENDIX D--DIVERSIFIED STRATEGIES INCOME REWARDS
  EXAMPLES..................................................   D-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT--The person on whose life we base income payments.

ANNUITY DATE--The date on which you select income payments to begin.

ANNUITY UNITS--A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY--The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE--Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT--An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE--The period during which we make income payments to you.

LATEST ANNUITY DATE--Your 90th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE--The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE--New York Stock Exchange

OWNER--The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS--The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT--A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUSTS--Collectively refers to the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust.

UNDERLYING FUNDS--The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S)--The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

HIGHLIGHTS

The WM Diversified Strategies(III) Variable Annuity is a contract between you and First SunAmerica. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). The amount refunded may be more or less than your original Purchase Payment. We will return the greater of your original Purchase Payment or whatever your contract is worth on the day that we receive your request if required by law. Please see PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY below.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that Purchase Payment. Please see the FEE TABLE, PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY and EXPENSES below.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES below.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. See OPTIONAL LIVING BENEFITS below.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available. Please see DEATH BENEFITS below.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS below.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: (877) 311-WMVA (9682).

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following describes the fees and expenses that you will pay at the time that you buy the contract, transfer cash value between investment options or surrender the contract.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges (as a percentage of each
  Purchase Payment)(1)........                                                                                          7%
Transfer Fee..................  $25 per transfer after the first 15 transfers in any contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including Underlying Fund fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE(2)..................................................$30
SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED FROM THE AVERAGE DAILY ENDING NET ASSET VALUE ALLOCATED TO THE VARIABLE PORTFOLIO)

  Separate Account Fees.......................  1.55%
  Optional Maximum Anniversary Value
    Fees(3)...................................  0.15%
                                                -----
      Total Separate Account Annual
        Expenses..............................  1.70%
                                                =====

ADDITIONAL OPTIONAL FEATURE FEE
You may elect only one of the following optional features: Diversified Strategies Income Rewards or Capital Protector described below.

OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS FEE(4)
(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)

                                             ANNUALIZED
TIME PERIOD                                     FEE
-----------                                  ----------
0-7.......................................      0.65%
8-10......................................      0.45%
11+.......................................      none

OPTIONAL CAPITAL PROTECTOR FEE(5)

                                             ANNUALIZED
CONTRACT YEARS                                  FEE
--------------                               ----------
0-5.......................................      0.65%
6-10......................................      0.45%
11+.......................................      none

FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years as follows:

YEARS:......................................................   1     2     3     4
                                                               7%    6%    5%    0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) Maximum Anniversary Value, an enhanced death benefit feature, is optional and if elected, the fee is an annualized charge that is deducted daily from your contract value. If you do not elect this feature, your total separate account annual expenses would be 1.55%.

(4) The Diversified Strategies Income Rewards feature is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

(5) The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                            UNDERLYING FUND EXPENSES

TOTAL ANNUAL TRUST OPERATING EXPENSES                         MINIMUM   MAXIMUM
-------------------------------------                         -------   -------
(expenses that are deducted from Underlying Funds of the
  Trusts, including management fees, other expenses and
  service (12b-1) fees, if applicable)......................   0.79%     1.79%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.70% (including the optional enhanced death benefit (0.15%)) and investment in an Underlying Fund with total expenses of 1.79%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Diversified Strategies Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
$1,120   $1,771    $2,136     $4,300

(2)  If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $337    $1,027    $1,741     $3,631

(3) If you do not surrender your contract and you elect the optional Diversified Strategies Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $420    $1,271    $2,136     $4,300

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55% and investment in an Underlying Fund with total expenses of 0.79%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $942    $1,244    $1,274     $2,722

(2)  If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $237     $730     $1,250     $2,676

(3) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $242     $744     $1,274     $2,722

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.
2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.
3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
      EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The Fixed Account options, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to the Fixed Account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account options in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes.

                                               MINIMUM          MINIMUM SUBSEQUENT
                        MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                        PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                        ----------------   ----------------   ----------------------
Qualified                   $ 2,000              $250                  $100
Non-Qualified               $10,000              $500                  $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE OR FREE LOOK

You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Money Market Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Money Market Variable Portfolio during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

ANCHOR SERIES TRUST -- CLASS 3

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

SUNAMERICA SERIES TRUST -- CLASS 3

AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II

Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").

WM VARIABLE TRUST -- CLASS 2

WM Advisors, Inc. is the investment advisor to the WM Variable Trust ("WMVT").

STRATEGIC ASSET MANAGEMENT PORTFOLIOS
Flexible Income Portfolio                                    WM Advisors, Inc.                                      WMVT
Conservative Balanced Portfolio                              WM Advisors, Inc.                                      WMVT
Balanced Portfolio                                           WM Advisors, Inc.                                      WMVT
Conservative Growth Portfolio                                WM Advisors, Inc.                                      WMVT
Strategic Growth Portfolio                                   WM Advisors, Inc.                                      WMVT
EQUITY FUNDS
Technology Portfolio**                                       Van Kampen/Van Kampen Asset Management                 SAST
Global Equities Portfolio                                    Alliance Capital Management, L.P.                      SAST
REIT Fund                                                    WM Advisors, Inc.                                      WMVT
Equity Income Fund                                           WM Advisors, Inc.                                      WMVT
Growth & Income Fund                                         WM Advisors, Inc.                                      WMVT
West Coast Equity Fund                                       WM Advisors, Inc.                                      WMVT
Mid Cap Stock Fund                                           WM Advisors, Inc.                                      WMVT
Growth Fund                                                  Salomon Brothers Asset Management, Inc.,               WMVT
                                                             Janus Capital Management LLC, and
                                                             OppenheimerFunds, Inc.
Small Cap Growth Fund                                        Delaware Management Company and                        WMVT
                                                             Oberweis Asset Management, Inc.
International Growth Fund                                    Capital Guardian Trust Company                         WMVT
MFS Mid-Cap Growth Portfolio                                 Massachusetts Financial Services Company               SAST
Capital Appreciation Portfolio                               Wellington Management Company, LLP                     AST
Alliance Growth Portfolio                                    Alliance Capital Management, L.P.                      SAST
Van Kampen LIT Comstock Portfolio*                           Van Kampen/Van Kampen Asset Management                 VKT

FIXED-INCOME FUNDS
Short Term Income Fund                                       WM Advisors, Inc.                                      WMVT
U.S. Government Securities Fund                              WM Advisors, Inc.                                      WMVT
Income Fund                                                  WM Advisors, Inc.                                      WMVT
Money Market Fund                                            WM Advisors, Inc.                                      WMVT

 *Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

**Morgan Stanley Investment Management, Inc., the subadviser for the Technology
  Portfolio, does business in certain circumstances using the name Van Kampen.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account options for varying guarantee periods. A Fixed Account is an account in which you invest money and earn a fixed rate of return. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any available Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Account Options.

  DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other available Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

MONTH   ACCUMULATION UNIT   UNITS PURCHASED
-----   -----------------   ---------------
  1          $ 7.50               100
  2          $ 5.00               150
  3          $10.00                75
  4          $ 7.50               100
  5          $ 5.00               150
  6          $ 7.50               100

    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

  TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail

Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

          (1) the number of transfers made in a defined period;

          (2) the dollar amount of the transfer;

          (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

          (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

          (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

          (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services performing asset allocation services/strategies for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct a contract maintenance fee. SEE EXPENSES BELOW.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can take out the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A - (B x C) = D, where:
    A = Your contract value at the time of your request for withdrawal ($90,000) B = The amount of your Purchase Payments still subject to withdrawal charge
        ($100,000)
    C = The withdrawal charge percentage applicable to the age of each Purchase
        Payment (assuming 5% is the applicable percentage) [B x C = $5,000]
    D = Your full contract value ($85,000) available for total withdrawal

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account option, for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

DIVERSIFIED STRATEGIES INCOME REWARDS

What is Diversified Strategies Income Rewards?

Diversified Strategies Income Rewards is an optional living benefit feature. If you elect this feature, for which you will be charged an annualized fee after a specified waiting period, you are guaranteed to receive withdrawals, over a minimum number of years that in total equal Purchase Payments made in the first 90 days adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Diversified Strategies Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Diversified Strategies Income Rewards has rules and restrictions that are discussed more fully below.

What options are currently available?

Three options are currently available under this feature. The available options, referred to as the Step-Up Options, provide a guaranteed minimum withdrawal amount over a minimum number of years equal to at least your initial Purchase Payment (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), the Benefit will be reduced and you may not receive a step-up amount depending on the option selected.

Each option and its components are fully described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect the feature?

You may only elect the feature at the time of contract issue and must choose one of the options discussed below. You may not change the option after election. You cannot elect the feature if you are age 81 or older on the contract issue date. Generally, once you elect the feature, it cannot be cancelled.

Diversified Strategies Income Rewards cannot be elected if you elect the Capital Protector feature. SEE CAPITAL PROTECTOR BELOW. Diversified Strategies Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

The table below is a summary of the three Step-Up Options we are currently offering:

                                                                                                       MINIMUM WITHDRAWAL PERIOD*
                               BENEFIT                                                                     (IF MAXIMUM ANNUAL
                            AVAILABILITY                                    MAXIMUM ANNUAL WITHDRAWAL   WITHDRAWAL AMOUNT TAKEN
       OPTION                   DATE                  STEP-UP AMOUNT          AMOUNT(+) PERCENTAGE             EACH YEAR)
       ------               ------------              --------------        -------------------------  --------------------------
         1                3 years following         10%* of Withdrawal      10% of Withdrawal Benefit          11 years
                         contract issue date           Benefit Base                   Base
         2                5 years following         20%* of Withdrawal      10% of Withdrawal Benefit          12 years
                         contract issue date           Benefit Base                   Base
         3               10 years following         50%** of Withdrawal     10% of Withdrawal Benefit          15 years
                         contract issue date           Benefit Base                   Base

* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

(+) For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of:
     (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for the Step-Up Options calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract up to the 90th day after your contract issue date, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the WITHDRAWAL BENEFIT BASE, On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Diversified Strategies Income Rewards?

The annualized Diversified Strategies Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

      CONTRACT YEAR             ANNUALIZED FEE
      -------------             --------------
        0-7 years             0.65% of Withdrawal
                                 Benefit Base
       8-10 years             0.45% of Withdrawal
                                 Benefit Base
        11+ years                    none

What are the effects of withdrawals on the Step-Up Options?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Diversified Strategies Income Rewards are further explained through the calculations below:

WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal that exceeds the Step-Up Amount will reduce the Withdrawal Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

     a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

     b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit
Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

     a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

     b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE DIVERSIFIED STRATEGIES INCOME REWARDS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS ON THE DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE.

What happens if my contract value is reduced to zero?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature. However, the contract and its other features and benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. Lump sum distribution of the actuarial present value as determined by us, of the total remaining guaranteed withdrawals; or

     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Diversified Strategies Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Diversified Strategies Income Rewards upon my death?

If the Stepped-Up Benefit Base is greater than zero when the original owner dies, and the contract value equals zero and therefore no death benefit is payable, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. If the Stepped-Up Benefit Base and the contract value are greater than zero, a non-spousal Beneficiary must make a death claim under the contract provisions which terminates the Benefit. SEE DEATH BENEFITS BELOW.

Can Diversified Strategies Income Rewards be cancelled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

     1. Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information

Diversified Strategies Income Rewards is designed to offer protection of your initial investment in the event of a significant market down turn. Diversified Strategies Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. Diversified Strategies Income Rewards does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Diversified Strategies Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively impact the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date. Any withdrawals taken under this feature or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right at the time your contract is issued to limit the maximum Eligible Purchase Payments to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect this Diversified Strategies Income Rewards feature.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

CAPITAL PROTECTOR

What is Capital Protector?

Capital Protector is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Capital Protector is not available if you elect Diversified Strategies Income Rewards. SEE DIVERSIFIED STRATEGIES INCOME REWARDS ABOVE.

Capital Protector may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.

How is the Benefit calculated?

The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting Period ("Benefit Date") is less than the Purchase Payments made, as follows:

                               PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                     INCLUDED IN THE
THE CONTRACT ISSUE DATE              BENEFIT CALCULATION
-----------------------        -------------------------------
 0-90 Days                                  100%
 91+ Days                                     0%

The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the Fee for Capital Protector?

The annualized charge will be deducted from your contract value on a quarterly basis throughout the Waiting Period, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

CONTRACT YEAR                               ANNUALIZED FEE *
-------------                               ----------------
 0-5                                              0.65%
 6-10                                             0.45%
 11+                                               none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What Happens to Capital Protector upon a Spousal Continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information

Capital Protector may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Capital Protector would not protect the majority of those payments.

Since Capital Protector may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce the value of the Benefit.

We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFITS
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

Payments must begin under the selected Income Option no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

     1.  Net Purchase Payments; or

     2.  Contract value.

OPTIONAL DEATH BENEFIT

For an additional fee, you may elect the Maximum Anniversary Value death benefit which can provide greater protection for your beneficiaries if you die prior to age 90. You must choose this benefit at the time you purchase your contract and you cannot terminate your election at any time. The optional death benefit is not available if you are age 81 or older at the time of contract issue. The fee for this optional death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee is no longer deducted upon the owner's 90th birthday.

The Maximum Anniversary Value death benefit is the greatest of:

     1.  Contract value; or

     2.  Net Purchase Payments; or

     3. Maximum Anniversary Value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary; and adjusted for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greater of contract value or Net Purchase Payments. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THESE DEATH BENEFIT FEATURES (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. Generally, the Continuing Spouse cannot change any contract provisions as the new owner. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. The Continuation Contribution is not considered a Purchase

Payment for any other calculation except as noted in Appendix B. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Optional Death Benefit and the available death benefit will be the Standard Death Benefit. If the Continuing Spouse is age 81 or older on the Continuation Date, and if a Continuation Contribution is added to the contract value, the only available death benefit will be the Standard Death Benefit. If the Maximum Anniversary Value optional death benefit was selected and the Continuing Spouse lives to age 90 or older, the death benefit will be the contract value. The fee for the optional Maximum Anniversary Value death benefit will no longer be deducted after the Continuing Spouse's 90th birthday.

The determination of any future death benefits under the Contract will generally be made using the age of the Continuing Spouse on the Continuation Date, if any Continuation Contribution has been made, and the date of the Continuing Spouse's death. If no Continuation Contribution has been made to the contract on the Continuation Date, the age of the spouse on the date of the original contract issue will be used to determine any age-driven benefits.

SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as Separate Account or withdrawal charges for the life of your contract. These fees and charges reduce your investment return. Underlying Fund fees may increase or decrease.

SEPARATE ACCOUNT EXPENSES

The Annual Separate Account expense is 1.55% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for three complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedule is as follows:

      YEAR          1    2    3   4+
-----------------  ---  ---  ---  ---
Withdrawal
  Charge.........   7%   6%   5%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Underlying Funds. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds.

12b-1 FEES

Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a 0.25% annualized fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of WM Variable Trust, and Class 3 shares of the Anchor Series Trust and SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUSES FOR THE TRUSTS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS

The annualized Diversified Strategies Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

CONTRACT YEAR            ANNUALIZED FEE
-------------   --------------------------------
  0-7 years     0.65% of Withdrawal Benefit Base
 8-10 years     0.45% of Withdrawal Benefit Base
  11+ years                   none

OPTIONAL CAPITAL PROTECTOR FEE

The annualized Capital Protector fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the charge is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:

                                  ANNUALIZED
CONTRACT YEAR                         FEE
-------------                     -----------
0-5............................      0.65%
6-10...........................      0.45%
11+............................      none

OPTIONAL DEATH BENEFIT FEE

The fee for the Maximum Anniversary Value optional death benefit is 0.15% of average daily ending net asset value allocated to the Variable Portfolios.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity
Date).

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other annuity options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, First SunAmerica guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable, unless otherwise elected.

INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity date depending on four factors:

     - For life options, your age when payments begin, and in most states, if a Non-Qualified Contract, your gender;

     - The value of your contract in the Variable Portfolio(s) on the Annuity Date;

     - The 3.5% assumed investment rate ("AIR") for variable income payments used in the annuity table for the contract, and;

     - The performance of the Variable Portfolio(s) in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolio(s) after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolio(s) also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on the assumed AIR of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT

GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

OTHER INFORMATION
--------------------------------------------------------------------------------

FIRST SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, FS Variable Separate Account, under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Account options goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 6.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

WM Funds Distributor, Inc. 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 distributes the contracts. WM Funds Distributors is registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (877) 311-WMVA (9682), if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the company. For example, the recent ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of FS Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (877) 311-WMVA (9682). The contents of the SAI are tabulated below.

Separate Account............................................    2
General Account.............................................    2
Support Agreement Between the Company and AIG...............    3
Performance Data............................................    3
Income Payments.............................................    6
Annuity Unit Values.........................................    6
Variable Annuity Payments...................................    7
Taxes.......................................................    8
Distribution of Contracts...................................   13
Financial Statements........................................   13

APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------

If at the time you purchase your contract, we are offering FAGPs with a longer duration than one year, a market value adjustment ("MVA") may apply if you withdraw your money prior to the end of the FAGP. THE MARKET VALUE ADJUSTMENT APPENDIX SHOWS HOW WE CALCULATE AND APPLY THE MVA.

If you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to this adjustment as a MVA. The MVA does not apply to any available one year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. However, the MVA will never result in your earning less that than the minimum annual guaranteed interest rate as specified in your contract, on Purchase Payments minus withdrawals, made prior to May 2, 2005, in to a particular multi-year FAGP and/or Purchase Payments less withdrawals made into any available multi-year fixed account on or after May 2, 2005. Thus, application of the MVA will not result in a loss of principal. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. The MVA is applicable to both partial and full withdrawals of contract value.

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:
                            [(1+I/(1+J+L)](N/12) - 1

where:

            I is the interest rate you are earning on the money invested in the FAGP;

            J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

            N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

            L is 0.005 (some states require a different value; see your contract)

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     -  If a withdrawal is made to pay contract fees and charges;

     -  To pay a death benefit; and

     -  Upon beginning an income option, if occurring on the Latest Annuity
        Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the
Guarantee periods available or Surrender Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was not issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1
                  = [(1.05)/(1.04+0.0025)]18/12 - 1
                  = (1.007194)(1.5) - 1
                  = 1.010811 - 1
                  = +0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.010811) = +$43.24

$43.24 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1
                  = [(1.05)/(1.06+0.0025)]18/12 - 1
                  = (0.988235)1.5 - 1
                  = 0.982405 - 1
                  = -0.017595

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.017595) = -$70.38

$70.38 represents the negative MVA that will be deducted from the withdrawal.

We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1
                  = [(1.05)/(1.04+0.0025)]18/12 - 1
                  = (1.007194)1.5 - 1
                  = 1.010811 - 1
                  = +0.010811

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.010811) = +$40.65

$40.65 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)](N/12) - 1
                  = [(1.05)/(1.06+0.0025)](18/12) - 1
                  = (0.988235)1.5 - 1
                  = 0.982405 - 1
                  =-0.017595

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.017595) = -$66.16

$66.16 represents the negative MVA that would be deducted from the withdrawal.

We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.

APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The following details the death benefit options available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following details the death benefit options upon the Continuing Spouse's death:

The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death we will pay the beneficiary the greater of:

1.  Net Purchase Payments; or

2. Contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Maximum Anniversary Value Death Benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary this death benefit.

MAXIMUM ANNIVERSARY VALUE:

If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

a.  Continuation Net Purchase Payments; or

b. Contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary, reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive satisfactory proof of death.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

APPENDIX C - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDING        ENDING
                                                                  2003          2004
                                                              ------------  ------------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $24.940   (a) $34.261
                                                              (b) $24.940   (b) $33.687
        Ending AUV..........................................  (a) $34.261   (a) $36.692
                                                              (b) $33.687   (b) $35.998
        Ending Number of AUs................................  (a) 181       (a) 876
                                                              (b) 4         (b) 582

----------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST:
  Alliance Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $20.801   (a) $27.200
                                                              (b) $20.801   (b) $26.934
        Ending AUV..........................................  (a) $27.200   (a) $28.821
                                                              (b) $26.934   (b) $28.510
        Ending Number of AUs................................  (a) 198       (a) 380
                                                              (b) 955       (b) 966

----------------------------------------------------------------------------------------
  Global Equities Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $11.824   (a) $15.711
                                                              (b) $11.824   (b) $15.662
        Ending AUV..........................................  (a) $15.711   (a) $17.289
                                                              (b) $15.662   (b) $17.159
        Ending Number of AUs................................  (a) 173       (a) 176
                                                              (b) 49        (b) 990

----------------------------------------------------------------------------------------
  MFS Mid-Cap Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.818    (a) $9.417
                                                              (b) $6.818    (b) $9.409
        Ending AUV..........................................  (a) $9.417    (a) $10.556
                                                              (b) $9.409    (b) $10.528
        Ending Number of AUs................................  (a) 252       (a) 610
                                                              (b) 165       (b) 3,787

----------------------------------------------------------------------------------------
  Technology Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $1.693    (a) $2.548
                                                              (b) $1.693    (b) $2.528
        Ending AUV..........................................  (a) $2.548    (a) $2.440
                                                              (b) $2.528    (b) $2.393
        Ending Number of AUs................................  (a) 8,930     (a) 11,275
                                                              (b) 58        (b) 58

----------------------------------------------------------------------------------------
WM VARIABLE TRUST:
  Balanced Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.594    (a) $8.156
                                                              (b) $6.588    (b) $8.138
        Ending AUV..........................................  (a) $8.156    (a) $8.821
                                                              (b) $8.138    (b) $8.788
        Ending Number of AUs................................  (a) 263,974   (a) 557,194
                                                              (b) 91,028    (b) 280,641

----------------------------------------------------------------------------------------
  Conservative Balanced Portfolio (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.273    (a) $6.140
                                                              (b) $5.273    (b) $6.132
        Ending AUV..........................................  (a) $6.140    (a) $6.522
                                                              (b) $6.132    (b) $6.504
        Ending Number of AUs................................  (a) 24,908    (a) 72,408
                                                              (b) 450       (b) 51,823

----------------------------------------------------------------------------------------
  Conservative Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.354    (a) $8.334
                                                              (b) $6.351    (b) $8.320
        Ending AUV..........................................  (a) $8.334    (a) $9.156
                                                              (b) $8.320    (b) $9.127
        Ending Number of AUs................................  (a) 107,876   (a) 118,530
                                                              (b) 21,962    (b) 93,964

----------------------------------------------------------------------------------------
  Equity Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.204    (a) $6.997
                                                              (b) $5.193    (b) $6.973
        Ending AUV..........................................  (a) $6.997    (a) $8.186
                                                              (b) $6.973    (b) $8.145
        Ending Number of AUs................................  (a) 18,266    (a) 42,886
                                                              (b) 3,856     (b) 8,371

----------------------------------------------------------------------------------------
              (a) Without election of optional enhanced death
  benefit feature
              (b) With election of optional enhanced death
  benefit feature

                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDING        ENDING
                                                                  2003          2004
                                                              ------------  ------------
  Flexible Income Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.509    (a) $7.286
                                                              (b) $6.501    (b) $7.267
        Ending AUV..........................................  (a) $7.286    (a) $7.622
                                                              (b) $7.267    (b) $7.590
        Ending Number of AUs................................  (a) 98,131    (a) 148,126
                                                              (b) 2,678     (b) 22,076

----------------------------------------------------------------------------------------
  Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $4.568    (a) $6.148
                                                              (b) $4.560    (b) $6.130
        Ending AUV..........................................  (a) $6.148    (a) $6.539
                                                              (b) $6.130    (b) $6.509
        Ending Number of AUs................................  (a) 654       (a) 854
                                                              (b) 8,867     (b) 8,868

----------------------------------------------------------------------------------------
  Growth & Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $4.407    (a) $5.806
                                                              (b) $4.407    (b) $5.798
        Ending AUV..........................................  (a) $5.806    (a) $6.218
                                                              (b) $5.798    (b) $6.201
        Ending Number of AUs................................  (a) 4,092     (a) 4,443
                                                              (b) 236       (b) 3,910

----------------------------------------------------------------------------------------
  Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.243    (a) $6.673
                                                              (b) $6.236    (b) $6.656
        Ending AUV..........................................  (a) $6.673    (a) $6.919
                                                              (b) $6.656    (b) $6.892
        Ending Number of AUs................................  (a) 17,501    (a) 18,527
                                                              (b) 7,813     (b) 24,971

----------------------------------------------------------------------------------------
  International Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $3.560    (a) $5.023
                                                              (b) $3.543    (b) $4.992
        Ending AUV..........................................  (a) $5.023    (a) $5.605
                                                              (b) $4.992    (b) $5.562
        Ending Number of AUs................................  (a) 3,988     (a) 5,163
                                                              (b) 28        (b) 28

----------------------------------------------------------------------------------------
  Mid Cap Stock Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.599    (a) $7.347
                                                              (b) $5.608    (b) $7.349
        Ending AUV..........................................  (a) $7.347    (a) $8.267
                                                              (b) $7.349    (b) $8.257
        Ending Number of AUs................................  (a) 4,299     (a) 17,499
                                                              (b) 18        (b) 1,920

----------------------------------------------------------------------------------------
  Money Market Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.763    (a) $5.703
                                                              (b) $5.748    (b) $5.680
        Ending AUV..........................................  (a) $5.703    (a) $5.649
                                                              (b) $5.680    (b) $5.618
        Ending Number of AUs................................  (a) 12        (a) 5,216
                                                              (b) 12        (b) 12

----------------------------------------------------------------------------------------
  REIT Fund (Inception Date -- 10/1/03)
        Beginning AUV.......................................  (a) $10.600   (a) $11.535
                                                              (b) $10.605   (b) $11.501
        Ending AUV..........................................  (a) $11.535   (a) $15.132
                                                              (b) $11.501   (b) $14.939
        Ending Number of AUs................................  (a) 10        (a) 9,612
                                                              (b) 10        (b) 10

----------------------------------------------------------------------------------------
  Short Term Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.227    (a) $6.406
                                                              (b) $6.225    (b) $6.396
        Ending AUV..........................................  (a) $6.406    (a) $6.409
                                                              (b) $6.396    (b) $6.389
        Ending Number of AUs................................  (a) 3,343     (a) 22,697
                                                              (b) 16        (b) 1,171

----------------------------------------------------------------------------------------
              (a) Without election of optional enhanced death
  benefit feature
              (b) With election of optional enhanced death
  benefit feature

                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDING        ENDING
                                                                  2003          2004
                                                              ------------  ------------
  Small Cap Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $3.720    (a) $6.474
                                                              (b) $3.712    (b) $6.452
        Ending AUV..........................................  (a) $6.474    (a) $6.661
                                                              (b) $6.452    (b) $6.628
        Ending Number of AUs................................  (a) 3,746     (a) 7,345
                                                              (b) 27        (b) 26

----------------------------------------------------------------------------------------
  Strategic Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.541    (a) $8.959
                                                              (b) $6.531    (b) $8.934
        Ending AUV..........................................  (a) $8.959    (a) $9.927
                                                              (b) $8.934    (b) $9.885
        Ending Number of AUs................................  (a) 22,673    (a) 25,413
                                                              (b) 3,173     (b) 7,620

----------------------------------------------------------------------------------------
  U.S. Government Securities Fund (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.220    (a) $6.238
                                                              (b) $6.215    (b) $6.225
        Ending AUV..........................................  (a) $6.238    (a) $6.363
                                                              (b) $6.225    (b) $6.340
        Ending Number of AUs................................  (a) 2,796     (a) 2,950
                                                              (b) 21,057    (b) 4,882

----------------------------------------------------------------------------------------
  West Coast Equity Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.451    (a) $9.438
                                                              (b) $6.440    (b) $9.410
        Ending AUV..........................................  (a) $9.438    (a) $10.475
                                                              (b) $9.410    (b) $10.428
        Ending Number of AUs................................  (a) 1,338     (a) 4,228
                                                              (b) 17        (b) 1,560

----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST:
  LIT Comstock Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $7.709    (a) $10.475
                                                              (b) $7.673    (b) $10.412
        Ending AUV..........................................  (a) $10.475   (a) $12.112
                                                              (b) $10.412   (b) $12.021
        Ending Number of AUs................................  (a) 440       (a) 578
                                                              (b) 29        (b) 3,897

----------------------------------------------------------------------------------------
              (a) Without election of optional enhanced death
  benefit feature
              (b) With election of optional enhanced death
  benefit feature

APPENDIX D - DIVERSIFIED STRATEGIES INCOME REWARDS EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Diversified Strategies Income Rewards feature:

EXAMPLE 1:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR OPTIONS 1 AND 2:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR OPTION 3:

Assume you elect Diversified Strategies Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.***

EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

--------------------------------------------------------------------------------

 Please forward a copy (without charge) of the WM Diversified Strategies(III) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
       Name

       ------------------------------------------------------------------
       Address

       ------------------------------------------------------------------
       City/State/Zip

       ------------------------------------------------------------------

       Date:
       -----------------------------  Signed: ----------------------------

 Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                                   As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                     Registration No. 333-101487


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          FS VARIABLE SEPARATE ACCOUNT
  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005:
                          FSA ADVISOR VARIABLE ANNUITY
                 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY
                            POLARIS VARIABLE ANNUITY
                           POLARIS II VARIABLE ANNUITY

                        FS VARIABLE ANNUITY ACCOUNT NINE
    SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005
                   ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY
              ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

                             FS VARIABLE ACCOUNT TWO
     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005
                    VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY

                        FS VARIABLE ANNUITY ACCOUNT FIVE
  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 29, 2005
                      SEASONS TRIPLE ELITE VARIABLE ANNUITY
                       SEASONS SELECT II VARIABLE ANNUITY

THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS HEREBY CHANGED TO OCTOBER 24, 2005.

ADD A NEW SUBSECTION AT THE END OF THE "SEPARATE ACCOUNT" SECTION, AS FOLLOWS:

AMERICAN HOME ASSURANCE COMPANY


      American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

ADD A NEW SUBSECTION TO THE "FINANCIAL STATEMENTS" SECTION, AS FOLLOWS:

AMERICAN HOME FINANCIAL STATEMENTS

      The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to American Home Assurance Company's adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

      You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

   Please keep this supplement with your Statement of Additional Information.

Dated: October 24, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

                      FIXED AND VARIABLE DEFERRED CONTRACTS

                                    ISSUED BY

                          FS VARIABLE SEPARATE ACCOUNT

                          WM DIVERSIFIED STRATEGIES III

               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY




This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 2, 2005, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(877)311-WMVA (9682) or by written request addressed to:

First SunAmerica Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299

       The date of this Statement of Additional Information is May 2, 2005.






                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Separate Account..........................................................   2
General Account...........................................................   2
Support Agreement Between the Company and AIG.............................   3
Performance Data..........................................................   3
Income Payments...........................................................   6
Annuity Unit Values.......................................................   6
Variable Annuity Payments.................................................   7
Taxes.....................................................................   8
Distribution of Contracts.................................................  13
Financial Statements......................................................  13

                                SEPARATE ACCOUNT

First SunAmerica Life Insurance Company ("the Company") established FS Variable Separate Account ("separate account") under New York law on September 9, 1994. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios ("Underlying Funds"). The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the Underlying Funds. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

                                 GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed investment options and/or the available DCA fixed account(s), as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG


The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

                                PERFORMANCE DATA

From time to time the separate account may advertise the Money Market Fund's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to the net income generated for a contract funded by an investment in the Variable Portfolio (which invests in shares of the Money Market Fund of WM Variable Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for the Variable Portfolios, including the Money Market Fund. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolio is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

Money Market Fund


Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     Base Period Return = (EV-SV-CMF)/(SV) where:

     SV  = value of one Accumulation Unit at the start of a 7 day period
     EV = value of one Accumulation Unit at the end of the 7 day period CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio allocated portion of the fee is proportional to the percentage of the number of the accounts that have money allocated to the Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size contracts funded by the Money Market Fund. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

The Money Market Fund also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

             Effective Yield = [(Base Period Return + 1)(365/7) - 1]

The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the separate account compute their performance data as "total return." A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.

     P(1+T)(n) = ERV

     where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the three year surrender charge schedule.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. These rates of return do not reflect election of any optional features. The rates of return would be lower if the features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. In some cases a particular Variable Portfolio may have been available in another contract funded through this separate account. If the Variable Portfolio was included in this separate account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts. Hypothetical return data is derived from the original class of the corresponding Underlying Funds of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and WM Variable Trust, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each Underlying Fund.

FS Variable Separate Account also funds another contract called Polaris Variable Annuity which has been in existence longer that the First SunAmerica WM Diversified StrategiesIII Variable Annuity. The performance returns below are based on historical data of the Separate Account and the Trusts, adjusted for the fees and charges applicable to the First SunAmerica WM Diversified StrategiesIII Variable Annuity.

Hypothetical return data is derived from the original class of the corresponding Underlying Funds of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and WM Variable Trust, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each Underlying Fund.

                                 INCOME PAYMENTS

Initial Annuity Payment

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of certain guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

                               ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the Underlying Funds in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)
                                  = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5% per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5% per annum is:

                1/[(1.035) (to the power of) (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

                            VARIABLE ANNUITY PAYMENTS

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                      TAXES
General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."
                                       9

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

The contracts are offered through WM Funds Distributor, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Funds Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of FS Variable Separate Account at December 31, 2004 and for each of the two years in the period ended December 31, 2004 are presented in this Statement of Additional Information. The financial statements of First SunAmerica Life Insurance Company should be considered only as bearing on the ability of First SunAmerica Life Insurance Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and First SunAmerica Life Insurance Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.




PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                 BALANCE SHEET

                                                                                      December 31,        December 31,
                                                                                          2004                2003
                                                                                      ------------        ------------
                                                                                               (in thousands)
ASSETS

Investments and cash:
  Cash and short-term investments                                                     $     24,858        $    104,011
  Bonds, notes and redeemable preferred stocks available for sale, at fair value
    (amortized cost: December 31, 2004, $2,919,279;
    December 31, 2003, $2,617,647)                                                       2,971,425           2,657,812
  Mortgage loans                                                                           276,859             215,521
  Policy loans                                                                              32,899              35,251
  Common stocks available for sale, at fair value (cost: December 31, 2004,
    $700; December 31, 2003, $291)                                                             705                 295
  Securities lending collateral                                                            517,644             154,756
                                                                                      ------------        ------------
  Total investments and cash                                                             3,824,390           3,167,646

Variable annuity assets held in separate accounts                                          488,046             438,224
Accrued investment income                                                                   32,486              27,577
Deferred acquisition costs                                                                 157,729             161,828
Other deferred expenses                                                                     19,139              16,098
Income taxes currently receivable from Parent                                                   --               1,360
Other assets                                                                                 9,033               1,749
                                                                                      ------------        ------------
TOTAL ASSETS                                                                          $  4,530,823        $  3,814,482
                                                                                      ============        ============

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts                                                $  2,863,048        $  2,490,145
  Reserves for universal life insurance contracts                                          226,133             232,271
  Income taxes currently payable to Parent                                                   2,540                  --
  Securities lending payable                                                               517,644             154,756
  Payable to brokers                                                                            --              40,852
  Other liabilities                                                                         31,807              66,814
                                                                                      ------------        ------------
  Total reserves, payables and accrued liabilities                                       3,641,172           2,984,838

Variable annuity liabilities related to separate accounts                                  488,046             438,224

Deferred income taxes                                                                       25,092              41,895
                                                                                      ------------        ------------

Total liabilities                                                                        4,154,310           3,464,957
                                                                                      ------------        ------------

Shareholder's equity:
  Common stock                                                                               3,000               3,000
  Additional paid-in capital                                                               259,428             259,428
  Retained earnings                                                                         92,082              68,657
  Accumulated other comprehensive income                                                    22,003              18,440
                                                                                      ------------        ------------

  Total shareholder's equity                                                               376,513             349,525
                                                                                      ------------        ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                            $  4,530,823        $  3,814,482
                                                                                      ============        ============

                See accompanying notes to financial statements.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                    Years Ended December 31,
                                                       ------------------------------------------------
                                                          2004                2003              2002
                                                       ----------          ----------        ----------
                                                                         (in thousands)
REVENUES

  Fee income:
    Variable annuity policy fees                       $    8,903          $    8,077        $    9,003
    Universal life insurance policy fees,
      net of reinsurance                                    5,354               5,289             6,276
    Premiums on reinsurance contract                        6,586                  --                --
    Surrender charges                                       2,999               1,744             1,854
                                                       ----------          ----------        ----------
  Total fee income                                         23,842              15,110            17,133

  Investment income                                       167,371             119,730            97,327
  Net realized investment gains (losses)                   (2,655)              2,417           (10,025)
                                                       ----------          ----------        ----------

Total revenues                                            188,558             137,257           104,435
                                                       ----------          ----------        ----------

BENEFITS AND EXPENSES

Interest expense:
  Fixed annuity contracts                                  90,167              65,631            47,186
  Universal life insurance contracts                       10,858              11,076            11,489
                                                       ----------          ----------        ----------
Total interest expense                                    101,025              76,707            58,675

Amortization of bonus interest                              2,411               1,038               248
General and administrative expenses                         7,711               6,036             8,112
Amortization of deferred acquisition costs                 31,772              19,526            16,119
Annual commissions                                          1,554               1,038               771
Commissions on reinsurance contract                         3,034                  --                --
Claims on universal life insurance contracts,
  net of reinsurance recoveries                             3,905               3,098             2,985
Claims on reinsurance contract                              2,616                  --                --
Guaranteed benefits                                         1,193                 816             1,735
                                                       ----------          ----------        ----------

Total benefits and expenses                               155,221             108,259            88,645
                                                       ----------          ----------        ----------

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                                        33,337              28,998            15,790

Income tax expense                                          7,899              12,081             9,032
                                                       ----------          ----------        ----------

INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                                        25,438              16,917             6,758
                                                       ----------          ----------        ----------

Cumulative effect of accounting change,
  net of tax                                               (2,013)                 --                --
                                                       ----------          ----------        ----------

NET INCOME                                             $   23,425          $   16,917        $    6,758
                                                       ----------          ----------        ----------

                 See accompanying notes to financial statements

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                                                     Years Ended December 31,
                                                                            ------------------------------------------
                                                                              2004             2003             2002
                                                                            --------         --------         --------
                                                                                          (in thousands)
OTHER COMPREHENSIVE INCOME, NET OF TAX:

Net unrealized gains on debt and equity securities available for sale identified in the current period less related amortization
  of deferred acquisition costs and other deferred expenses                 $  4,118         $  8,750         $ 16,123

Less reclassification adjustment for net realized (gains)
  losses included in net income                                                1,364           (1,719)           3,417

Income tax expense                                                            (1,919)          (2,461)          (6,839)
                                                                            --------         --------         --------

OTHER COMPREHENSIVE INCOME                                                     3,563            4,570           12,701
                                                                            --------         --------         --------

COMPREHENSIVE INCOME                                                        $ 26,988         $ 21,487         $ 19,459
                                                                            ========         ========         ========

                  See accompanying notes to financial statement

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS

                                                                                            Years Ended December 31,
                                                                                ------------------------------------------------
                                                                                   2004              2003                2002
                                                                                ----------        ----------          ----------
                                                                                                (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   23,425       $    16,917          $    6,758
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Cumulative effect of accounting change, net of tax                                2,013                --                  --
   Interest credited to:
      Fixed annuity contracts                                                       90,167            65,631              47,186
      Universal life insurance contracts                                            10,858            11,076              11,489
   Net realized investment (gains) losses                                            2,655            (2,417)             10,025
   Amortization of net premiums/(accretion of net discounts) on investments          5,730            (2,493)             (1,241)
   Amortization of deferred acquisition costs and other deferred expenses           34,183            20,564              16,367
   Acquisition costs deferred                                                      (35,395)          (79,439)            (26,952)
   Other expenses deferred                                                          (6,037)          (13,192)             (3,393)
   Provision for deferred income taxes                                             (17,639)            9,040              25,503
   Change in:
      Accrued investment income                                                     (4,909)          (11,728)             (3,537)
      Income taxes currently receivable from / payable to Parent                     3,900             8,471             (13,550)
      Other assets                                                                  (7,284)             (348)                860
      Other liabilities                                                             (8,200)           16,035               3,788
   Other, net                                                                        3,754             3,922                (350)
                                                                                ----------       -----------          ----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                           97,221            42,039              72,953
                                                                                ----------       -----------          ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds, notes and redeemable preferred stocks                                   (952,300)       (1,883,889)           (604,280)
   Mortgage loans                                                                  (82,533)          (53,070)            (45,944)
   Common stock                                                                         --                --                (845)
   Other investments, excluding short-term investments                                  --              (771)               (417)
Sales of:
   Bonds, notes and redeemable preferred stocks                                    388,143           399,240             219,856
   Other investments, excluding short-term investments                                 112             1,522                  49
Redemptions and maturities of:
   Bonds, notes and redeemable preferred stocks                                    217,009           284,025             121,967
   Mortgage loans                                                                   21,413            30,846              25,833
   Other investments, excluding short-term investments                               1,513             1,572               1,709
                                                                                ----------       -----------          ----------

NET CASH USED IN INVESTING ACTIVITIES                                           $ (406,643)      $(1,220,525)        $ (282,072)
                                                                                ----------       -----------          ----------

                 See accompanying notes to financial statements

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                      STATEMENT OF CASH FLOWS (Continued)

                                                                                         Years Ended December 31,
                                                                            ----------------------------------------------------
                                                                               2004                2003                  2002
                                                                            ----------          ----------            ----------
                                                                                              (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts                                                  $  444,942          $1,278,022            $  390,423
   Universal life insurance contracts                                            9,419               9,436                 9,712
Net exchanges to (from) the fixed accounts of variable annuity contracts       (15,532)                427                23,546
Withdrawal payments on:
   Fixed annuity contracts                                                    (151,329)           (114,000)             (137,007)
   Universal life insurance contracts                                           (8,261)             (7,522)              (10,740)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity contracts                                                     (31,615)            (24,551)              (37,837)
   Universal life insurance contracts                                          (17,355)            (12,270)              (20,005)
Capital contributions                                                               --             115,000                    --
                                                                            ----------          ----------            ----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                      230,269           1,244,542               218,092
                                                                            ----------          ----------            ----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                     (79,153)             66,056                 8,973

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                         104,011              37,955                28,982
                                                                            ----------          ----------            ----------

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                            $   24,858          $  104,011            $   37,955
                                                                            ==========          ==========            ==========


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid to Parent                                                 $  (21,639)         $   (5,430)           $   (2,922)
                                                                            ==========          ==========            ==========

                 See accompanying notes to financial statements

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

      First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, and retirement services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing fixed and variable annuity contracts for retirement savings in the State of New York.

      Substantially all of the Company's revenues are derived from the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two financial institutions represented approximately 13% and 11% of deposits in the year ended December 31, 2004. One financial institution represented approximately 16% and one independent broker-dealer represented approximately 15% of deposits in the year ended December 31, 2003. One financial institution represented approximately 19% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period's presentation.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

      The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $507,000,000 and $151,000,000 as of December 31, 2004 and 2003,
      respectively and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the balance sheet as of December 31, 2004 and 2003, respectively. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

      Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income. Impairment writedowns totaled $759,000, $3,139,000 and $9,515,000 in the years ending December 31, 2004, 2003 and 2002.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $16,098,000 of these expenses from DAC to other deferred expenses, which is reported on the balance sheet. The prior period balance sheet and statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

      The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the statement of income and comprehensive income.

      RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS:
      Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

      RESERVE FOR GUARANTEED BENEFITS: Reserve for guaranteed minimum death benefits ("GMDB") is accounted for in accordance with SOP 03-1 and is included in other liabilities on the balance sheet. See Note 7.

      FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income is earned.

      INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Beginning in 2004, the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $2,013,000 ($3,098,000 pre-tax) to reflect the liability and the related impact of DAC as of January 1, 2004.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                          Amortized Cost    Estimated Fair Value
                                          --------------    --------------------
                                                     (in thousands)
AT DECEMBER 31, 2004:

U.S. government securities                $       18,743    $             19,358
Mortgage-backed securities                       753,378                 771,642
Securities of public utilities                   120,769                 125,369
Corporate bonds and notes                      1,599,497               1,624,383
Other debt securities                            426,892                 430,673
                                          --------------    --------------------

      Total                               $    2,919,279    $          2,971,425
                                          ==============    ====================

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued):

                                          Amortized Cost    Estimated Fair Value
                                          --------------    --------------------
                                                     (in thousands)
AT DECEMBER 31, 2003:

U.S. government securities                $       17,671    $             18,054
Mortgage-backed securities                       619,800                 634,640
Securities of public utilities                   126,229                 131,158
Corporate bonds and notes                      1,226,035               1,248,590
Other debt securities                            627,912                 625,370
                                          --------------    --------------------

      Total                               $    2,617,647    $          2,657,812
                                          ==============    ====================

      At December 31, 2004, bonds and notes included $107,951,000 not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 31%, 19%, 13% and 12% concentrated in telecommunications, cyclical consumer products, transportation and financial services industries, respectively. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2004, mortgage loans were collateralized by properties located in 27 states, with loans totaling approximately 25% and 12% of the aggregate carrying value of the portfolio secured by properties located in California and New York, respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

      At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $1,700,000.

      At December 31, 2004, $613,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

      The Company had no investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2004.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued):

                                          Amortized Cost    Estimated Fair Value
                                          --------------    --------------------
                                                     (in thousands)
Due in one year or less                   $       53,983    $             54,926
Due after one year through five years            849,786                 864,360
Due after five years through ten years           916,487                 925,955
Due after ten years                              345,645                 354,542
Mortgage-backed securities                       753,378                 771,642
                                          --------------    --------------------

      Total                               $    2,919,279    $          2,971,425
                                          ==============    ====================

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                        Gross Unrealized       Gross Unrealized
                                             Gains                  Losses
                                        ----------------       ----------------
                                                    (in thousands)
AT DECEMBER 31, 2004:

U.S. government securities              $            634       $            (19)
Mortgage-backed securities                        20,512                 (2,248)
Securities of public utilities                     4,873                   (273)
Corporate bonds and notes                         33,360                 (8,474)
Other debt securities                              6,263                 (2,482)
                                        ----------------       ----------------

Total                                   $         65,642       $        (13,496)
                                        ================       ================

AT DECEMBER 31, 2003:

U.S. government securities              $            383       $             --
Mortgage-backed securities                        20,483                 (5,643)
Securities of public utilities                     5,258                   (329)
Corporate bonds and notes                         30,773                 (8,217)
Other debt securities                              7,294                 (9,837)
                                        ----------------       ----------------

Total                                   $         64,191       $        (24,026)
                                        ================       ================

      Gross unrealized gains on equity securities aggregated $5,000 and $9,000 at December 31, 2004 and 2003, respectively. Gross unrealized losses on equity securities aggregated $0 and $5,000 at December 31, 2004 and 2003, respectively.

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 (dollars in thousands):

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued):

                                       Less than 12 Months               12 Months or More                       Total
                                --------------------------------  --------------------------------   -------------------------------
                                             Unrealized                        Unrealized                        Unrealized
December 31, 2004               Fair Value      Loss       Items  Fair Value      Loss       Items   Fair Value      Loss      Items
                                --------------------------------  --------------------------------   -------------------------------
U.S. government securities      $    2,001     $   (19)        1  $       --    $     --        --   $   2,001     $   (19)        1
Mortgage-backed securities         152,192      (1,887)       31      13,802        (362)        7     165,994      (2,249)       38
Securities of public utilities      22,303        (273)        6          --          --        --      22,303        (273)        6
Corporate bonds and notes          385,522      (4,043)       85      72,370      (4,430)       12     457,892      (8,473)       97
Other debt securities               97,774      (1,926)       17      26,848        (556)        7     124,622      (2,482)       24
                                --------------------------------  --------------------------------   -------------------------------
   Total                        $  659,792    $ (8,148)      140  $  113,020    $ (5,348)       26   $ 772,812    $(13,496)      166
                                ================================  ================================   ===============================

                                       Less than 12 Months               12 Months or More                       Total
                                --------------------------------  --------------------------------   -------------------------------
                                             Unrealized                        Unrealized                        Unrealized
December 31, 2003               Fair Value      Loss       Items  Fair Value      Loss       Items   Fair Value      Loss      Items
                                --------------------------------  --------------------------------   -------------------------------
Mortgage-backed securities      $  183,577   $  (5,643)       37  $       --   $      --        --   $  183,577  $  (5,643)       37
Securities of public utilities      15,013        (329)        6          --          --        --       15,013       (329)        6
Corporate bonds and notes          388,358      (8,204)       69          56         (13)        1      388,414     (8,217)       70
Other debt securities              219,407      (8,357)       44       3,521      (1,480)        1      222,928     (9,837)       45
                                --------------------------------  --------------------------------   -------------------------------
   Total                        $  806,355   $ (22,533)      156  $    3,577   $  (1,493)        2   $  809,932  $ (24,026)      158
                                ================================  ================================   ===============================

      Realized investment gains and losses on the sales of investments are as follows:

                                                                 Years Ended December 31,
                                                       --------------------------------------------
                                                         2004              2003              2002
                                                       --------          --------          --------
                                                                      (in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains                                     $  2,903          $  9,001          $  8,522
    Realized losses                                      (4,245)           (3,315)           (8,623)

COMMON STOCKS:
    Realized gains                                            1               202                --
    Realized losses                                        (180)              (20)              (38)

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued):

      The sources and related amounts of investment income are as follows:

                                                                  Years Ended December 31,
                                                       -----------------------------------------------
                                                          2004               2003              2002
                                                       ----------         ----------        ----------
                                                                        (in thousands)

Short-term investments                                 $      428         $      848        $    1,441
Bonds and notes and redeemable preferred stocks           149,869            103,197            80,518
Mortgage loans                                             15,161             13,552            13,000
Policy loans                                                2,682              2,819             2,160
Securities lending                                            689                 55               788
                                                       ----------         ----------        ----------

Gross investment income                                   168,829            120,471            97,907
Less: investment expenses                                  (1,458)              (741)             (580)
                                                       ----------         ----------        ----------

Total investment income                                $  167,371         $  119,730        $   97,327
                                                       ==========         ==========        ==========

      Investment income was attributable to the following products:

                                                                  Years Ended December 31,
                                                       -----------------------------------------------
                                                          2004               2003              2002
                                                       ----------         ----------        ----------
                                                                        (in thousands)
Fixed annuity contracts                                $  137,906         $   91,169        $   65,606
Variable annuity contracts                                 17,055             14,564            14,062
Universal life insurance contracts                         12,410             13,997            17,659
                                                       ----------         ----------        ----------
Total                                                  $  167,371         $  119,730        $   97,327
                                                       ==========         ==========        ==========

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

     POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

     SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

     The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values are as follows:

                                                                    Carrying Value    Fair Value
                                                                    --------------    ----------
                                                                            (in thousands)
     AT DECEMBER 31, 2004:

     ASSETS:
       Cash and short-term investments                                $   24,858      $   24,858
       Bonds, notes and redeemable preferred stocks                    2,971,425       2,971,425
       Mortgage loans                                                    276,859         284,054
       Policy loans                                                       32,899          32,899
       Common stock                                                          705             705
       Securities lending collateral                                     517,644         517,644
       Variable annuity assets held in separate accounts                 488,046         488,046

     LIABILITIES:
       Reserves for fixed annuity contracts                           $2,863,048      $2,827,611
       Securities lending payable                                        517,644         517,644
       Variable annuity liabilities related to separate accounts         488,046         488,046

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                    Carrying Value    Fair Value
                                                                    --------------    ----------
                                                                            (in thousands)
     AT DECEMBER 31, 2003:

     ASSETS:

       Cash and short-term investments                                $  104,011      $  104,011
       Bonds, notes and redeemable preferred stocks                    2,657,812       2,657,812
       Mortgage loans                                                    215,521         230,022
       Policy loans                                                       35,251          35,251
       Common stock                                                          295             295
       Securities lending collateral                                     154,756         154,756
       Variable annuity assets held in separate accounts                 438,224         438,224

     LIABILITIES:

       Reserves for fixed annuity contracts                           $2,490,145      $2,419,705
       Securities lending payable                                        154,756         154,756
       Variable annuity liabilities related to separate accounts         438,224         438,224

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                                                 Years Ended December 31,
                                                                  2004            2003
                                                                ---------       ---------
                                                                     (in thousands)
     Balance at beginning of year                               $ 161,828       $ 100,571
     Acquisition costs deferred                                    35,395          79,439
     Effect of net unrealized (gains) losses on securities         (5,915)          1,344
     Amortization charged to income                               (31,772)        (19,526)
     Cumulative effect of SOP 03-1                                 (1,807)             --
                                                                ---------       ---------

     Balance at end of year                                     $ 157,729       $ 161,828
                                                                =========       =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.   OTHER DEFERRED EXPENSES

     The following table summarizes the activity in other deferred expenses:

                                                                Years Ended December 31,
                                                                  2004           2003
                                                                --------       --------
                                                                    (in thousands)
     Balance at beginning of year                               $ 16,098       $  3,888
     Expenses deferred                                             6,037         13,192
     Effect of net unrealized (gains) losses on securities          (585)            56
     Amortization charged to income                               (2,411)        (1,038)
                                                                --------       --------

       Balance at end of year                                   $ 19,139       $ 16,098
                                                                ========       ========

7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death or at specified dates during the accumulation period. Such benefits are referred to as GMDB and guaranteed minimum account value ("GMAV"), respectively.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees in the statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits in the statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the statement of income and comprehensive income.

     The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for subsequent withdrawals, at the end of a ten-year waiting period. GMAVs are considered to be derivatives under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", and are recognized at fair value in the balance sheet and through investment income in the statement of income and comprehensive income. The Company began offering the GMAV option in 2004.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:

                                                                            Highest Specified
                                                                               Anniversary
                                                                              Account Value
                                                          Return of Net     Minus Withdrawals
                                                            Deposits         Post Anniversary
                                                          -------------     -----------------
                                                               (dollars in thousands)
     In the event of death (GMDB):

        Account value                                       $148,283             $649,952
        Net amount at risk (a)                              $    348               57,713
        Average attained age of contract holders                  65                   62
        Range of guaranteed minimum return rates                   0%                   0%

     Accumulation at specified date (GMAV):

        Account value                                       $ 16,314             $     --
        Net amount at risk (b)                                    --                   --
        Weighted average period remaining until
           guaranteed payment                               9.8 Years                  --

        (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

        (b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

     The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:

                                            (in thousands)
     Balance at January 1, 2004 (c)             $ 1,640
        Guaranteed benefits incurred              1,193
        Guaranteed benefits paid                   (934)
                                                -------

     Balance at December 31, 2004               $ 1,899
                                                =======

        (c) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

               - Data used was 5,000 stochastically generated investment performance scenarios.

               -    Mean investment performance assumption was 10%.

               -    Volatility assumption was 16%.

               -    Mortality was assumed to be 64% of the 75-80 ALB table.

               - Lapse rates vary by contract type and duration and range from 0% to 40%.

               -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Universal life insurance fees are presented net of reinsurance premiums of $7,275,000, $7,132,000 and $6,078,000 in 2004, 2003 and 2002, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $8,855,000, $3,645,000 and $4,247,000 in 2004, 2003 and 2002,
     respectively.

     In 2004, the Company entered a contract to reinsure credit life and credit accident and health insurance policies. The Company receives a share of premium for the reinsured policies and will indemnify the reinsured for a proportionate share of these liabilities while the reinsured retains the assets and corresponding reserve liabilities. The treaty is for one year with the option to renew annually and may be terminated by either party with 180 days advance notice.

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     At December 31, 2004, the Company has commitments to purchase approximately $5,000,000 of asset backed securities in the ordinary course of business. These commitments expire in total in 2007.

     Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2004 and December 31, 2003, 300 shares were outstanding.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Changes in shareholder's equity are as follows:

                                                                     Years ended December 31,
                                                            -----------------------------------------
                                                              2004            2003            2002
                                                            ---------       ---------       ---------
                                                                         (in thousands)
     ADDITIONAL PAID-IN CAPITAL:
       Beginning balances                                   $ 259,428       $ 144,428       $ 144,428
       Capital contributions by Parent                             --         115,000              --
                                                            ---------       ---------       ---------

       Ending balances                                      $ 259,428       $ 259,428       $ 144,428
                                                            =========       =========       =========

     RETAINED EARNINGS:
       Beginning balances                                   $  68,657       $  51,740       $  44,982
       Net income                                              23,425          16,917           6,758
                                                            ---------       ---------       ---------

       Ending balances                                      $  92,082       $  68,657       $  51,740
                                                            =========       =========       =========

     ACCUMULATED OTHER COMPREHENSIVE
       INCOME:

       Beginning balances                                   $  18,440       $  13,870       $   1,169
       Change in net unrealized gains
         on debt securities available for sale                 11,981           5,138          29,401
       Change in net unrealized gains (losses)
         on equity securities available for sale                    1             493            (161)
       Change in adjustment to deferred
         acquisition costs and other deferred expenses         (6,500)          1,400          (9,700)

       Tax effects of net changes                              (1,919)         (2,461)         (6,839)
                                                            ---------       ---------       ---------

       Ending balances                                      $  22,003       $  18,440       $  13,870
                                                            =========       =========       =========

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                      December 31,   December 31,
                                                          2004           2003
                                                      ------------   ------------
                                                            (in thousands)
     Gross unrealized gains                             $ 65,647       $ 64,200
     Gross unrealized losses                             (13,496)       (24,031)
     Adjustment to DAC and other deferred expenses       (18,300)       (11,800)
     Deferred income taxes                               (11,848)        (9,929)
                                                        --------       --------

     Accumulated other comprehensive income             $ 22,003       $ 18,440
                                                        ========       ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

     Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. Dividends of $25,870,000 can be paid to the shareholder during 2005 without prior approval of the New York Superintendent of Insurance.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the year ended December 31, 2004 was approximately $41,524,000 and net loss for years ended December 31, 2003 and 2002 were $28,065,000, and $1,416,000, respectively. The Company's statutory capital and surplus totaled approximately $261,706,000 at December 31, 2004, $213,084,000 at December 31, 2003 and $123,141,000 at December 31, 2002.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                          Years Ended December 31,
                                     2004           2003          2002
                                   --------       --------      --------
                                               (in thousands)
     Current                       $ 25,539       $  3,041      $(16,471)
     Deferred                       (17,640)         9,040        25,503
                                   --------       --------      --------

     Total income tax expense      $  7,899       $ 12,081      $  9,032
                                   ========       ========      ========

     Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

                                                               Years Ended December 31,
                                                       --------------------------------------
                                                         2004           2003           2002
                                                       --------       --------       --------
                                                                   (in thousands)
     Amount computed at statutory rate                 $ 11,668       $ 10,149       $  5,527
     Increases (decreases) resulting from:
         State income taxes, net of federal
          tax benefit                                     3,250          1,447          2,103
       Dividends received deduction                        (386)          (315)          (144)
       Adjustment to prior year tax liability (a)        (6,633)            --             --
       Other, net                                            --            800          1,546

                                                       --------       --------       --------

     Total income tax expense                          $  7,899       $ 12,081       $  9,032
                                                       ========       ========       ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

          (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                   Years Ended December 31,
                                                                   ------------------------
                                                                     2004           2003
                                                                   --------       --------
                                                                       (in thousands)
     DEFERRED TAX ASSETS:
      Investments                                                  $    959       $     --
      Contract holder reserves                                       27,931         14,994
      Other assets                                                    7,477         11,510
                                                                   --------       --------

       Total deferred tax assets                                     36,367         26,504
                                                                   --------       --------

     DEFERRED TAX LIABILITIES:
       Investments                                                 $     --       $ (2,637)
       Deferred acquisition costs and other deferred expenses       (49,383)       (52,448)
       Other liabilities                                               (228)        (3,385)
       Net unrealized gains on debt and
         equity securities available for sale                       (11,848)        (9,929)
                                                                   --------       --------

       Total deferred tax liabilities                               (61,459)       (68,399)
                                                                   --------       --------

       Deferred income taxes                                       $(25,092)      $(41,895)
                                                                   ========       ========

     The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.  RELATED-PARTY MATTERS

     On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $5,000,000. This commitment expires on October 28, 2005. There was no outstanding balance under this agreement at December 31, 2004.

     On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

     On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC") whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

     On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

     The Company's products may be sold by nine affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corporation; Financial Service Corporation; Sentra Securities Corporation; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; VALIC Financial Advisors Inc.; American General Equity Services Corporation; and American General Securities Incorporated. Commissions paid to these broker-dealers totaled $996,000, $1,063,000 and $1,143,000 in the years ended December 31, 2004, 2003 and 2002, respectively. These affiliated broker-dealers represent 3%, 1% and 5% of annuity deposits in the years ended December 31, 2004, 2003 and 2002, respectively.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $7,925,000 for the year ended December 31, 2004, $5,250,000 for the year ended December 31, 2003 and $8,399,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2,138,000, $3,855,000 and $3,305,000, in 2004,
     2003 and 2002 respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

     AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $1,138,000 in 2004, $841,000 in 2003 and $107,000 in 2002. Additionally, costs charged to the Company for marketing such policies amounted to $1,605,000 in 2004, $4,010,000 in 2003 and $1,021,000 in 2002 and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,223,000, $1,232,000 and $793,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Company incurred $629,000, $106,000 and $7,000 of management fees to an affiliate of the Company to administer its securities lending program (see
     Note 2) for the year ended December 31, 2004, 2003 and 2002, respectively.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $1,537,000 in 2004 and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders' have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

     The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

                          FS VARIABLE SEPARATE ACCOUNT
                          ----------------------------
                                       OF
                                       --
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                     ---------------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                DECEMBER 31, 2004
                                -----------------

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY


                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2004



                                    CONTENTS

Report of Independent Registered Public Accounting Firm .......  1
Statement of Assets and Liabilities ...........................  2
Schedule of Portfolio Investments .............................  13
Statement of Operations .......................................  14
Statement of Changes in Net Assets ............................  27
Notes to Financial Statements .................................  45

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Separate Account

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Los Angeles, California
March 31, 2005

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004


                                                                           Global                          Growth           Asset
                                                                           Growth          Growth          Income      Allocation
                                                                             Fund            Fund            Fund       Portfolio
                                                                        (Class 2)       (Class 2)       (Class 2)       (Class 1)
                                                                      -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds Insurance Series (Class 2),
         at net asset value                                           $ 2,121,346     $ 3,052,929     $ 5,976,262     $         0
     Investments in Anchor Series Trust (Class 1 or Class 3),
         at net asset value                                                     0               0               0      13,222,798
     Investments in Lord Abbett Series Fund, Inc. (Class VC),
         at net asset value                                                     0               0               0               0
     Investments in SunAmerica Series Trust (Class 1 or Class 3),
         at net asset value                                                     0               0               0               0
     Investments in Van Kampen Life Investment Trust (Class II),
         at net asset value                                                     0               0               0               0
     Investments in WM Variable Trust (Class 2),
         at net asset value                                                     0               0               0               0
     Investments in Nations Separate Account Trust (Class B),
         at net asset value                                                     0               0               0               0

     Receivable from First SunAmerica Life Insurance Company                    0               0               0               0
                                                                      -----------     -----------     -----------     -----------

Total Assets:                                                         $ 2,121,346     $ 3,052,929     $ 5,976,262     $13,222,798

Liabilities:
     Payable to First SunAmerica Life Insurance Company                         0               0               0               0
                                                                      -----------     -----------     -----------     -----------

Net Assets                                                            $ 2,121,346     $ 3,052,929     $ 5,976,262     $13,222,798
                                                                      ===========     ===========     ===========     ===========

     Accumulation units                                                 2,121,346       3,052,929       5,976,262      13,161,416

     Contracts in payout (annuitization) period                                 0               0               0          61,382
                                                                      -----------     -----------     -----------     -----------

          Total net assets                                            $ 2,121,346     $ 3,052,929     $ 5,976,262     $13,222,798
                                                                      ===========     ===========     ===========     ===========

Accumulation units outstanding                                            130,105         187,980         387,380         592,265
                                                                      ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                                                       $ 1,975,620     $ 2,556,902     $ 5,404,214     $13,222,798
     Accumulation units outstanding                                       121,129         157,323         350,131         592,265
     Unit value of accumulation units                                 $     16.31     $     16.25     $     15.43     $     22.33
Contracts With Total Expenses of 1.55%:
     Net Assets                                                       $        --     $        --     $        --     $        --
     Accumulation units outstanding                                            --              --              --              --
     Unit value of accumulation units                                 $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                                                       $        --     $        --     $        --     $        --
     Accumulation units outstanding                                            --              --              --              --
     Unit value of accumulation units                                 $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                                                       $   145,726     $   496,027     $   572,048     $        --
     Accumulation units outstanding                                         8,976          30,657          37,249              --
     Unit value of accumulation units                                 $     16.24     $     16.18     $     15.36     $        --

                                                                                       Government
                                                                          Capital             and                         Natural
                                                                     Appreciation    Quality Bond          Growth       Resources
                                                                        Portfolio       Portfolio       Portfolio       Portfolio
                                                                        (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                                                      -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds Insurance Series (Class 2),
         at net asset value                                           $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust (Class 1 or Class 3),
         at net asset value                                            28,107,879      23,800,048      16,089,621       5,257,107
     Investments in Lord Abbett Series Fund, Inc. (Class VC),
         at net asset value                                                     0               0               0               0
     Investments in SunAmerica Series Trust (Class 1 or Class 3),
         at net asset value                                                     0               0               0               0
     Investments in Van Kampen Life Investment Trust (Class II),
         at net asset value                                                     0               0               0               0
     Investments in WM Variable Trust (Class 2),
         at net asset value                                                     0               0               0               0
     Investments in Nations Separate Account Trust (Class B),
         at net asset value                                                     0               0               0               0

     Receivable from First SunAmerica Life Insurance Company                    0               0               0             410
                                                                      -----------     -----------     -----------     -----------

Total Assets:                                                         $28,107,879     $23,800,048     $16,089,621     $ 5,257,517

Liabilities:
     Payable to First SunAmerica Life Insurance Company                         0               0               0               0
                                                                      -----------     -----------     -----------     -----------

Net Assets                                                            $28,107,879     $23,800,048     $16,089,621     $ 5,257,517
                                                                      ===========     ===========     ===========     ===========

     Accumulation units                                                28,013,288      23,676,199      16,043,335       5,167,635

     Contracts in payout (annuitization) period                            94,591         123,849          46,286          89,882
                                                                      -----------     -----------     -----------     -----------

          Total net assets                                            $28,107,879     $23,800,048     $16,089,621     $ 5,257,517
                                                                      ===========     ===========     ===========     ===========

Accumulation units outstanding                                            778,474       1,402,281         552,085         191,845
                                                                      ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                                                       $28,107,879     $23,800,048     $16,089,621     $ 5,257,517
     Accumulation units outstanding                                       778,474       1,402,281         552,085         191,845
     Unit value of accumulation units                                 $     36.11     $     16.97     $     29.14     $     27.41
Contracts With Total Expenses of 1.55%:
     Net Assets                                                       $        --     $        --     $        --     $        --
     Accumulation units outstanding                                            --              --              --              --
     Unit value of accumulation units                                 $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                                                       $        --     $        --     $        --     $        --
     Accumulation units outstanding                                            --              --              --              --
     Unit value of accumulation units                                 $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                                                       $        --     $        --     $        --     $        --
     Accumulation units outstanding                                            --              --              --              --
     Unit value of accumulation units                                 $        --     $        --     $        --     $        --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)


                                                                             Government
                                                  Asset         Capital             and                         Natural
                                             Allocation    Appreciation    Quality Bond          Growth       Resources
                                              Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 3)       (Class 3)       (Class 3)       (Class 3)       (Class 3)
                                            -----------     -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                     734,449       3,986,461       7,233,864       3,616,619         377,750
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                           0               0               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                           0               0               0               0               0
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

Total Assets:                               $   734,449     $ 3,986,461     $ 7,233,864     $ 3,616,619     $   377,750

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                            0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

Net Assets                                  $   734,449     $ 3,986,461     $ 7,233,864     $ 3,616,619     $   377,750
                                            ===========     ===========     ===========     ===========     ===========

     Accumulation units                         734,449       3,986,461       7,233,864       3,616,619         377,750

     Contracts in payout
         (annuitization) period                       0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

          Total net assets                  $   734,449     $ 3,986,461     $ 7,233,864     $ 3,616,619     $   377,750
                                            ===========     ===========     ===========     ===========     ===========

Accumulation units outstanding                   33,192         110,915         429,431         124,808          13,871
                                            ===========     ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $   663,328     $ 3,650,299     $ 6,330,497     $ 3,327,724     $   377,750
     Accumulation units outstanding              29,968         101,550         375,596         114,797          13,871
     Unit value of accumulation units       $     22.13     $     35.95     $     16.85     $     28.99     $     27.23
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $    32,141     $        --     $        --     $        --
     Accumulation units outstanding                  --             876              --              --              --
     Unit value of accumulation units       $        --     $     36.69     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $    20,954     $        --     $        --     $        --
     Accumulation units outstanding                  --             582              --              --              --
     Unit value of accumulation units       $        --     $     36.00     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $    71,121     $   283,067     $   903,367     $   288,895     $        --
     Accumulation units outstanding               3,224           7,907          53,835          10,011              --
     Unit value of accumulation units       $     22.06     $     35.80     $     16.78     $     28.86     $        --

                                                 Growth      Aggressive        Alliance       Blue Chip
                                             and Income          Growth          Growth          Growth
                                              Portfolio       Portfolio       Portfolio       Portfolio
                                             (Class VC)       (Class 1)       (Class 1)       (Class 1)
                                            -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                           0               0               0               0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                   1,723,529               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                           0       9,468,882      37,797,322       1,878,279
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0
                                            -----------     -----------     -----------     -----------

Total Assets:                               $ 1,723,529     $ 9,468,882     $37,797,322     $ 1,878,279

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                            0               0               0               0
                                            -----------     -----------     -----------     -----------

Net Assets                                  $ 1,723,529     $ 9,468,882     $37,797,322     $ 1,878,279
                                            ===========     ===========     ===========     ===========

     Accumulation units                       1,723,529       9,441,039      37,604,352       1,878,279

     Contracts in payout
         (annuitization) period                       0          27,843         192,970               0
                                            -----------     -----------     -----------     -----------

          Total net assets                  $ 1,723,529     $ 9,468,882     $37,797,322     $ 1,878,279
                                            ===========     ===========     ===========     ===========

Accumulation units outstanding                  147,215         642,749       1,299,688         313,189
                                            ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $ 1,621,328     $ 9,468,882     $37,797,322     $ 1,878,279
     Accumulation units outstanding             138,416         642,749       1,299,688         313,189
     Unit value of accumulation units       $     11.71     $     14.73     $     29.08     $      6.00
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $   102,201     $        --     $        --     $        --
     Accumulation units outstanding               8,799              --              --              --
     Unit value of accumulation units       $     11.62     $        --     $        --     $        --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)

                                                                                  Davis
                                                   Cash       Corporate         Venture       "Dogs" of        Emerging
                                             Management            Bond           Value     Wall Street         Markets
                                              Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                            -----------     -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                           0               0               0               0               0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                           0               0               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                  10,718,308      12,118,766      54,372,456       3,318,564       5,760,779
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

Total Assets:                               $10,718,308     $12,118,766     $54,372,456     $ 3,318,564     $ 5,760,779

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                            0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

Net Assets                                  $10,718,308     $12,118,766     $54,372,456     $ 3,318,564     $ 5,760,779
                                            ===========     ===========     ===========     ===========     ===========

     Accumulation units                      10,674,916      12,044,873      53,875,373       3,315,198       5,756,193

     Contracts in payout
         (annuitization) period                  43,392          73,893         497,083           3,366           4,586
                                            -----------     -----------     -----------     -----------     -----------

          Total net assets                  $10,718,308     $12,118,766     $54,372,456     $ 3,318,564     $ 5,760,779
                                            ===========     ===========     ===========     ===========     ===========

Accumulation units outstanding                  834,881         706,500       1,723,559         291,495         522,719
                                            ===========     ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $10,718,308     $12,118,766     $54,372,456     $ 3,318,564     $ 5,760,779
     Accumulation units outstanding             834,881         706,500       1,723,559         291,495         522,719
     Unit value of accumulation units       $     12.84     $     17.15     $     31.55     $     11.38     $     11.02
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --


                                              Federated                                         Goldman
                                               American          Global          Global           Sachs
                                                Leaders            Bond        Equities        Research
                                              Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                            -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                           0               0               0               0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                           0               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                  10,411,604       3,858,924       5,589,665         846,671
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0
                                            -----------     -----------     -----------     -----------

Total Assets:                               $10,411,604     $ 3,858,924     $ 5,589,665     $   846,671

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                        5,000               0             250             200
                                            -----------     -----------     -----------     -----------

Net Assets                                  $10,406,604     $ 3,858,924     $ 5,589,415     $   846,471
                                            ===========     ===========     ===========     ===========

     Accumulation units                      10,249,329       3,818,203       5,573,728         846,471

     Contracts in payout
         (annuitization) period                 157,275          40,721          15,687               0
                                            -----------     -----------     -----------     -----------

          Total net assets                  $10,406,604     $ 3,858,924     $ 5,589,415     $   846,471
                                            ===========     ===========     ===========     ===========

Accumulation units outstanding                  591,397         225,858         323,370         121,358
                                            ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $10,406,604     $ 3,858,924     $ 5,589,415     $   846,471
     Accumulation units outstanding             591,397         225,858         323,370         121,358
     Unit value of accumulation units       $     17.60     $     17.09     $     17.28     $      6.97
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)


                                                                                          International   International
                                                Growth-          Growth      High-Yield     Diversified          Growth
                                                 Income   Opportunities            Bond        Equities        & Income
                                              Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                            -----------     -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                           0               0               0               0               0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                           0               0               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                  34,336,738       1,198,381      13,406,727       7,024,917       9,365,125
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

Total Assets:                               $34,336,738     $ 1,198,381     $13,406,727     $ 7,024,917     $ 9,365,125

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                            0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

Net Assets                                  $34,336,738     $ 1,198,381     $13,406,727     $ 7,024,917     $ 9,365,125
                                            ===========     ===========     ===========     ===========     ===========

     Accumulation units                      34,237,190       1,198,381      13,358,456       7,008,581       9,334,426

     Contracts in payout
         (annuitization) period                  99,548               0          48,271          16,336          30,699
                                            -----------     -----------     -----------     -----------     -----------

          Total net assets                  $34,336,738     $ 1,198,381     $13,406,727     $ 7,024,917     $ 9,365,125
                                            ===========     ===========     ===========     ===========     ===========

Accumulation units outstanding                1,211,477         250,369         770,474         657,331         697,293
                                            ===========     ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $34,336,738     $ 1,198,381     $13,406,727     $ 7,024,917     $ 9,365,125
     Accumulation units outstanding           1,211,477         250,369         770,474         657,331         697,293
     Unit value of accumulation units       $     28.34     $      4.79     $     17.40     $     10.69     $     13.43
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --


                                                    MFS
                                          Massachusetts             MFS                          Putnam
                                              Investors         Mid-Cap             MFS         Growth:
                                                  Trust          Growth    Total Return         Voyager
                                              Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                            -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                           0               0               0               0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                           0               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                  10,218,994       7,126,580      21,492,849       9,777,261
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0
                                            -----------     -----------     -----------     -----------

Total Assets:                               $10,218,994     $ 7,126,580     $21,492,849     $ 9,777,261

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                            0               0               0               0
                                            -----------     -----------     -----------     -----------

Net Assets                                  $10,218,994     $ 7,126,580     $21,492,849     $ 9,777,261
                                            ===========     ===========     ===========     ===========

     Accumulation units                      10,210,877       7,126,580      21,440,937       9,773,120

     Contracts in payout
         (annuitization) period                   8,117               0          51,912           4,141
                                            -----------     -----------     -----------     -----------

          Total net assets                  $10,218,994     $ 7,126,580     $21,492,849     $ 9,777,261
                                            ===========     ===========     ===========     ===========

Accumulation units outstanding                  514,492         671,951         856,284         559,649
                                            ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $10,218,994     $ 7,126,580     $21,492,849     $ 9,777,261
     Accumulation units outstanding             514,492         671,951         856,284         559,649
     Unit value of accumulation units       $     19.86     $     10.61     $     25.10     $     17.47
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)

                                                   Real      SunAmerica                         Telecom       Worldwide
                                                 Estate        Balanced      Technology         Utility     High Income
                                              Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                            -----------     -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                           0               0               0               0               0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                           0               0               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                   6,431,727      12,707,363       1,041,956       2,369,337       4,285,555
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0               0
                                            -----------     -----------     -----------     -----------     -----------

Total Assets:                               $ 6,431,727     $12,707,363     $ 1,041,956     $ 2,369,337     $ 4,285,555

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                            0               0             200               0               0
                                            -----------     -----------     -----------     -----------     -----------

Net Assets                                  $ 6,431,727     $12,707,363     $ 1,041,756     $ 2,369,337     $ 4,285,555
                                            ===========     ===========     ===========     ===========     ===========

     Accumulation units                       6,380,378      12,629,422       1,041,756       2,369,337       4,219,075

     Contracts in payout
         (annuitization) period                  51,349          77,941               0               0          66,480
                                            -----------     -----------     -----------     -----------     -----------

          Total net assets                  $ 6,431,727     $12,707,363     $ 1,041,756     $ 2,369,337     $ 4,285,555
                                            ===========     ===========     ===========     ===========     ===========

Accumulation units outstanding                  301,047         849,220         424,341         203,888         228,525
                                            ===========     ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $ 6,431,727     $12,707,363     $ 1,041,756     $ 2,369,337     $ 4,285,555
     Accumulation units outstanding             301,047         849,220         424,341         203,888         228,525
     Unit value of accumulation units       $     21.36     $     14.96     $      2.45     $     11.62     $     18.75
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $        --     $        --     $        --     $        --     $        --
     Accumulation units outstanding                  --              --              --              --              --
     Unit value of accumulation units       $        --     $        --     $        --     $        --     $        --


                                             Aggressive        Alliance       Blue Chip            Cash
                                                 Growth          Growth          Growth      Management
                                              Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 3)       (Class 3)       (Class 3)       (Class 3)
                                            -----------     -----------     -----------     -----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $         0     $         0     $         0     $         0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                           0               0               0               0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                           0               0               0               0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                     255,686       3,051,320         538,030       2,499,256
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                           0               0               0               0
     Investments in WM Variable Trust
         (Class 2), at net asset value                0               0               0               0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                           0               0               0               0

     Receivable from First SunAmerica
         Life Insurance Company                       0               0               0               0
                                            -----------     -----------     -----------     -----------

Total Assets:                               $   255,686     $ 3,051,320     $   538,030     $ 2,499,256

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                            0               0               0               0
                                            -----------     -----------     -----------     -----------

Net Assets                                  $   255,686     $ 3,051,320     $   538,030     $ 2,499,256
                                            ===========     ===========     ===========     ===========

     Accumulation units                         255,686       3,051,320         538,030       2,499,256

     Contracts in payout
         (annuitization) period                       0               0               0               0
                                            -----------     -----------     -----------     -----------

          Total net assets                  $   255,686     $ 3,051,320     $   538,030     $ 2,499,256
                                            ===========     ===========     ===========     ===========

Accumulation units outstanding                   17,532         106,128          90,245         196,031
                                            ===========     ===========     ===========     ===========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $   228,353     $ 2,761,434     $   496,509     $ 2,206,775
     Accumulation units outstanding              15,646          96,001          83,238         172,994
     Unit value of accumulation units       $     14.59     $     28.76     $      5.96     $     12.76
Contracts With Total Expenses of 1.55%:
     Net Assets                             $        --     $    10,953     $        --     $        --
     Accumulation units outstanding                  --             380              --              --
     Unit value of accumulation units       $        --     $     28.82     $        --     $        --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $        --     $    27,545     $        --     $        --
     Accumulation units outstanding                  --             966              --              --
     Unit value of accumulation units       $        --     $     28.51     $        --     $        --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $    27,333     $   251,388     $    41,521     $   292,481
     Accumulation units outstanding               1,886           8,781           7,007          23,037
     Unit value of accumulation units       $     14.49     $     28.63     $      5.93     $     12.70


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)

                                                                                                         Federated
                                             Corporate          Davis      "Dogs" of       Emerging       American
                                                  Bond  Venture Value    Wall Street        Markets        Leaders
                                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                            ----------     ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                  2,145,696      6,438,772        294,247        371,993      1,022,770
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                          0              0              0              0              0
     Investments in WM Variable Trust
         (Class 2), at net asset value               0              0              0              0              0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Total Assets:                               $2,145,696     $6,438,772     $  294,247     $  371,993     $1,022,770

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                          60              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Net Assets                                  $2,145,636     $6,438,772     $  294,247     $  371,993     $1,022,770
                                            ==========     ==========     ==========     ==========     ==========

     Accumulation units                      2,145,636      6,438,772        294,247        371,993      1,022,770

     Contracts in payout
         (annuitization) period                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

          Total net assets                  $2,145,636     $6,438,772     $  294,247     $  371,993     $1,022,770
                                            ==========     ==========     ==========     ==========     ==========

Accumulation units outstanding                 126,413        205,799         26,019         34,037         58,551
                                            ==========     ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $1,964,015     $5,612,528     $  294,247     $  344,624     $  951,189
     Accumulation units outstanding            115,701        179,290         26,019         31,518         54,432
     Unit value of accumulation units       $    16.97     $    31.30     $    11.31     $    10.93     $    17.47
Contracts With Total Expenses of 1.55%:
     Net Assets                             $       --     $       --     $       --     $       --     $       --
     Accumulation units outstanding                 --             --             --             --             --
     Unit value of accumulation units       $       --     $       --     $       --     $       --     $       --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $       --     $       --     $       --     $       --     $       --
     Accumulation units outstanding                 --             --             --             --             --
     Unit value of accumulation units       $       --     $       --     $       --     $       --     $       --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $  181,621     $  826,244     $       --     $   27,369     $   71,581
     Accumulation units outstanding             10,712         26,509             --          2,519          4,119
     Unit value of accumulation units       $    16.95     $    31.17     $       --     $    10.87     $    17.38



                                                                                            Goldman
                                               Foreign         Global         Global          Sachs
                                                 Value           Bond       Equities       Research
                                             Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                            ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                  5,034,728        183,008        202,738         74,066
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                          0              0              0              0
     Investments in WM Variable Trust
         (Class 2), at net asset value               0              0              0              0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0
                                            ----------     ----------     ----------     ----------

Total Assets:                               $5,034,728     $  183,008     $  202,738     $   74,066

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                           0              0              0              0
                                            ----------     ----------     ----------     ----------

Net Assets                                  $5,034,728     $  183,008     $  202,738     $   74,066
                                            ==========     ==========     ==========     ==========

     Accumulation units                      5,034,728        183,008        202,738         74,066

     Contracts in payout
         (annuitization) period                      0              0              0              0
                                            ----------     ----------     ----------     ----------

          Total net assets                  $5,034,728     $  183,008     $  202,738     $   74,066
                                            ==========     ==========     ==========     ==========

Accumulation units outstanding                 342,611         10,789         11,836         10,719
                                            ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $4,552,682     $  174,805     $  168,094     $   74,066
     Accumulation units outstanding            309,668         10,302          9,813         10,719
     Unit value of accumulation units       $    14.70     $    16.97     $    17.13     $     6.91
Contracts With Total Expenses of 1.55%:
     Net Assets                             $       --     $       --     $    3,043     $       --
     Accumulation units outstanding                 --             --            176             --
     Unit value of accumulation units       $       --     $       --     $    17.29     $       --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $       --     $       --     $   16,984     $       --
     Accumulation units outstanding                 --             --            990             --
     Unit value of accumulation units       $       --     $       --     $    17.16     $       --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $  482,046     $    8,203     $   14,617     $       --
     Accumulation units outstanding             32,943            487            857             --
     Unit value of accumulation units       $    14.63     $    16.84     $    17.06     $       --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)


                                                                                      International  International
                                               Growth-         Growth     High-Yield    Diversified         Growth
                                                Income  Opportunities           Bond       Equities       & Income
                                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                            ----------     ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                    469,316        105,511        548,015      3,309,374        993,244
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                          0              0              0              0              0
     Investments in WM Variable Trust
         (Class 2), at net asset value               0              0              0              0              0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Total Assets:                               $  469,316     $  105,511     $  548,015     $3,309,374     $  993,244

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                           0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Net Assets                                  $  469,316     $  105,511     $  548,015     $3,309,374     $  993,244
                                            ==========     ==========     ==========     ==========     ==========

     Accumulation units                        469,316        105,511        548,015      3,309,374        993,244

     Contracts in payout
         (annuitization) period                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

          Total net assets                  $  469,316     $  105,511     $  548,015     $3,309,374     $  993,244
                                            ==========     ==========     ==========     ==========     ==========

Accumulation units outstanding                  16,698         22,197         31,726        311,460         74,675
                                            ==========     ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $  438,256     $  105,511     $  477,265     $3,056,137     $  857,021
     Accumulation units outstanding             15,587         22,197         27,609        287,515         64,410
     Unit value of accumulation units       $    28.12     $     4.75     $    17.29     $    10.63     $    13.31
Contracts With Total Expenses of 1.55%:
     Net Assets                             $       --     $       --     $       --     $       --     $       --
     Accumulation units outstanding                 --             --             --             --             --
     Unit value of accumulation units       $       --     $       --     $       --     $       --     $       --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $       --     $       --     $       --     $       --     $       --
     Accumulation units outstanding                 --             --             --             --             --
     Unit value of accumulation units       $       --     $       --     $       --     $       --     $       --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $   31,060     $       --     $   70,750     $  253,237     $  136,223
     Accumulation units outstanding              1,111             --          4,117         23,945         10,265
     Unit value of accumulation units       $    27.96     $       --     $    17.18     $    10.58     $    13.27


                                                                  MFS
                                                        Massachusetts            MFS
                                               Marsico      Investors        Mid-Cap      MFS Total
                                                Growth          Trust         Growth         Return
                                             Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                            ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                    502,317      1,232,378      1,561,584      2,278,458
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                          0              0              0              0
     Investments in WM Variable Trust
         (Class 2), at net asset value               0              0              0              0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0
                                            ----------     ----------     ----------     ----------

Total Assets:                               $  502,317     $1,232,378     $1,561,584     $2,278,458

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                           0              0              0              0
                                            ----------     ----------     ----------     ----------

Net Assets                                  $  502,317     $1,232,378     $1,561,584     $2,278,458
                                            ==========     ==========     ==========     ==========

     Accumulation units                        502,317      1,232,378      1,561,584      2,278,458

     Contracts in payout
         (annuitization) period                      0              0              0              0
                                            ----------     ----------     ----------     ----------

          Total net assets                  $  502,317     $1,232,378     $1,561,584     $2,278,458
                                            ==========     ==========     ==========     ==========

Accumulation units outstanding                  48,359         62,425        148,387         91,432
                                            ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $  502,317     $1,118,711     $1,382,940     $2,067,362
     Accumulation units outstanding             48,359         56,644        131,361         82,920
     Unit value of accumulation units       $    10.39     $    19.75     $    10.53     $    24.93
Contracts With Total Expenses of 1.55%:
     Net Assets                             $       --     $       --     $    6,440     $       --
     Accumulation units outstanding                 --             --            610             --
     Unit value of accumulation units       $       --     $       --     $    10.56     $       --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $       --     $       --     $   39,866     $       --
     Accumulation units outstanding                 --             --          3,787             --
     Unit value of accumulation units       $       --     $       --     $    10.53     $       --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $       --     $  113,667     $  132,338     $  211,096
     Accumulation units outstanding                 --          5,781         12,629          8,512
     Unit value of accumulation units       $       --     $    19.66     $    10.48     $    24.80


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)

                                                Putnam
                                               Growth:           Real    Small & Mid     SunAmerica
                                               Voyager         Estate      Cap Value       Balanced     Technology
                                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                            ----------     ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                    186,180        613,632      2,054,680        285,657        205,850
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                          0              0              0              0              0
     Investments in WM Variable Trust
         (Class 2), at net asset value               0              0              0              0              0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Total Assets:                               $  186,180     $  613,632     $2,054,680     $  285,657     $  205,850

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                           0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Net Assets                                  $  186,180     $  613,632     $2,054,680     $  285,657     $  205,850
                                            ==========     ==========     ==========     ==========     ==========

     Accumulation units                        186,180        613,632      2,054,680        285,657        205,850

     Contracts in payout
         (annuitization) period                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

          Total net assets                  $  186,180     $  613,632     $2,054,680     $  285,657     $  205,850
                                            ==========     ==========     ==========     ==========     ==========

Accumulation units outstanding                  10,772         28,942        130,336         19,272         84,487
                                            ==========     ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $  119,200     $  519,671     $1,908,253     $  211,866     $  178,206
     Accumulation units outstanding              6,879         24,490        121,004         14,273         73,154
     Unit value of accumulation units       $    17.33     $    21.22     $    15.77     $    14.84     $     2.44
Contracts With Total Expenses of 1.55%:
     Net Assets                             $       --     $       --     $       --     $       --     $   27,505
     Accumulation units outstanding                 --             --             --             --         11,275
     Unit value of accumulation units       $       --     $       --     $       --     $       --     $     2.44
Contracts With Total Expenses of 1.70%:
     Net Assets                             $       --     $       --     $       --     $       --     $      139
     Accumulation units outstanding                 --             --             --             --             58
     Unit value of accumulation units       $       --     $       --     $       --     $       --     $     2.39
Contracts With Total Expenses of 1.72%:
     Net Assets                             $   66,980     $   93,961     $  146,427     $   73,791     $       --
     Accumulation units outstanding              3,893          4,452          9,332          4,999             --
     Unit value of accumulation units       $    17.21     $    21.11     $    15.69     $    14.76     $       --

                                               Telecom      Worldwide                      Emerging
                                               Utility    High Income       Comstock         Growth
                                             Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)     (Class II)     (Class II)
                                            ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                     40,653        228,508              0              0
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                          0              0      1,423,797        238,142
     Investments in WM Variable Trust
         (Class 2), at net asset value               0              0              0              0
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0
                                            ----------     ----------     ----------     ----------

Total Assets:                               $   40,653     $  228,508     $1,423,797     $  238,142

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                           0              0              0              0
                                            ----------     ----------     ----------     ----------

Net Assets                                  $   40,653     $  228,508     $1,423,797     $  238,142
                                            ==========     ==========     ==========     ==========

     Accumulation units                         40,653        228,508      1,423,797        238,142

     Contracts in payout
         (annuitization) period                      0              0              0              0
                                            ----------     ----------     ----------     ----------

          Total net assets                  $   40,653     $  228,508     $1,423,797     $  238,142
                                            ==========     ==========     ==========     ==========

Accumulation units outstanding                   3,520         12,255        117,253         25,863
                                            ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $   40,653     $  228,508     $1,248,585     $  238,142
     Accumulation units outstanding              3,520         12,255        102,768         25,863
     Unit value of accumulation units       $    11.55     $    18.65     $    12.15     $     9.21
Contracts With Total Expenses of 1.55%:
     Net Assets                             $       --     $       --     $    6,997     $       --
     Accumulation units outstanding                 --             --            578             --
     Unit value of accumulation units       $       --     $       --     $    12.11     $       --
Contracts With Total Expenses of 1.70%:
     Net Assets                             $       --     $       --     $   46,843     $       --
     Accumulation units outstanding                 --             --          3,897             --
     Unit value of accumulation units       $       --     $       --     $    12.02     $       --
Contracts With Total Expenses of 1.72%:
     Net Assets                             $       --     $       --     $  121,372     $       --
     Accumulation units outstanding                 --             --         10,010             --
     Unit value of accumulation units       $       --     $       --     $    12.13     $       --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)


                                            Growth and                  Conservative   Conservative
                                                Income       Balanced       Balanced         Growth  Equity Income
                                             Portfolio      Portfolio      Portfolio      Portfolio           Fund
                                            (Class II)      (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                            ----------     ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                          0              0              0              0              0
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                  4,251,416              0              0              0              0
     Investments in WM Variable Trust
         (Class 2), at net asset value               0      7,381,186        809,327      1,942,961        419,245
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Total Assets:                               $4,251,416     $7,381,186     $  809,327     $1,942,961     $  419,245

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                           0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

Net Assets                                  $4,251,416     $7,381,186     $  809,327     $1,942,961     $  419,245
                                            ==========     ==========     ==========     ==========     ==========

     Accumulation units                      4,251,416      7,381,186        809,327      1,942,961        419,245

     Contracts in payout
         (annuitization) period                      0              0              0              0              0
                                            ----------     ----------     ----------     ----------     ----------

          Total net assets                  $4,251,416     $7,381,186     $  809,327     $1,942,961     $  419,245
                                            ==========     ==========     ==========     ==========     ==========

Accumulation units outstanding                 342,208        837,835        124,231        212,494         51,257
                                            ==========     ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $3,875,823     $       --     $       --     $       --     $       --
     Accumulation units outstanding            311,851             --             --             --             --
     Unit value of accumulation units       $    12.43     $       --     $       --     $       --     $       --
Contracts With Total Expenses of 1.55%:
     Net Assets                             $       --     $4,914,883     $  472,277     $1,085,342     $  351,053
     Accumulation units outstanding                 --        557,194         72,408        118,530         42,886
     Unit value of accumulation units       $       --     $     8.82     $     6.52     $     9.16     $     8.19
Contracts With Total Expenses of 1.70%:
     Net Assets                             $       --     $2,466,303     $  337,050     $  857,619     $   68,192
     Accumulation units outstanding                 --        280,641         51,823         93,964          8,371
     Unit value of accumulation units       $       --     $     8.79     $     6.50     $     9.13     $     8.15
Contracts With Total Expenses of 1.72%:
     Net Assets                             $  375,593     $       --     $       --     $       --     $       --
     Accumulation units outstanding             30,357             --             --             --             --
     Unit value of accumulation units       $    12.37     $       --     $       --     $       --     $       --


                                              Flexible                        Growth
                                                Income         Growth       & Income         Income
                                             Portfolio           Fund           Fund           Fund
                                             (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                            ----------     ----------     ----------     ----------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $        0     $        0     $        0     $        0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                          0              0              0              0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                          0              0              0              0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                          0              0              0              0
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                          0              0              0              0
     Investments in WM Variable Trust
         (Class 2), at net asset value       1,296,536         63,319         51,882        300,297
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                          0              0              0              0

     Receivable from First SunAmerica
         Life Insurance Company                      0              0              0              0
                                            ----------     ----------     ----------     ----------

Total Assets:                               $1,296,536     $   63,319     $   51,882     $  300,297

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                           0              0              0              0
                                            ----------     ----------     ----------     ----------

Net Assets                                  $1,296,536     $   63,319     $   51,882     $  300,297
                                            ==========     ==========     ==========     ==========

     Accumulation units                      1,296,536         63,319         51,882        300,297

     Contracts in payout
         (annuitization) period                      0              0              0              0
                                            ----------     ----------     ----------     ----------

          Total net assets                  $1,296,536     $   63,319     $   51,882     $  300,297
                                            ==========     ==========     ==========     ==========

Accumulation units outstanding                 170,203          9,723          8,354         43,498
                                            ==========     ==========     ==========     ==========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $       --     $       --     $       --     $       --
     Accumulation units outstanding                 --             --             --             --
     Unit value of accumulation units       $       --     $       --     $       --     $       --
Contracts With Total Expenses of 1.55%:
     Net Assets                             $1,128,972     $    5,589     $   27,633     $  128,191
     Accumulation units outstanding            148,127            854          4,444         18,527
     Unit value of accumulation units       $     7.62     $     6.54     $     6.22     $     6.92
Contracts With Total Expenses of 1.70%:
     Net Assets                             $  167,564     $   57,730     $   24,249     $  172,106
     Accumulation units outstanding             22,076          8,869          3,910         24,971
     Unit value of accumulation units       $     7.59     $     6.51     $     6.20     $     6.89
Contracts With Total Expenses of 1.72%:
     Net Assets                             $       --     $       --     $       --     $       --
     Accumulation units outstanding                 --             --             --             --
     Unit value of accumulation units       $       --     $       --     $       --     $       --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)

                                           International          Mid        Money                Short Term
                                                  Growth    Cap Stock       Market         REIT       Income
                                                    Fund         Fund         Fund         Fund         Fund
                                               (Class 2)    (Class 2)    (Class 2)    (Class 2)    (Class 2)
                                                --------     --------     --------     --------     --------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                     $      0     $      0     $      0     $      0     $      0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                            0            0            0            0            0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                            0            0            0            0            0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                            0            0            0            0            0
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                            0            0            0            0            0
     Investments in WM Variable Trust
         (Class 2), at net asset value            29,079      160,534       29,529      145,598      152,942
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                            0            0            0            0            0

     Receivable from First SunAmerica
         Life Insurance Company                        0            0            0            0            0
                                                --------     --------     --------     --------     --------

Total Assets:                                   $ 29,079     $160,534     $ 29,529     $145,598     $152,942

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                             0            0            0            0            0
                                                --------     --------     --------     --------     --------

Net Assets                                      $ 29,079     $160,534     $ 29,529     $145,598     $152,942
                                                ========     ========     ========     ========     ========

     Accumulation units                           29,079      160,534       29,529      145,598      152,942

     Contracts in payout
         (annuitization) period                        0            0            0            0            0
                                                --------     --------     --------     --------     --------

          Total net assets                      $ 29,079     $160,534     $ 29,529     $145,598     $152,942
                                                ========     ========     ========     ========     ========

Accumulation units outstanding                     5,190       19,419        5,228        9,622       23,867
                                                ========     ========     ========     ========     ========

Contracts With Total Expenses of 1.52%:
     Net Assets                                 $     --     $     --     $     --     $     --     $     --
     Accumulation units outstanding                   --           --           --           --           --
     Unit value of accumulation units           $     --     $     --     $     --     $     --     $     --
Contracts With Total Expenses of 1.55%:
     Net Assets                                 $ 28,923     $144,681     $ 29,461     $145,449     $145,462
     Accumulation units outstanding                5,162       17,499        5,216        9,612       22,696
     Unit value of accumulation units           $   5.60     $   8.27     $   5.65     $  15.13     $   6.41
Contracts With Total Expenses of 1.70%:
     Net Assets                                 $    156     $ 15,853     $     68     $    149     $  7,480
     Accumulation units outstanding                   28        1,920           12           10        1,171
     Unit value of accumulation units           $   5.56     $   8.26     $   5.62     $  14.94     $   6.39
Contracts With Total Expenses of 1.72%:
     Net Assets                                 $     --     $     --     $     --     $     --     $     --
     Accumulation units outstanding                   --           --           --           --           --
     Unit value of accumulation units           $     --     $     --     $     --     $     --     $     --


                                                                          U.S.
                                                        Strategic   Government   West Coast
                                           Small Cap       Growth   Securities       Equity
                                         Growth Fund    Portfolio         Fund         Fund
                                           (Class 2)    (Class 2)    (Class 2)    (Class 2)
                                            --------     --------     --------     --------
Assets:
     Investments in American Funds
         Insurance Series (Class 2),
         at net asset value                 $      0     $      0     $      0     $      0
     Investments in Anchor Series Trust
         (Class 1 or Class 3),
         at net asset value                        0            0            0            0
     Investments in Lord Abbett Series
         Fund, Inc. (Class VC),
         at net asset value                        0            0            0            0
     Investments in SunAmerica Series
         Trust (Class 1 or Class 3),
         at net asset value                        0            0            0            0
     Investments in Van Kampen Life
         Investment Trust (Class II),
         at net asset value                        0            0            0            0
     Investments in WM Variable Trust
         (Class 2), at net asset value        49,101      327,597       49,734       60,560
     Investments in Nations Separate
         Account Trust (Class B),
         at net asset value                        0            0            0            0

     Receivable from First SunAmerica
         Life Insurance Company                    0            0            0            0
                                            --------     --------     --------     --------

Total Assets:                               $ 49,101     $327,597     $ 49,734     $ 60,560

Liabilities:
     Payable to First SunAmerica Life
         Insurance Company                         0            0            0            0
                                            --------     --------     --------     --------

Net Assets                                  $ 49,101     $327,597     $ 49,734     $ 60,560
                                            ========     ========     ========     ========

     Accumulation units                       49,101      327,597       49,734       60,560

     Contracts in payout
         (annuitization) period                    0            0            0            0
                                            --------     --------     --------     --------

          Total net assets                  $ 49,101     $327,597     $ 49,734     $ 60,560
                                            ========     ========     ========     ========

Accumulation units outstanding                 7,371       33,033        7,831        5,788
                                            ========     ========     ========     ========

Contracts With Total Expenses of 1.52%:
     Net Assets                             $     --     $     --     $     --     $     --
     Accumulation units outstanding               --           --           --           --
     Unit value of accumulation units       $     --     $     --     $     --     $     --
Contracts With Total Expenses of 1.55%:
     Net Assets                             $ 48,930     $252,277     $ 18,772     $ 44,297
     Accumulation units outstanding            7,345       25,413        2,950        4,228
     Unit value of accumulation units       $   6.66     $   9.93     $   6.36     $  10.48
Contracts With Total Expenses of 1.70%:
     Net Assets                             $    171     $ 75,320     $ 30,962     $ 16,263
     Accumulation units outstanding               26        7,620        4,881        1,560
     Unit value of accumulation units       $   6.63     $   9.88     $   6.34     $  10.43
Contracts With Total Expenses of 1.72%:
     Net Assets                             $     --     $     --     $     --     $     --
     Accumulation units outstanding               --           --           --           --
     Unit value of accumulation units       $     --     $     --     $     --     $     --


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)

                                                                                            Nations
                                                                           Nations          Marsico
                                                                        High Yield          Focused
                                                                              Bond         Equities
                                                                         Portfolio        Portfolio
                                                                         (Class B)        (Class B)
                                                                           -------          -------
Assets:
     Investments in American Funds Insurance Series (Class 2),
         at net asset value                                                $     0          $     0
     Investments in Anchor Series Trust (Class 1 or Class 3),
         at net asset value                                                      0                0
     Investments in Lord Abbett Series Fund, Inc. (Class VC),
         at net asset value                                                      0                0
     Investments in SunAmerica Series Trust (Class 1 or Class 3),
         at net asset value                                                      0                0
     Investments in Van Kampen Life Investment Trust (Class II),
         at net asset value                                                      0                0
     Investments in WM Variable Trust (Class 2),
         at net asset value                                                      0                0
     Investments in Nations Separate Account Trust (Class B),
         at net asset value                                                 29,576           28,206

     Receivable from First SunAmerica Life Insurance Company                     0                0
                                                                           -------          -------

Total Assets:                                                              $29,576          $28,206

Liabilities:
     Payable to First SunAmerica Life Insurance Company                          0                0
                                                                           -------          -------

Net Assets                                                                 $29,576          $28,206
                                                                           =======          =======

     Accumulation units                                                     29,576           28,206

     Contracts in payout (annuitization) period                                  0                0
                                                                           -------          -------

          Total net assets                                                 $29,576          $28,206
                                                                           =======          =======

Accumulation units outstanding                                               2,055            2,732
                                                                           =======          =======

Contracts With Total Expenses of 1.52%:
     Net Assets                                                            $22,222          $27,043
     Accumulation units outstanding                                          1,542            2,619
     Unit value of accumulation units                                      $ 14.41          $ 10.33
Contracts With Total Expenses of 1.55%:
     Net Assets                                                            $    --          $    --
     Accumulation units outstanding                                             --               --
     Unit value of accumulation units                                      $    --          $    --
Contracts With Total Expenses of 1.70%:
     Net Assets                                                            $    --          $    --
     Accumulation units outstanding                                             --               --
     Unit value of accumulation units                                      $    --          $    --
Contracts With Total Expenses of 1.72%:
     Net Assets                                                            $ 7,354          $ 1,163
     Accumulation units outstanding                                            513              113
     Unit value of accumulation units                                      $ 14.34          $ 10.29

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004

                                                                                     Net Asset Value      Net Asset
Variable Accounts                                                          Shares          Per Share          Value             Cost
-----------------                                                     -----------    ---------------    -----------      -----------
AMERICAN FUNDS INSURANCE SERIES:
     Global Growth Fund (Class 2)                                         123,119      $     17.23      $ 2,121,346      $ 1,894,720
     Growth Fund (Class 2)                                                 59,744            51.10        3,052,929        2,684,392
     Growth-Income Fund (Class 2)                                         163,108            36.64        5,976,262        5,442,695

ANCHOR SERIES TRUST:
     Asset Allocation Portfolio (Class 1)                                 898,084      $     14.72      $13,222,798      $12,740,356
     Capital Appreciation Portfolio (Class 1)                             850,514            33.05       28,107,879       28,472,728
     Government and Quality Bond Portfolio (Class 1)                    1,588,773            14.98       23,800,048       24,059,334
     Growth Portfolio (Class 1)                                           583,832            27.56       16,089,621       16,267,978
     Natural Resources Portfolio (Class 1)                                167,558            31.37        5,257,107        3,421,713
     Asset Allocation Portfolio (Class 3)                                  50,010            14.69          734,449          691,834
     Capital Appreciation Portfolio (Class 3)                             121,470            32.82        3,986,461        3,669,315
     Government and Quality Bond Portfolio (Class 3)                      483,789            14.95        7,233,864        7,344,311
     Growth Portfolio (Class 3)                                           131,468            27.51        3,616,619        3,277,362
     Natural Resources Portfolio (Class 3)                                 12,074            31.29          377,750          325,896

LORD ABBETT SERIES FUND, INC.:
     Growth and Income Portfolio (Class VC)                                63,412      $     27.18      $ 1,723,529      $ 1,524,709

SUNAMERICA SERIES TRUST:
     Aggressive Growth Porfolio (Class 1)                                 929,260      $     10.19      $ 9,468,882      $12,181,929
     Alliance Growth Portfolio (Class 1)                                2,002,846            18.87       37,797,322       52,019,727
     Blue Chip Growth Portfolio (Class 1)                                 293,096             6.41        1,878,279        1,675,126
     Cash Management Portfolio (Class 1)                                1,003,701            10.68       10,718,308       10,834,474
     Corporate Bond Portfolio (Class 1)                                 1,013,534            11.96       12,118,766       11,552,283
     Davis Venture Value Portfolio (Class 1)                            2,081,820            26.12       54,372,456       44,180,328
     "Dogs" of Wall Street Portfolio (Class 1)                            310,015            10.70        3,318,564        2,864,469
     Emerging Markets Portfolio (Class 1)                                 500,832            11.50        5,760,779        4,298,886
     Federated American Leaders Portfolio (Class 1)                       637,575            16.33       10,411,604        9,075,630
     Global Bond Portfolio (Class 1)                                      332,581            11.60        3,858,924        3,683,749
     Global Equities Portfolio (Class 1)                                  484,570            11.54        5,589,665        7,166,213
     Goldman Sachs Research Portfolio (Class 1)                           113,881             7.43          846,671          731,711
     Growth-Income Portfolio (Class 1)                                  1,437,293            23.89       34,336,738       34,419,436
     Growth Opportunities Portfolio (Class 1)                             235,468             5.09        1,198,381        1,175,633
     High-Yield Bond Portfolio (Class 1)                                1,850,385             7.25       13,406,727       12,328,668
     International Diversified Equities Portfolio (Class 1)               895,771             7.84        7,024,917        8,090,266
     International Growth & Income Portfolio (Class 1)                    782,918            11.96        9,365,125        7,815,520
     MFS Massachusetts Investors Trust Portfolio (Class 1)                881,856            11.59       10,218,994       10,632,978
     MFS Mid-Cap Growth Portfolio (Class 1)                               786,011             9.07        7,126,580        8,910,560
     MFS Total Return Portfolio (Class 1)                               1,212,076            17.73       21,492,849       18,286,742
     Putnam Growth: Voyager Portfolio (Class 1)                           668,446            14.63        9,777,261       13,839,189
     Real Estate Portfolio (Class 1)                                      325,616            19.75        6,431,727        4,095,822
     SunAmerica Balanced Portfolio (Class 1)                              907,917            14.00       12,707,363       14,018,078
     Technology Portfolio (Class 1)                                       396,624             2.63        1,041,956          981,597
     Telecom Utility Portfolio (Class 1)                                  270,910             8.75        2,369,337        3,041,605
     Worldwide High Income Portfolio (Class 1)                            558,622             7.67        4,285,555        4,302,826
     Aggressive Growth Portfolio (Class 3)                                 25,232            10.13          255,686          224,960
     Alliance Growth Portfolio (Class 3)                                  162,024            18.83        3,051,320        2,787,110
     Blue Chip Growth Portfolio (Class 3)                                  84,144             6.39          538,030          507,723
     Cash Management Portfolio (Class 3)                                  234,673            10.65        2,499,256        2,501,167
     Corporate Bond Portfolio (Class 3)                                   179,917            11.93        2,145,696        2,139,912
     Davis Venture Value Portfolio (Class 3)                              247,169            26.05        6,438,772        5,802,113
     "Dogs" of Wall Street Portfolio (Class 3)                             27,551            10.68          294,247          253,295
     Emerging Markets Portfolio (Class 3)                                  32,440            11.47          371,993          300,384
     Federated American Leaders Portfolio (Class 3)                        62,795            16.29        1,022,770          919,598
     Foreign Value Portfolio (Class 3)                                    343,251            14.67        5,034,728        4,471,054
     Global Bond Portfolio (Class 3)                                       15,873            11.53          183,008          179,981
     Global Equities Portfolio (Class 3)                                   17,665            11.48          202,738          183,945
     Goldman Sachs Research Portfolio (Class 3)                            10,039             7.38           74,066           62,936
     Growth-Income Portfolio (Class 3)                                     19,690            23.84          469,316          427,412
     Growth Opportunities Portfolio (Class 3)                              20,895             5.05          105,511           97,801
     High-Yield Bond Portfolio (Class 3)                                   75,818             7.23          548,015          517,779
     International Diversified Equities Portfolio (Class 3)               424,487             7.80        3,309,374        2,931,443
     International Growth & Income Portfolio (Class 3)                     82,910            11.98          993,244          843,639
     Marsico Growth Portfolio (Class 3)                                    45,615            11.01          502,317          449,673
     MFS Massachusetts Investors Trust Portfolio (Class 3)                106,494            11.57        1,232,378        1,117,315
     MFS Mid-Cap Growth Portfolio (Class 3)                               173,553             9.00        1,561,584        1,360,626
     MFS Total Return Portfolio (Class 3)                                 128,754            17.70        2,278,458        2,108,606
     Putnam Growth: Voyager Portfolio (Class 3)                            12,773            14.58          186,180          174,715
     Real Estate Portfolio (Class 3)                                       31,175            19.68          613,632          507,615
     Small & Mid Cap Value Portfolio (Class 3)                            130,609            15.73        2,054,680        1,796,801
     SunAmerica Balanced Portfolio (Class 3)                               20,455            13.97          285,657          270,659
     Technology Portfolio (Class 3)                                        78,827             2.61          205,850          196,016
     Telecom Utility Portfolio (Class 3)                                    4,657             8.73           40,653           38,558
     Worldwide High Income Portfolio (Class 3)                             29,924             7.64          228,508          221,615

VAN KAMPEN LIFE INVESTMENT TRUST:
     Comstock Portfolio (Class II)                                        104,003      $     13.69      $ 1,423,797      $ 1,254,461
     Emerging Growth Portfolio (Class II)                                   9,216            25.84          238,142          222,106
     Growth and Income Portfolio (Class II)                               220,395            19.29        4,251,416        3,792,108

WM VARIABLE TRUST:
     Balanced Portfolio (Class 2)                                         461,613      $     15.99      $ 7,381,186      $ 6,664,350
     Conservative Balanced Portfolio  (Class 2)                            68,879            11.75          809,327          769,718
     Conservative Growth Portfolio (Class 2)                              115,652            16.80        1,942,961        1,723,962
     Equity Income Fund (Class 2)                                          25,911            16.18          419,245          370,806
     Flexible Income Portfolio (Class 2)                                   92,478            14.02        1,296,536        1,235,287
     Growth Fund (Class 2)                                                  4,893            12.94           63,319           55,621
     Growth & Income Fund (Class 2)                                         2,866            18.10           51,882           46,819
     Income Fund (Class 2)                                                 27,250            11.01          300,297          289,088
     International Growth Fund (Class 2)                                    2,288            12.71           29,079           24,556
     Mid Cap Stock Fund (Class 2)                                           9,813            16.36          160,534          150,710
     Money Market Fund (Class 2)                                           29,529             1.00           29,529           29,529
     REIT Fund (Class 2)                                                    8,615            16.90          145,598          141,896
     Short Term Income Fund (Class 2)                                      59,743             2.56          152,942          154,577
     Small Cap Growth Fund (Class 2)                                        5,026             9.77           49,101           45,022
     Strategic Growth Portfolio (Class 2)                                  17,833            18.38          327,597          273,011
     U.S. Government Securities Fund (Class 2)                              4,661            10.66           49,734           50,825
     West Coast Equity Fund (Class 2)                                       2,976            20.35           60,560           53,157

NATIONS SEPARATE ACCOUNT TRUST (Class B):
     Nations High Yield Bond Portfolio                                      2,806      $     10.54      $    29,576      $    30,201
     Nations Marsico Focused Equities Portfolio                             1,671            16.89           28,206           25,275

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004

                                                                                                          Government
                                   Global                        Growth          Asset        Capital           and
                                   Growth         Growth         Income     Allocation   Appreciation   Quality Bond         Growth
                                     Fund           Fund           Fund      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 2)      (Class 2)      (Class 2)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $      3,903   $      4,209   $     44,807   $    362,791   $          0   $  1,246,249   $     87,416
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income         3,903          4,209         44,807        362,791              0      1,246,249         87,416
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                   (13,794)       (20,937)       (45,748)      (182,346)      (386,904)      (367,243)      (215,964)
  Distribution expense
    charge                         (1,498)        (2,259)        (4,976)       (19,964)       (42,361)       (40,210)       (23,646)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                (15,292)       (23,196)       (50,724)      (202,310)      (429,265)      (407,453)      (239,610)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income (loss)      (11,389)       (18,987)        (5,917)       160,481       (429,265)       838,796       (152,194)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold       101,219        182,823        115,913      2,166,418      5,604,952     10,145,446      2,360,779
  Cost of shares sold             (96,204)      (167,901)      (110,063)    (2,180,100)    (6,134,383)   (10,135,301)    (2,595,894)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                      5,015         14,922          5,850        (13,682)      (529,431)        10,145       (235,115)
Realized gain distributions             0              0              0              0              0         10,607              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)         5,015         14,922          5,850        (13,682)      (529,431)        20,752       (235,115)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period              42,898        110,712        156,329       (467,870)    (3,308,961)        95,697     (1,944,160)
  End of period                   226,626        368,537        533,567        482,442       (364,849)      (259,286)      (178,357)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                     183,728        257,825        377,238        950,312      2,944,112       (354,983)     1,765,803
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $    177,354   $    253,760   $    377,171   $  1,097,111   $  1,985,416   $    504,565   $  1,378,494
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                                            Government
                                  Natural          Asset        Capital            and                       Natural         Growth
                                Resources     Allocation   Appreciation   Quality Bond         Growth      Resources     and Income
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 1)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)     (Class VC)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $     33,504   $     13,053   $          0   $    232,848   $      7,476   $      1,272   $     13,065
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income        33,504         13,053              0        232,848          7,476          1,272         13,065
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                   (61,658)        (5,769)       (26,160)       (55,035)       (25,211)        (2,690)       (13,739)
  Distribution expense
    charge                         (6,751)          (631)        (2,838)        (5,951)        (2,735)          (294)        (1,492)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                (68,409)        (6,400)       (28,998)       (60,986)       (27,946)        (2,984)       (15,231)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                          (34,905)         6,653        (28,998)       171,862        (20,470)        (1,712)        (2,166)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold       954,174         27,582        116,004        172,265        254,915         50,973        117,182
  Cost of shares sold            (680,912)       (26,562)      (115,117)      (172,880)      (239,669)       (44,583)      (106,444)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                    273,262          1,020            887           (615)        15,246          6,390         10,738
Realized gain distributions       150,655              0              0          2,091              0          7,615         13,281
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)       423,917          1,020            887          1,476         15,246         14,005         24,019
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period           1,254,099          6,857         57,503        (14,617)        66,787         12,833         74,035
  End of period                 1,835,394         42,615        317,146       (110,447)       339,257         51,854        198,820
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                     581,295         35,758        259,643        (95,830)       272,470         39,021        124,785
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $    970,307   $     43,431   $    231,532   $     77,508   $    267,246   $     51,314   $    146,638
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                                                                               Davis
                               Aggressive       Alliance      Blue Chip           Cash      Corporate        Venture      "Dogs" of
                                   Growth         Growth         Growth     Management           Bond          Value    Wall Street
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $          0   $    117,543   $      2,833   $     96,728   $    618,053   $    463,581   $     74,557
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income             0        117,543          2,833         96,728        618,053        463,581         74,557
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                  (120,055)      (528,978)       (24,351)      (166,244)      (174,092)      (738,419)       (44,878)
  Distribution expense
    charge                        (13,145)       (57,918)        (2,666)       (18,202)       (19,062)       (80,848)        (4,914)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses               (133,200)      (586,896)       (27,017)      (184,446)      (193,154)      (819,267)       (49,792)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                         (133,200)      (469,353)       (24,184)       (87,718)       424,899       (355,686)        24,765
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold     1,980,861      8,099,885        201,337     13,338,608      3,724,452      9,520,493        987,338
  Cost of shares sold          (2,963,160)   (12,200,193)      (188,395)   (13,546,392)    (3,554,208)    (8,345,321)      (885,165)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                   (982,299)    (4,100,308)        12,942       (207,784)       170,244      1,175,172        102,173
Realized gain distributions             0              0              0              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)      (982,299)    (4,100,308)        12,942       (207,784)       170,244      1,175,172        102,173
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period          (5,043,123)   (20,912,604)       126,094       (306,402)       529,210      5,035,153        333,703
  End of period                (2,713,047)   (14,222,405)       203,153       (116,166)       566,483     10,192,128        454,095
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                   2,330,076      6,690,199         77,059        190,236         37,273      5,156,975        120,392
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $  1,214,577   $  2,120,538   $     65,817   $   (105,266)  $    632,416   $  5,976,461   $    247,330
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                               Federated                                      Goldman
                                 Emerging       American         Global         Global          Sachs        Growth-         Growth
                                  Markets        Leaders           Bond       Equities       Research         Income  Opportunities
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $     55,081   $    144,315   $          0   $     16,673   $          0   $    235,415   $          0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income        55,081        144,315              0         16,673              0        235,415              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                   (69,664)      (139,841)       (54,974)       (78,752)       (10,228)      (476,486)       (16,291)
  Distribution expense
    charge                         (7,628)       (15,311)        (6,019)        (8,622)        (1,120)       (52,170)        (1,784)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                (77,292)      (155,152)       (60,993)       (87,374)       (11,348)      (528,656)       (18,075)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                          (22,211)       (10,837)       (60,993)       (70,701)       (11,348)      (293,241)       (18,075)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold     1,373,960      2,498,636        729,600      1,738,906         81,077      6,410,183        393,018
  Cost of shares sold          (1,213,508)    (2,322,052)      (706,276)    (2,482,884)       (78,441)    (6,980,626)      (413,508)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                    160,452        176,584         23,324       (743,978)         2,636       (570,443)       (20,490)
Realized gain distributions             0              0         45,957              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)       160,452        176,584         69,281       (743,978)         2,636       (570,443)       (20,490)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period             542,560        724,213         90,477     (2,899,192)        26,756     (4,080,979)       (44,641)
  End of period                 1,461,893      1,335,974        175,175     (1,576,548)       114,960        (82,698)        22,748
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                     919,333        611,761         84,698      1,322,644         88,204      3,998,281         67,389
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $  1,057,574   $    777,508   $     92,986   $    507,965   $     79,492   $  3,134,597   $     28,824
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                                                   MFS
                                           International  International  Massachusetts            MFS                        Putnam
                               High-Yield    Diversified         Growth      Investors        Mid-Cap            MFS        Growth:
                                     Bond       Equities       & Income          Trust         Growth   Total Return        Voyager
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)     ( Class 1)      (Class 1)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $  1,106,345   $    132,341   $    105,820   $     79,248   $          0   $     39,240   $     12,784
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income     1,106,345        132,341        105,820         79,248              0         39,240         12,784
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                  (175,293)       (93,802)      (111,083)      (133,247)       (93,809)      (284,042)      (137,596)
  Distribution expense
    charge                        (19,193)       (10,270)       (12,162)       (14,589)       (10,272)       (31,100)       (15,066)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses               (194,486)      (104,072)      (123,245)      (147,836)      (104,081)      (315,142)      (152,662)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                          911,859         28,269        (17,425)       (68,588)      (104,081)      (275,902)      (139,878)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold     7,713,183      2,121,006      1,714,707      1,458,276      1,824,851      2,732,458      1,543,388
  Cost of shares sold          (7,365,128)    (2,736,774)    (1,614,343)    (1,680,630)    (2,588,547)    (2,492,454)    (2,288,935)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                    348,055       (615,768)       100,364       (222,354)      (763,696)       240,004       (745,547)
Realized gain distributions             0              0              0              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)       348,055       (615,768)       100,364       (222,354)      (763,696)       240,004       (745,547)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period             515,294     (2,529,006)       133,056     (1,637,228)    (3,417,242)     1,257,273     (5,253,973)
  End of period                 1,078,059     (1,065,349)     1,549,605       (413,984)    (1,783,980)     3,206,107     (4,061,928)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                     562,765      1,463,657      1,416,549      1,223,244      1,633,262      1,948,834      1,192,045
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $  1,822,679   $    876,158   $  1,499,488   $    932,302   $    765,485   $  1,912,936   $    306,620
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                     Real     SunAmerica                       Telecom      Worldwide     Aggressive       Alliance
                                   Estate       Balanced     Technology        Utility    High Income         Growth         Growth
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 3)      (Class 3)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $    139,566   $    191,334   $          0   $    102,722   $    258,099   $          0   $      2,171
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income       139,566        191,334              0        102,722        258,099              0          2,171
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                   (73,553)      (175,965)       (13,884)       (31,016)       (59,036)        (1,761)       (22,553)
  Distribution expense
    charge                         (8,053)       (19,267)        (1,520)        (3,396)        (6,464)          (189)        (2,448)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                (81,606)      (195,232)       (15,404)       (34,412)       (65,500)        (1,950)       (25,001)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                           57,960         (3,898)       (15,404)        68,310        192,599         (1,950)       (22,830)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold     1,610,387      2,243,053        416,954        508,416      1,680,561          4,038        291,921
  Cost of shares sold          (1,212,923)    (2,579,594)      (429,071)      (728,613)    (1,756,460)        (3,963)      (283,973)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                    397,464       (336,541)       (12,117)      (220,197)       (75,899)            75          7,948
Realized gain distributions             0              0              0              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)       397,464       (336,541)       (12,117)      (220,197)       (75,899)            75          7,948
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period           1,298,716     (2,287,877)       110,281     (1,132,402)      (178,784)         1,773         72,847
  End of period                 2,335,905     (1,310,715)        60,359       (672,268)       (17,271)        30,726        264,210
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                   1,037,189        977,162        (49,922)       460,134        161,513         28,953        191,363
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $  1,492,613   $    636,723   $    (77,443)  $    308,247   $    278,213   $     27,078   $    176,481
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                                                                                          Federated
                                Blue Chip           Cash      Corporate          Davis      "Dogs" of       Emerging       American
                                   Growth     Management           Bond  Venture Value    Wall Street        Markets        Leaders
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $          0   $     10,384   $     72,965   $     29,739   $      6,476   $      2,752   $      9,147
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income             0         10,384         72,965         29,739          6,476          2,752          9,147
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                    (5,309)       (20,233)       (14,387)       (44,425)        (3,580)        (3,047)        (8,013)
  Distribution expense
    charge                           (576)        (2,188)        (1,566)        (4,807)          (392)          (330)          (873)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                 (5,885)       (22,421)       (15,953)       (49,232)        (3,972)        (3,377)        (8,886)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                           (5,885)       (12,037)        57,012        (19,493)         2,504           (625)           261
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold       110,630      1,456,390         89,241        326,376         54,291         44,222         53,790
  Cost of shares sold            (110,816)    (1,457,064)       (87,855)      (303,607)       (49,782)       (39,615)       (50,167)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                       (186)          (674)         1,386         22,769          4,509          4,607          3,623
Realized gain distributions             0              0              0              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)          (186)          (674)         1,386         22,769          4,509          4,607          3,623
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period              11,687         (2,289)           784        151,890         28,295         14,248         41,419
  End of period                    30,307         (1,911)         5,784        636,659         40,952         71,609        103,172
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                      18,620            378          5,000        484,769         12,657         57,361         61,753
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $     12,549   $    (12,333)  $     63,398   $    488,045   $     19,670   $     61,343   $     65,637
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                                               Goldman
                                  Foreign         Global         Global          Sachs        Growth-         Growth     High-Yield
                                    Value           Bond       Equities       Research         Income  Opportunities           Bond
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $     39,944   $          0   $        123   $          0   $      1,416   $          0   $     40,336
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income        39,944              0            123              0          1,416              0         40,336
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                   (32,361)        (2,185)        (1,029)          (893)        (2,934)        (1,213)        (5,074)
  Distribution expense
    charge                         (3,506)          (239)          (110)           (98)          (319)          (133)          (550)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                (35,867)        (2,424)        (1,139)          (991)        (3,253)        (1,346)        (5,624)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                            4,077         (2,424)        (1,016)          (991)        (1,837)        (1,346)        34,712
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold       227,604        201,676         10,137          9,616          9,998         37,034         69,310
  Cost of shares sold            (212,198)      (198,833)        (9,724)        (9,117)        (9,833)       (35,986)       (66,503)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                     15,406          2,843            413            499            165          1,048          2,807
Realized gain distributions        84,242          2,339              0              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)        99,648          5,182            413            499            165          1,048          2,807
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period              88,960            246            904          3,584          4,546          4,061          4,269
  End of period                   563,674          3,027         18,793         11,130         41,904          7,710         30,236
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                     474,714          2,781         17,889          7,546         37,358          3,649         25,967
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $    578,439   $      5,539   $     17,286   $      7,054   $     35,686   $      3,351   $     63,486
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                                                   MFS
                            International  International                 Massachusetts            MFS                        Putnam
                              Diversified         Growth        Marsico      Investors        Mid-Cap      MFS Total        Growth:
                                 Equities       & Income         Growth          Trust         Growth         Return        Voyager
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                     $  40,330   $      8,122   $          0   $      5,216   $          0   $      2,639   $          0
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income        40,330          8,122              0          5,216              0          2,639              0
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                   (21,949)        (7,607)        (2,526)        (8,594)       (13,528)       (16,241)        (1,152)
  Distribution expense charge      (2,381)          (825)          (277)          (932)        (1,465)        (1,770)          (122)
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                (24,330)        (8,432)        (2,803)        (9,526)       (14,993)       (18,011)        (1,274)
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income (loss)       16,000           (310)        (2,803)        (4,310)       (14,993)       (15,372)        (1,274)
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold       180,541         65,721         24,071         66,081         90,453        171,193         31,205
  Cost of shares sold           $(172,639)       (59,264)       (23,268)       (63,377)       (84,698)      (163,987)       (29,912)
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities transactions      7,902          6,457            803          2,704          5,755          7,206          1,293
Realized gain distributions             0              0              0              0              0              0              0
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)         7,902          6,457            803          2,704          5,755          7,206          1,293
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period              58,926         22,016          3,869         13,692         47,550         17,463            222
  End of period                   377,931        149,605         52,644        115,063        200,958        169,852         11,465
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation  (depreciation)
  of investments                  319,005        127,589         48,775        101,371        153,408        152,389         11,243
                                ---------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations        $ 342,907   $    133,736   $     46,775   $     99,765   $    144,170   $    144,223   $     11,262
                                =========   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                     Real    Small & Mid     SunAmerica                      Telecom       Worldwide
                                   Estate      Cap Value       Balanced     Technology       Utility     High Income       Comstock
                                Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Portfolio      Portfolio
                                (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)     (Class II)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $     11,713   $      5,329   $      2,973   $          0   $        659   $     16,474   $      3,549
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income        11,713          5,329          2,973              0            659         16,474          3,549
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                    (4,724)       (15,380)        (2,380)        (2,040)          (196)        (2,476)       (10,419)
  Distribution expense
    charge                           (511)        (1,670)          (254)          (222)           (21)          (271)        (1,128)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                 (5,235)       (17,050)        (2,634)        (2,262)          (217)        (2,747)       (11,547)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                            6,478        (11,721)           339         (2,262)           442         13,727         (7,998)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold        75,884        111,613         75,107         45,444          4,188         69,219         64,866
  Cost of shares sold             (65,145)      (102,151)       (74,308)       (45,174)        (4,025)       (69,190)       (60,549)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                     10,739          9,462            799            270            163             29          4,317
Realized gain distributions             0         56,801              0              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)        10,739         66,263            799            270            163             29          4,317
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period               6,100         88,338          3,959         10,665            336            100         22,678
  End of period                   106,017        257,879         14,998          9,834          2,095          6,893        169,336
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                      99,917        169,541         11,039           (831)         1,759          6,793        146,658
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $    117,134   $    224,083   $     12,177   $     (2,823)  $      2,364   $     20,549   $    142,977
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                 Emerging     Growth and                  Conservative   Conservative                      Flexible
                                   Growth         Income       Balanced       Balanced         Growth  Equity Income         Income
                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio           Fund      Portfolio
                               (Class II)     (Class II)      (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $          0   $     10,143   $     93,510   $      8,255   $     16,830   $      3,954   $     31,781
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income             0         10,143         93,510          8,255         16,830          3,954         31,781
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                    (2,531)       (29,870)       (73,321)        (6,777)       (19,703)        (3,427)       (13,808)
  Distribution expense
    charge                           (277)        (3,238)        (7,608)          (703)        (2,049)          (358)        (1,475)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                 (2,808)       (33,108)       (80,929)        (7,480)       (21,752)        (3,785)       (15,283)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                           (2,808)       (22,965)        12,581            775         (4,922)           169         16,498
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold        18,278        210,614        308,484         56,454        322,950         30,532         50,743
  Cost of shares sold             (18,384)      (200,648)      (295,367)       (55,628)      (296,096)       (28,429)       (48,837)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                       (106)         9,966         13,117            826         26,854          2,103          1,906
Realized gain distributions             0              0              0              0              0              0              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)          (106)         9,966         13,117            826         26,854          2,103          1,906
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period               3,040         72,574        237,963          5,207         98,549         10,476         31,971
  End of period                    16,036        459,308        716,836         39,609        218,999         48,439         61,249
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                      12,996        386,734        478,873         34,402        120,450         37,963         29,278
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $     10,082   $    373,735   $    504,571   $     36,003   $    142,382   $     40,235   $     47,682
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                  Growth                 International            Mid          Money
                                   Growth       & Income         Income         Growth      Cap Stock         Market           REIT
                                     Fund           Fund           Fund           Fund           Fund           Fund           Fund
                                (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $          0   $        272   $     11,069   $        285   $         68   $        172   $        117
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income             0            272         11,069            285             68            172            117
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                      (909)          (532)        (3,578)          (354)          (620)          (415)          (141)
  Distribution expense
    charge                            (89)           (56)          (364)           (38)           (66)           (45)           (15)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                   (998)          (588)        (3,942)          (392)          (686)          (460)          (156)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                             (998)          (316)         7,127           (107)          (618)          (288)           (39)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold           993          6,696         10,978            374          2,320        124,010            160
  Cost of shares sold                (984)        (6,313)       (10,736)          (375)        (2,123)      (124,010)          (151)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                          9            383            242             (1)           197              0              9
Realized gain distributions             0              0              0              0            562              0             53
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)             9            383            242             (1)           759              0             62
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period               3,024          1,561          6,691          1,486          2,379              0             22
  End of period                     7,698          5,063         11,209          4,523          9,824              0          3,702
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                       4,674          3,502          4,518          3,037          7,445              0          3,680
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $      3,685   $      3,569   $     11,887   $      2,929   $      7,586   $       (288)  $      3,703
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (Continued)

                                                                                                                            Nations
                                                                                  U.S.                       Nations        Marsico
                               Short Term          Small      Strategic     Government     West Coast     High Yield        Focused
                                   Income     Cap Growth         Growth     Securities         Equity           Bond       Equities
                                     Fund           Fund      Portfolio           Fund           Fund      Portfolio      Portfolio
                                (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class B)      (Class B)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Investment income:
  Dividends                  $      3,470   $          0   $      1,916   $      1,785   $         57   $      1,894   $          0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
    Total investment income         3,470              0          1,916          1,785             57          1,894              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Expenses:
  Mortality and expense
    risk charge                    (1,319)          (611)        (4,628)          (944)          (619)          (165)          (214)
  Distribution expense
    charge                           (140)           (65)          (485)           (94)           (65)           (18)           (23)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

    Total expenses                 (1,459)          (676)        (5,113)        (1,038)          (684)          (183)          (237)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net investment income
  (loss)                            2,011           (676)        (3,197)           747           (627)         1,711           (237)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions:

  Proceeds from shares sold         1,680            622        560,659        105,942            658          2,550          6,037
  Cost of shares sold              (1,692)          (644)      (544,697)      (108,095)          (632)        (2,583)        (5,820)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)
  from securities
  transactions                        (12)           (22)        15,962         (2,153)            26            (33)           217
Realized gain distributions             0              0              0              0              0            944              0
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)           (12)           (22)        15,962         (2,153)            26            911            217
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of
  investments:

  Beginning of period                 276          2,686         32,684         (4,332)           711              3             17
  End of period                    (1,635)         4,079         54,586         (1,091)         7,403           (625)         2,931
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments                      (1,911)         1,393         21,902          3,241          6,692           (628)         2,914
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
  assets from operations     $         88   $        695   $     34,667   $      1,835   $      6,091   $      1,994   $      2,894
                             ============   ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004

                                                   Global                              Growth             Asset
                                                   Growth            Growth            Income        Allocation
                                                     Fund              Fund              Fund         Portfolio
                                                (Class 2)         (Class 2)         (Class 2)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (11,389)     $    (18,987)     $     (5,917)     $    160,481

     Net realized gains (losses)                    5,015            14,922             5,850           (13,682)
     Change in net unrealized
       appreciation (depreciation)
       of investments                             183,728           257,825           377,238           950,312
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from operations                 177,354           253,760           377,171         1,097,111
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold               1,233,748         1,578,685         3,347,135           436,633
     Cost of units redeemed                       (42,652)          (30,481)          (52,078)       (1,781,234)
     Annuity benefit payments                           0                 0                 0           (13,635)
     Net transfers                                451,718           522,834         1,248,338           184,809
     Contract maintenance charge                      (66)              (60)             (171)           (4,350)
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                         1,642,748         2,070,978         4,543,224        (1,177,777)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               1,820,102         2,324,738         4,920,395           (80,666)
Net assets at beginning of period                 301,244           728,191         1,055,867        13,303,464
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $  2,121,346      $  3,052,929      $  5,976,262      $ 13,222,798
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    73,102            72,923           193,065            20,601
     Units redeemed                                (2,333)           (1,489)           (3,162)          (84,794)
     Units transferred                             29,713            36,525            85,856             8,918
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding          100,482           107,959           275,759           (55,275)
Beginning units                                    20,647            49,364            74,372           647,540
                                             ------------      ------------      ------------      ------------
Ending units                                      121,129           157,323           350,131           592,265
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                     9,001            32,541            37,005                 0
     Units redeemed                                  (472)             (496)             (407)                0
     Units transferred                                447            (1,672)              651                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding            8,976            30,373            37,249                 0
Beginning units                                         0               284                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                        8,976            30,657            37,249                 0
                                             ============      ============      ============      ============


                                                                 Government
                                                  Capital               and                             Natural
                                             Appreciation      Quality Bond            Growth         Resources
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   (429,265)     $    838,796      $   (152,194)     $    (34,905)

     Net realized gains (losses)                 (529,431)           20,752          (235,115)          423,917
     Change in net unrealized
       appreciation (depreciation)
       of investments                           2,944,112          (354,983)        1,765,803           581,295
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from operations               1,985,416           504,565         1,378,494           970,307
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                  82,879           138,044            61,404             8,805
     Cost of units redeemed                    (3,524,487)       (3,521,272)       (1,752,536)         (436,642)
     Annuity benefit payments                      (7,801)          (11,571)           (3,735)                0
     Net transfers                               (405,788)       (4,241,018)          511,099           627,506
     Contract maintenance charge                   (9,441)           (6,169)           (5,323)           (1,445)
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                        (3,864,638)       (7,641,986)       (1,189,091)          198,224
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets              (1,879,222)       (7,137,421)          189,403         1,168,531
Net assets at beginning of period              29,987,101        30,937,469        15,900,218         4,088,986
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 28,107,879      $ 23,800,048      $ 16,089,621      $  5,257,517
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     2,452             8,201             2,236               360
     Units redeemed                              (103,803)         (210,180)          (64,962)          (18,274)
     Units transferred                            (12,693)         (252,233)           19,134            25,978
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding         (114,044)         (454,212)          (43,592)            8,064
Beginning units                                   892,518         1,856,493           595,677           183,781
                                             ------------      ------------      ------------      ------------
Ending units                                      778,474         1,402,281           552,085           191,845
                                             ============      ============      ============      ============

Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                                                   Government
                                                    Asset           Capital               and
                                               Allocation      Appreciation      Quality Bond
                                                Portfolio         Portfolio         Portfolio
                                                (Class 3)         (Class 3)         (Class 3)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $      6,653      $    (28,998)     $    171,862

     Net realized gains (losses)                    1,020               887             1,476
     Change in net unrealized
       appreciation (depreciation)
       of investments                              35,758           259,643           (95,830)
                                             ------------      ------------      ------------
         Increase (decrease) in net
           assets from operations                  43,431           231,532            77,508
                                             ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                 370,248         2,250,297         4,070,110
     Cost of units redeemed                           (20)          (51,153)         (134,178)
     Annuity benefit payments                           0                 0                 0
     Net transfers                                126,731           773,903         1,648,278
     Contract maintenance charge                     (108)             (209)             (407)
                                             ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                           496,851         2,972,838         5,583,803
                                             ------------      ------------      ------------

Increase (decrease) in net assets                 540,282         3,204,370         5,661,311
Net assets at beginning of period                 194,167           782,091         1,572,553
                                             ------------      ------------      ------------
Net assets at end of period                  $    734,449      $  3,986,461      $  7,233,864
                                             ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    14,410            59,863           194,155
     Units redeemed                                    (6)           (1,464)           (7,898)
     Units transferred                              6,056            20,137            94,553
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding           20,460            78,536           280,810
Beginning units                                     9,508            23,014            94,786
                                             ------------      ------------      ------------
Ending units                                       29,968           101,550           375,596
                                             ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0               695                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0               695                 0
Beginning units                                         0               181                 0
                                             ------------      ------------      ------------
Ending units                                            0               876                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0               578                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0               578                 0
Beginning units                                         0                 4                 0
                                             ------------      ------------      ------------
Ending units                                            0               582                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                     3,224             6,651            49,577
     Units redeemed                                     0               (61)             (157)
     Units transferred                                  0             1,193             4,415
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding            3,224             7,783            53,835
Beginning units                                         0               124                 0
                                             ------------      ------------      ------------
Ending units                                        3,224             7,907            53,835
                                             ============      ============      ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                                    Natural            Growth        Aggressive
                                                   Growth         Resources        and Income            Growth
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 3)         (Class 3)        (Class VC)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (20,470)     $     (1,712)     $     (2,166)     $   (133,200)

     Net realized gains (losses)                   15,246            14,005            24,019          (982,299)
     Change in net unrealized
       appreciation (depreciation)
          of investments                          272,470            39,021           124,785         2,330,076
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from operations                 267,246            51,314           146,638         1,214,577
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold               2,265,632           212,073           632,095            54,593
     Cost of units redeemed                      (104,590)           (1,993)          (63,880)       (1,437,741)
     Annuity benefit payments                           0                 0                 0            (2,967)
     Net transfers                                487,276            57,445           410,874           731,948
     Contract maintenance charge                     (164)              (17)             (101)           (4,190)
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                         2,648,154           267,508           978,988          (658,357)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               2,915,400           318,822         1,125,626           556,220
Net assets at beginning of period                 701,219            58,928           597,903         8,912,662
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $  3,616,619      $    377,750      $  1,723,529      $  9,468,882
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    75,369             8,479            51,291             4,095
     Units redeemed                                (3,896)               (9)           (5,956)         (110,208)
     Units transferred                             16,977             2,742            36,444            52,967
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding           88,450            11,212            81,779           (53,146)
Beginning units                                    26,347             2,659            56,637           695,895
                                             ------------      ------------      ------------      ------------
Ending units                                      114,797            13,871           138,416           642,749
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                     8,523                70             7,426                 0
     Units redeemed                                    (9)              (70)               (3)                0
     Units transferred                              1,497                 0             1,376                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding           10,011                 0             8,799                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                       10,011                 0             8,799                 0
                                             ============      ============      ============      ============

                                                 Alliance         Blue Chip              Cash         Corporate
                                                   Growth            Growth        Management              Bond
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   (469,353)     $    (24,184)     $    (87,718)     $    424,899

     Net realized gains (losses)               (4,100,308)           12,942          (207,784)          170,244
     Change in net unrealized
       appreciation (depreciation)
         of investments                         6,690,199            77,059           190,236            37,273
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from operations               2,120,538            65,817          (105,266)          632,416
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                 202,265            48,180           945,671           326,559
     Cost of units redeemed                    (4,931,974)         (145,818)       (4,369,894)       (1,696,097)
     Annuity benefit payments                     (62,012)                0            (3,914)           (4,190)
     Net transfers                             (1,569,541)          168,403         2,934,324        (1,064,010)
     Contract maintenance charge                  (16,230)             (500)           (3,336)           (2,710)
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                        (6,377,492)           70,265          (497,149)       (2,440,448)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets              (4,256,954)          136,082          (602,415)       (1,808,032)
Net assets at beginning of period              42,054,276         1,742,197        11,320,723        13,926,798
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 37,797,322      $  1,878,279      $ 10,718,308      $ 12,118,766
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     7,394             8,367            73,349            19,695
     Units redeemed                              (186,891)          (25,341)         (339,789)         (102,165)
     Units transferred                            (58,174)           28,999           225,668           (65,233)
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding         (237,671)           12,025           (40,772)         (147,703)
Beginning units                                 1,537,359           301,164           875,653           854,203
                                             ------------      ------------      ------------      ------------
Ending units                                    1,299,688           313,189           834,881           706,500
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                    Davis
                                                  Venture         "Dogs" of          Emerging
                                                    Value       Wall Street           Markets
                                                Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   (355,686)     $     24,765      $    (22,211)

     Net realized gains (losses)                1,175,172           102,173           160,452
     Change in net unrealized
       appreciation (depreciation)
         of investments                         5,156,975           120,392           919,333
                                             ------------      ------------      ------------
         Increase (decrease) in net
           assets from operations               5,976,461           247,330         1,057,574
                                             ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                 424,227             4,845            16,036
     Cost of units redeemed                    (7,268,892)         (231,272)         (564,075)
     Annuity benefit payments                    (112,638)           (1,166)           (3,323)
     Net transfers                              1,034,339           179,136           345,071
     Contract maintenance charge                  (18,792)             (993)           (1,465)
                                             ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                        (5,941,756)          (49,450)         (207,756)
                                             ------------      ------------      ------------

Increase (decrease) in net assets                  34,705           197,880           849,818
Net assets at beginning of period              54,337,751         3,120,684         4,910,961
                                             ------------      ------------      ------------
Net assets at end of period                  $ 54,372,456      $  3,318,564      $  5,760,779
                                             ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    14,559               453             1,754
     Units redeemed                              (253,660)          (21,741)          (60,272)
     Units transferred                             36,942            16,806            34,692
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding         (202,159)           (4,482)          (23,826)
Beginning units                                 1,925,718           295,977           546,545
                                             ------------      ------------      ------------
Ending units                                    1,723,559           291,495           522,719
                                             ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                Federated                                               Goldman
                                                 American            Global            Global             Sachs
                                                  Leaders              Bond          Equities          Research
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (10,837)     $    (60,993)     $    (70,701)     $    (11,348)

     Net realized gains (losses)                  176,584            69,281          (743,978)            2,636
     Change in net unrealized
       appreciation (depreciation)
       of investments                             611,761            84,698         1,322,644            88,204
                                             ------------      ------------      ------------      ------------
       Increase (decrease) in net
         assets from operations                   777,508            92,986           507,965            79,492
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                 806,230            63,283            43,119             1,926
     Cost of units redeemed                    (1,411,097)         (364,753)         (953,632)          (26,104)
     Annuity benefit payments                      (8,346)           (3,237)             (629)                0
     Net transfers                                 20,803           (62,441)         (466,863)          136,880
     Contract maintenance charge                   (2,539)             (885)           (2,314)             (203)
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                          (594,949)         (368,033)       (1,380,319)          112,499
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets                 182,559          (275,047)         (872,354)          191,991
Net assets at beginning of period              10,224,045         4,133,971         6,461,769           654,480
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 10,406,604      $  3,858,924      $  5,589,415      $    846,471
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    48,278             3,773             2,667               296
     Units redeemed                               (86,116)          (21,869)          (60,200)           (4,031)
     Units transferred                                640            (3,799)          (30,983)           20,674
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding          (37,198)          (21,895)          (88,516)           16,939
Beginning units                                   628,595           247,753           411,886           104,419
                                             ------------      ------------      ------------      ------------
Ending units                                      591,397           225,858           323,370           121,358
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============


                                                                                                  International
                                                  Growth-            Growth        High-Yield       Diversified
                                                   Income     Opportunities              Bond          Equities
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   (293,241)     $    (18,075)     $    911,859      $     28,269

     Net realized gains (losses)                 (570,443)          (20,490)          348,055          (615,768)
     Change in net unrealized
       appreciation (depreciation)
       of investments                           3,998,281            67,389           562,765         1,463,657
                                             ------------      ------------      ------------      ------------
       Increase (decrease) in net
         assets from operations                 3,134,597            28,824         1,822,679           876,158
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                 116,789               894           695,475            14,735
     Cost of units redeemed                    (4,243,747)         (257,161)       (2,066,476)         (878,320)
     Annuity benefit payments                     (38,856)                0            (3,213)           (1,951)
     Net transfers                               (836,769)          605,116        (1,538,304)           98,514
     Contract maintenance charge                  (13,167)             (310)           (2,935)           (2,171)
                                             ------------      ------------      ------------      ------------
         Increase (decrease) in net
           assets from capital
           transactions                        (5,015,750)          348,539        (2,915,453)         (769,193)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets              (1,881,153)          377,363        (1,092,774)          106,965
Net assets at beginning of period              36,217,891           821,018        14,499,501         6,917,952
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 34,336,738      $  1,198,381      $ 13,406,727      $  7,024,917
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     4,377               193            45,339             1,560
     Units redeemed                              (163,846)          (55,875)         (131,935)          (93,635)
     Units transferred                            (32,783)          126,673          (107,252)            6,689
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding         (192,252)           70,991          (193,848)          (85,386)
Beginning units                                 1,403,729           179,378           964,322           742,717
                                             ------------      ------------      ------------      ------------
Ending units                                    1,211,477           250,369           770,474           657,331
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============


                                                                        MFS
                                            International     Massachusetts               MFS
                                                   Growth         Investors           Mid-Cap
                                                 & Income             Trust            Growth
                                                Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (17,425)     $    (68,588)     $   (104,081)

     Net realized gains (losses)                  100,364          (222,354)         (763,696)
     Change in net unrealized
       appreciation (depreciation)
       of investments                           1,416,549         1,223,244         1,633,262
                                             ------------      ------------      ------------
       Increase (decrease) in net
         assets from operations                 1,499,488           932,302           765,485
                                             ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                 354,578            50,197            71,829
     Cost of units redeemed                    (1,088,115)         (661,058)         (635,662)
     Annuity benefit payments                      (3,736)           (1,017)                0
     Net transfers                              1,569,234           227,390           107,710
     Contract maintenance charge                   (2,462)           (3,248)           (2,839)
                                             ------------      ------------      ------------
       Increase (decrease) in net
         assets from capital
         transactions                           829,499          (387,736)         (458,962)
                                             ------------      ------------      ------------

Increase (decrease) in net assets               2,328,987           544,566           306,523
Net assets at beginning of period               7,036,138         9,674,428         6,820,057
                                             ------------      ------------      ------------
Net assets at end of period                  $  9,365,125      $ 10,218,994      $  7,126,580
                                             ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    29,658             2,711             7,195
     Units redeemed                               (91,874)          (36,849)          (64,741)
     Units transferred                            135,468            11,930             6,906
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding           73,252           (22,208)          (50,640)
Beginning units                                   624,041           536,700           722,591
                                             ------------      ------------      ------------
Ending units                                      697,293           514,492           671,951
                                             ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                  0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                                     Putnam
                                                      MFS           Growth:              Real        SunAmerica
                                             Total Return           Voyager            Estate          Balanced
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   (275,902)     $   (139,878)     $     57,960      $     (3,898)

     Net realized gains (losses)                  240,004          (745,547)          397,464          (336,541)
     Change in net unrealized
       appreciation (depreciation)
       of investments                           1,948,834         1,192,045         1,037,189           977,162
                                             ------------      ------------      ------------      ------------
       Increase (decrease) in net
           assets from operations               1,912,936           306,620         1,492,613           636,723
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                 749,048            31,796            18,161           142,462
     Cost of units redeemed                    (1,963,697)         (889,566)         (587,973)       (1,419,198)
     Annuity benefit payments                      (4,775)             (532)             (591)          (11,370)
     Net transfers                                910,858          (430,694)           25,950           (69,643)
     Contract maintenance charge                   (6,268)           (5,283)           (1,858)           (5,608)
                                             ------------      ------------      ------------      ------------
       Increase (decrease) in net
           assets from capital
           transactions                          (314,834)       (1,294,279)         (546,311)       (1,363,357)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               1,598,102          (987,659)          946,302          (726,634)
Net assets at beginning of period              19,894,747        10,764,920         5,485,425        13,433,997
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 21,492,849      $  9,777,261      $  6,431,727      $ 12,707,363
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    31,948             1,865               962             9,911
     Units redeemed                               (83,693)          (53,551)          (32,946)         (100,366)
     Units transferred                             39,065           (25,772)           (7,257)           (4,669)
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding          (12,680)          (77,458)          (39,241)          (95,124)
Beginning units                                   868,964           637,107           340,288           944,344
                                             ------------      ------------      ------------      ------------
Ending units                                      856,284           559,649           301,047           849,220
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                                    Telecom         Worldwide        Aggressive
                                               Technology           Utility       High Income            Growth
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 3)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (15,404)     $     68,310      $    192,599      $     (1,950)

     Net realized gains (losses)                  (12,117)         (220,197)          (75,899)               75
     Change in net unrealized
       appreciation (depreciation)
       of investments                             (49,922)          460,134           161,513            28,953
                                             ------------      ------------      ------------      ------------
       Increase (decrease) in net
           assets from operations                 (77,443)          308,247           278,213            27,078
                                             ------------      ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold                   5,738             4,290           350,557           102,875
     Cost of units redeemed                       (59,311)         (243,314)         (855,828)           (2,311)
     Annuity benefit payments                           0                 0              (250)                0
     Net transfers                                 55,086          (112,700)         (209,195)           80,044
     Contract maintenance charge                     (293)             (966)           (1,462)               (8)
                                             ------------      ------------      ------------      ------------
       Increase (decrease) in net
           assets from capital
           transactions                             1,220          (352,690)         (716,178)          180,600
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets                 (76,223)          (44,443)         (437,965)          207,678
Net assets at beginning of period               1,117,979         2,413,780         4,723,520            48,008
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $  1,041,756      $  2,369,337      $  4,285,555      $    255,686
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     2,793               417            19,894             5,953
     Units redeemed                               (25,768)          (23,665)          (48,380)             (184)
     Units transferred                             10,205           (11,841)          (14,439)            6,103
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding          (12,770)          (35,089)          (42,925)           11,872
Beginning units                                   437,111           238,977           271,450             3,774
                                             ------------      ------------      ------------      ------------
Ending units                                      424,341           203,888           228,525            15,646
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0                 0
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                         0                 0                 0             1,887
     Units redeemed                                     0                 0                 0                 0
     Units transferred                                  0                 0                 0                (1)
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0             1,886
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0             1,886
                                             ============      ============      ============      ============

                                                 Alliance         Blue Chip              Cash
                                                   Growth            Growth        Management
                                                Portfolio         Portfolio         Portfolio
                                                (Class 3)         (Class 3)         (Class 3)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (22,830)     $     (5,885)     $    (12,037)

     Net realized gains (losses)                    7,948              (186)             (674)
     Change in net unrealized
       appreciation (depreciation)
       of investments                             191,363            18,620               378
                                             ------------      ------------      ------------
       Increase (decrease) in net
           assets from operations                 176,481            12,549           (12,333)
                                             ------------      ------------      ------------

From capital transactions:
     Net proceeds from units sold               1,998,259           418,759         2,431,413
     Cost of units redeemed                      (275,742)          (12,237)         (106,572)
     Annuity benefit payments                           0                 0                 0
     Net transfers                                358,393           (31,578)         (360,759)
     Contract maintenance charge                     (162)              (69)             (126)
                                             ------------      ------------      ------------
       Increase (decrease) in net
           assets from capital
           transactions                         2,080,748           374,875         1,963,956
                                             ------------      ------------      ------------

Increase (decrease) in net assets               2,257,229           387,424         1,951,623
Net assets at beginning of period                 794,091           150,606           547,633
                                             ------------      ------------      ------------
Net assets at end of period                  $  3,051,320      $    538,030      $  2,499,256
                                             ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    67,092            64,384           155,166
     Units redeemed                               (10,389)           (1,064)           (8,313)
     Units transferred                             11,166            (6,188)          (16,384)
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding           67,869            57,132           130,469
Beginning units                                    28,132            26,106            42,525
                                             ------------      ------------      ------------
Ending units                                       96,001            83,238           172,994
                                             ============      ============      ============
Contracts With Total Expenses of 1.55%:
     Units sold                                         0                 0                 0
     Units redeemed                                    (1)                0                 0
     Units transferred                                183                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding              182                 0                 0
Beginning units                                       198                 0                 0
                                             ------------      ------------      ------------
Ending units                                          380                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.70%:
     Units sold                                         0                 0                 0
     Units redeemed                                     0                 0                 0
     Units transferred                                 11                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding               11                 0                 0
Beginning units                                       955                 0                 0
                                             ------------      ------------      ------------
Ending units                                          966                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.72%:
     Units sold                                     6,957             8,017            34,921
     Units redeemed                                   (10)           (1,147)              (23)
     Units transferred                              1,834               137           (11,861)
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding            8,781             7,007            23,037
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                        8,781             7,007            23,037
                                             ============      ============      ============


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)



                                               Corporate            Davis        "Dogs" of         Emerging
                                                    Bond    Venture Value      Wall Street          Markets
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    57,012      $   (19,493)     $     2,504      $      (625)

     Net realized gains (losses)                   1,386           22,769            4,509            4,607
     Change in net unrealized
       appreciation (depreciation)
       of investments                              5,000          484,769           12,657           57,361
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from operations                 63,398          488,045           19,670           61,343
                                             -----------      -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold              1,157,105        4,194,341           41,432          211,978
     Cost of units redeemed                      (21,078)        (296,824)          (7,696)         (11,626)
     Annuity benefit payments                          0                0                0                0
     Net transfers                               717,035          811,858           14,467           35,778
     Contract maintenance charge                     (66)            (310)             (72)             (21)
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                        1,852,996        4,709,065           48,131          236,109
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets              1,916,394        5,197,110           67,801          297,452
Net assets at beginning of period                229,242        1,241,662          226,446           74,541
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $ 2,145,636      $ 6,438,772      $   294,247      $   371,993
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                   60,084          119,213            3,750           20,653
     Units redeemed                               (1,259)         (10,255)            (733)          (1,228)
     Units transferred                            42,702           26,243            1,435            3,750
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding         101,527          135,201            4,452           23,175
Beginning units                                   14,174           44,089           21,567            8,343
                                             -----------      -----------      -----------      -----------
Ending units                                     115,701          179,290           26,019           31,518
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0                0                0
     Units redeemed                                    0                0                0                0
     Units transferred                                 0                0                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0                0                0                0
     Units redeemed                                    0                0                0                0
     Units transferred                                 0                0                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                    9,766           24,571                0            2,531
     Units redeemed                                  (12)             (37)               0                0
     Units transferred                               958            1,827                0              (12)
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          10,712           26,361                0            2,519
Beginning units                                        0              148                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                      10,712           26,509                0            2,519
                                             ===========      ===========      ===========      ===========

                                               Federated
                                                American          Foreign           Global           Global
                                                 Leaders            Value             Bond         Equities
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $       261      $     4,077      $    (2,424)     $    (1,016)

     Net realized gains (losses)                   3,623           99,648            5,182              413
     Change in net unrealized
       appreciation (depreciation)
       of investments                             61,753          474,714            2,781           17,889
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from operations                 65,637          578,439            5,539           17,286
                                             -----------      -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                501,883        3,159,607          164,377           99,767
     Cost of units redeemed                       (9,175)         (88,302)         (95,815)          (5,360)
     Annuity benefit payments                          0                0                0                0
     Net transfers                               169,440          601,766          (44,925)          74,537
     Contract maintenance charge                     (22)            (258)             (17)             (22)
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                          662,126        3,672,813           23,620          168,922
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                727,763        4,251,252           29,159          186,208
Net assets at beginning of period                295,007          783,476          153,849           16,530
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $ 1,022,770      $ 5,034,728      $   183,008      $   202,738
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                   26,514          207,106            9,373            5,416
     Units redeemed                                 (437)          (6,737)          (5,659)            (327)
     Units transferred                            10,127           46,437           (2,673)           3,887
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          36,204          246,806            1,041            8,976
Beginning units                                   18,228           62,862            9,261              837
                                             -----------      -----------      -----------      -----------
Ending units                                      54,432          309,668           10,302            9,813
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0                0                0
     Units redeemed                                    0                0                0                0
     Units transferred                                 0                0                0                3
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                3
Beginning units                                        0                0                0              173
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0              176
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0                0                0              940
     Units redeemed                                    0                0                0                0
     Units transferred                                 0                0                0                1
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0              941
Beginning units                                        0                0                0               49
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0              990
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                    3,995           32,452              485                0
     Units redeemed                                 (112)             (40)               0               (1)
     Units transferred                               236              531                2              858
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding           4,119           32,943              487              857
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                       4,119           32,943              487              857
                                             ===========      ===========      ===========      ===========

                                                 Goldman
                                                   Sachs          Growth-           Growth
                                                Research           Income    Opportunities
                                               Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $      (991)     $    (1,837)     $    (1,346)

     Net realized gains (losses)                     499              165            1,048
     Change in net unrealized
       appreciation (depreciation)
       of investments                              7,546           37,358            3,649
                                             -----------      -----------      -----------
         Increase (decrease) in net
           assets from operations                  7,054           35,686            3,351
                                             -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                 31,757          152,284           48,740
     Cost of units redeemed                       (6,436)          (1,415)          (9,380)
     Annuity benefit payments                          0                0                0
     Net transfers                                 2,035          187,664            9,055
     Contract maintenance charge                     (11)             (22)             (18)
                                             -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                           27,345          338,511           48,397
                                             -----------      -----------      -----------

Increase (decrease) in net assets                 34,399          374,197           51,748
Net assets at beginning of period                 39,667           95,119           53,763
                                             -----------      -----------      -----------
Net assets at end of period                  $    74,066      $   469,316      $   105,511
                                             ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    4,760            5,616           10,525
     Units redeemed                                 (735)             (55)          (2,043)
     Units transferred                               320            6,319            1,916
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding           4,345           11,880           10,398
Beginning units                                    6,374            3,707           11,799
                                             -----------      -----------      -----------
Ending units                                      10,719           15,587           22,197
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0                0
     Units redeemed                                    0                0                0
     Units transferred                                 0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0                0                0
     Units redeemed                                    0                0                0
     Units transferred                                 0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                      270              180                0
     Units redeemed                                 (270)              (2)               0
     Units transferred                                 0              933                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0            1,111                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0            1,111                0
                                             ===========      ===========      ===========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                            International    International
                                              High-Yield      Diversified           Growth          Marsico
                                                    Bond         Equities         & Income           Growth
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    34,712      $    16,000      $      (310)     $    (2,803)

     Net realized gains (losses)                   2,807            7,902            6,457              803
     Change in net unrealized
       appreciation
         (depreciation) of investments            25,967          319,005          127,589           48,775
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from operations                 63,486          342,907          133,736           46,775
                                             -----------      -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                215,051        2,207,342          427,969          365,783
     Cost of units redeemed                      (29,736)         (59,733)         (12,219)          (6,257)
     Annuity benefit payments                          0                0                0                0
     Net transfers                               123,035          257,774          216,913           19,785
     Contract maintenance charge                     (84)            (182)             (29)             (41)
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                          308,266        2,405,201          632,634          379,270
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                371,752        2,748,108          766,370          426,045
Net assets at beginning of period                176,263          561,266          226,874           76,272
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $   548,015      $ 3,309,374      $   993,244      $   502,317
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                   12,178          207,191           26,861           38,855
     Units redeemed                               (1,856)          (6,256)          (1,025)            (649)
     Units transferred                             5,519           26,141           18,326            2,127
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          15,841          227,076           44,162           40,333
Beginning units                                   11,768           60,439           20,248            8,026
                                             -----------      -----------      -----------      -----------
Ending units                                      27,609          287,515           64,410           48,359
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0                0                0
     Units redeemed                                    0                0                0                0
     Units transferred                                 0                0                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0                0                0                0
     Units redeemed                                    0                0                0                0
     Units transferred                                 0                0                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                    1,706           23,021            8,942                0
     Units redeemed                                  (74)             (26)               0                0
     Units transferred                             2,485              950            1,323                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding           4,117           23,945           10,265                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                       4,117           23,945           10,265                0
                                             ===========      ===========      ===========      ===========

                                                     MFS
                                           Massachusetts              MFS                            Putnam
                                               Investors          Mid-Cap        MFS Total          Growth:
                                                   Trust           Growth           Return          Voyager
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (4,310)     $   (14,993)     $   (15,372)     $    (1,274)

     Net realized gains (losses)                   2,704            5,755            7,206            1,293
     Change in net unrealized
       appreciation
         (depreciation) of investments           101,371          153,408          152,389           11,243
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from operations                 99,765          144,170          144,223           11,262
                                             -----------      -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                729,865          695,501        1,251,826          163,198
     Cost of units redeemed                      (21,762)         (53,365)          (5,335)            (772)
     Annuity benefit payments                          0                0                0                0
     Net transfers                               185,525          234,174          447,106            6,673
     Contract maintenance charge                     (83)            (137)            (155)             (13)
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                          893,545          876,173        1,693,442          169,086
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                993,310        1,020,343        1,837,665          180,348
Net assets at beginning of period                239,068          541,241          440,793            5,832
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $ 1,232,378      $ 1,561,584      $ 2,278,458      $   186,180
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                   34,375           58,108           45,298            6,152
     Units redeemed                               (1,192)          (5,308)            (147)             (41)
     Units transferred                            10,157           21,353           18,617              421
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          43,340           74,153           63,768            6,532
Beginning units                                   13,304           57,208           19,152              347
                                             -----------      -----------      -----------      -----------
Ending units                                      56,644          131,361           82,920            6,879
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0                0                0
     Units redeemed                                    0             (173)               0                0
     Units transferred                                 0              531                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0              358                0                0
Beginning units                                        0              252                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0              610                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0            1,574                0                0
     Units redeemed                                    0                0                0                0
     Units transferred                                 0            2,048                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0            3,622                0                0
Beginning units                                        0              165                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0            3,787                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                    5,593           12,198            7,755            3,899
     Units redeemed                                   (9)             (12)             (80)              (6)
     Units transferred                               197              443              654                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding           5,781           12,629            8,329            3,893
Beginning units                                        0                0              183                0
                                             -----------      -----------      -----------      -----------
Ending units                                       5,781           12,629            8,512            3,893
                                             ===========      ===========      ===========      ===========

                                                    Real      Small & Mid       SunAmerica
                                                  Estate        Cap Value         Balanced
                                               Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $     6,478      $   (11,721)     $       339

     Net realized gains (losses)                  10,739           66,263              799
     Change in net unrealized
       appreciation
         (depreciation) of investments            99,917          169,541           11,039
                                             -----------      -----------      -----------
         Increase (decrease) in net
           assets from operations                117,134          224,083           12,177
                                             -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                301,318        1,198,635          153,782
     Cost of units redeemed                       (4,432)         (44,263)         (19,012)
     Annuity benefit payments                          0                0                0
     Net transfers                               114,099          111,650           20,178
     Contract maintenance charge                     (51)            (166)             (76)
                                             -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                          410,934        1,265,856          154,872
                                             -----------      -----------      -----------

Increase (decrease) in net assets                528,068        1,489,939          167,049
Net assets at beginning of period                 85,564          564,741          118,608
                                             -----------      -----------      -----------
Net assets at end of period                  $   613,632      $ 2,054,680      $   285,657
                                             ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                   12,360           74,893            5,369
     Units redeemed                                  (24)          (3,158)            (906)
     Units transferred                             6,823            7,709            1,427
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding          19,159           79,444            5,890
Beginning units                                    5,331           41,560            8,383
                                             -----------      -----------      -----------
Ending units                                      24,490          121,004           14,273
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0                0
     Units redeemed                                    0                0                0
     Units transferred                                 0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0                0                0
     Units redeemed                                    0                0                0
     Units transferred                                 0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                    4,578            9,099            5,470
     Units redeemed                                 (196)              (8)            (471)
     Units transferred                                70              241                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding           4,452            9,332            4,999
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                       4,452            9,332            4,999
                                             ===========      ===========      ===========


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                                  Telecom        Worldwide
                                              Technology          Utility      High Income         Comstock
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)       (Class II)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (2,262)     $       442      $    13,727      $    (7,998)

     Net realized gains (losses)                     270              163               29            4,317
     Change in net unrealized
       appreciation (depreciation)
       of investments                               (831)           1,759            6,793          146,658
                                             -----------      -----------      -----------      -----------
       Increase (decrease) in net
         assets from operations                   (2,823)           2,364           20,549          142,977
                                             -----------      -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                 70,864           17,590          156,570          620,387
     Cost of units redeemed                       (7,844)            (512)          (1,775)         (20,154)
     Annuity benefit payments                          0                0                0                0
     Net transfers                                25,962            6,696           37,993          398,449
     Contract maintenance charge                     (36)              (7)             (13)             (74)
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                           88,946           23,767          192,775          998,608
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                 86,123           26,131          213,324        1,141,585
Net assets at beginning of period                119,727           14,522           15,184          282,212
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $   205,850      $    40,653      $   228,508      $ 1,423,797
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                   29,650            1,577            9,256           45,674
     Units redeemed                               (3,182)             (50)            (101)          (1,800)
     Units transferred                             8,625              550            2,225           32,891
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          35,093            2,077           11,380           76,765
Beginning units                                   38,061            1,443              875           26,003
                                             -----------      -----------      -----------      -----------
Ending units                                      73,154            3,520           12,255          102,768
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0                0                0
     Units redeemed                                   (3)               0                0               (1)
     Units transferred                             2,348                0                0              139
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding           2,345                0                0              138
Beginning units                                    8,930                0                0              440
                                             -----------      -----------      -----------      -----------
Ending units                                      11,275                0                0              578
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0                0                0            1,974
     Units redeemed                                   (1)               0                0                0
     Units transferred                                 1                0                0            1,894
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0            3,868
Beginning units                                       58                0                0               29
                                             -----------      -----------      -----------      -----------
Ending units                                          58                0                0            3,897
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                        0                0                0            8,148
     Units redeemed                                    0                0                0               (3)
     Units transferred                                 0                0                0            1,469
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0            9,614
Beginning units                                        0                0                0              396
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0           10,010
                                             ===========      ===========      ===========      ===========

                                                Emerging       Growth and                      Conservative
                                                  Growth           Income         Balanced         Balanced
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                              (Class II)       (Class II)        (Class 2)        (Class 2)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (2,808)     $   (22,965)     $    12,581      $       775

     Net realized gains (losses)                    (106)           9,966           13,117              826
     Change in net unrealized
       appreciation (depreciation)
       of investments                             12,996          386,734          478,873           34,402
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from operations                 10,082          373,735          504,571           36,003
                                             -----------      -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                 80,840        2,612,907        3,156,874          159,401
     Cost of units redeemed                            0          (71,680)         (77,594)         (29,814)
     Annuity benefit payments                          0                0                0                0
     Net transfers                                65,204          517,219          904,376          488,103
     Contract maintenance charge                      (4)            (202)            (929)             (76)
                                             -----------      -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                          146,040        3,058,244        3,982,727          617,614
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                156,122        3,431,979        4,487,298          653,617
Net assets at beginning of period                 82,020          819,437        2,893,888          155,710
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $   238,142      $ 4,251,416      $ 7,381,186      $   809,327
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    9,093          199,011                0                0
     Units redeemed                                    0           (6,251)               0                0
     Units transferred                             7,402           44,979                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          16,495          237,739                0                0
Beginning units                                    9,368           74,112                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                      25,863          311,851                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                        0                0          230,296           25,375
     Units redeemed                                    0                0           (8,575)          (4,365)
     Units transferred                                 0                0           71,499           26,490
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0          293,220           47,500
Beginning units                                        0                0          263,974           24,908
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0          557,194           72,408
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                        0                0          152,902                0
     Units redeemed                                    0                0             (864)            (431)
     Units transferred                                 0                0           37,575           51,804
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0          189,613           51,373
Beginning units                                        0                0           91,028              450
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0          280,641           51,823
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                        0           29,083                0                0
     Units redeemed                                    0              (35)               0                0
     Units transferred                                 0            1,309                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0           30,357                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0           30,357                0                0
                                             ===========      ===========      ===========      ===========

                                            Conservative                          Flexible
                                                  Growth    Equity Income           Income
                                               Portfolio             Fund        Portfolio
                                               (Class 2)        (Class 2)        (Class 2)
                                             -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (4,922)     $       169      $    16,498

     Net realized gains (losses)                  26,854            2,103            1,906
     Change in net unrealized
       appreciation (depreciation)
       of investments                            120,450           37,963           29,278
                                             -----------      -----------      -----------
       Increase (decrease) in net
         assets from operations                  142,382           40,235           47,682
                                             -----------      -----------      -----------

From capital transactions:
     Net proceeds from units sold                679,064           71,319          326,172
     Cost of units redeemed                     (123,154)          (6,824)         (50,899)
     Annuity benefit payments                          0                0                0
     Net transfers                               163,040          159,862          239,400
     Contract maintenance charge                    (216)             (41)            (283)
                                             -----------      -----------      -----------
         Increase (decrease) in net
           assets from capital
           transactions                          718,734          224,316          514,390
                                             -----------      -----------      -----------

Increase (decrease) in net assets                861,116          264,551          562,072
Net assets at beginning of period              1,081,845          154,694          734,464
                                             -----------      -----------      -----------
Net assets at end of period                  $ 1,942,961      $   419,245      $ 1,296,536
                                             ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                        0                0                0
     Units redeemed                                    0                0                0
     Units transferred                                 0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
     Units sold                                   16,110            5,364           24,306
     Units redeemed                              (13,878)            (915)          (6,863)
     Units transferred                             8,421           20,171           32,553
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding          10,653           24,620           49,996
Beginning units                                  107,877           18,266           98,131
                                             -----------      -----------      -----------
Ending units                                     118,530           42,886          148,127
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
     Units sold                                   62,178            4,492           19,398
     Units redeemed                                 (727)               0                0
     Units transferred                            10,551               23                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding          72,002            4,515           19,398
Beginning units                                   21,962            3,856            2,678
                                             -----------      -----------      -----------
Ending units                                      93,964            8,371           22,076
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
     Units sold                                        0                0                0
     Units redeemed                                    0                0                0
     Units transferred                                 0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)


                                                               Growth                 International
                                                Growth       & Income         Income         Growth
                                                  Fund           Fund           Fund           Fund
                                             (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                             ---------      ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (998)     $    (316)     $   7,127      $    (107)

     Net realized gains (losses)                     9            383            242             (1)
     Change in net unrealized
       appreciation (depreciation)
         of investments                          4,674          3,502          4,518          3,037
                                             ---------      ---------      ---------      ---------
         Increase (decrease) in net
           assets from operations                3,685          3,569         11,887          2,929
                                             ---------      ---------      ---------      ---------

From capital transactions:
     Net proceeds from units sold                    0         21,058        115,604          2,492
     Cost of units redeemed                          0         (6,153)        (7,516)             0
     Annuity benefit payments                        0              0              0              0
     Net transfers                               1,269          8,296         11,557          3,494
     Contract maintenance charge                    (7)           (17)           (30)            (4)
                                             ---------      ---------      ---------      ---------
         Increase (decrease) in net
           assets from capital
           transactions                          1,262         23,184        119,615          5,982
                                             ---------      ---------      ---------      ---------

Increase (decrease) in net assets                4,947         26,753        131,502          8,911
Net assets at beginning of period               58,372         25,129        168,795         20,168
                                             ---------      ---------      ---------      ---------
Net assets at end of period                  $  63,319      $  51,882      $ 300,297      $  29,079
                                             =========      =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                      0              0              0              0
     Units redeemed                                  0              0              0              0
     Units transferred                               0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.55%:
     Units sold                                      0              0              0            500
     Units redeemed                                 (1)        (1,033)          (646)             0
     Units transferred                             201          1,384          1,672            674
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding           200            351          1,026          1,174
Beginning units                                    654          4,093         17,501          3,988
                                             ---------      ---------      ---------      ---------
Ending units                                       854          4,444         18,527          5,162
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.70%:
     Units sold                                      0          3,647         17,579              0
     Units redeemed                                  0              0           (473)             0
     Units transferred                               3             27             52              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             3          3,674         17,158              0
Beginning units                                  8,866            236          7,813             28
                                             ---------      ---------      ---------      ---------
Ending units                                     8,869          3,910         24,971             28
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.72%:
     Units sold                                      0              0              0              0
     Units redeemed                                  0              0              0              0
     Units transferred                               0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========

                                                   Mid          Money                    Short Term
                                             Cap Stock         Market           REIT         Income
                                                  Fund           Fund           Fund           Fund
                                             (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                             ---------      ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (618)     $    (288)     $     (39)     $   2,011

     Net realized gains (losses)                   759              0             62            (12)
     Change in net unrealized
       appreciation (depreciation)
         of investments                          7,445              0          3,680         (1,911)
                                             ---------      ---------      ---------      ---------
         Increase (decrease) in net
           assets from operations                7,586           (288)         3,703             88
                                             ---------      ---------      ---------      ---------

From capital transactions:
     Net proceeds from units sold               14,134         20,185              0          7,839
     Cost of units redeemed                     (1,697)             0              0           (352)
     Annuity benefit payments                        0              0              0              0
     Net transfers                             108,811          9,494        141,671        123,895
     Contract maintenance charge                   (22)            (1)            (6)           (43)
                                             ---------      ---------      ---------      ---------
         Increase (decrease) in net
           assets from capital
           transactions                        121,226         29,678        141,665        131,339
                                             ---------      ---------      ---------      ---------

Increase (decrease) in net assets              128,812         29,390        145,368        131,427
Net assets at beginning of period               31,722            139            230         21,515
                                             ---------      ---------      ---------      ---------
Net assets at end of period                  $ 160,534      $  29,529      $ 145,598      $ 152,942
                                             =========      =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                      0              0              0              0
     Units redeemed                                  0              0              0              0
     Units transferred                               0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.55%:
     Units sold                                      0          3,554              0              0
     Units redeemed                               (222)             0              0             (7)
     Units transferred                          13,421          1,649          9,602         19,361
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding        13,199          5,203          9,602         19,354
Beginning units                                  4,300             13             10          3,342
                                             ---------      ---------      ---------      ---------
Ending units                                    17,499          5,216          9,612         22,696
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.70%:
     Units sold                                  1,901              0              0          1,210
     Units redeemed                                  0              0              0            (55)
     Units transferred                               1              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding         1,902              0              0          1,155
Beginning units                                     18             12             10             16
                                             ---------      ---------      ---------      ---------
Ending units                                     1,920             12             10          1,171
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.72%:
     Units sold                                      0              0              0              0
     Units redeemed                                  0              0              0              0
     Units transferred                               0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========

                                                                                U.S.
                                                 Small      Strategic     Government
                                            Cap Growth         Growth     Securities
                                                  Fund      Portfolio           Fund
                                             (Class 2)      (Class 2)      (Class 2)
                                             ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    (676)     $  (3,197)     $     747

     Net realized gains (losses)                   (22)        15,962         (2,153)
     Change in net unrealized
       appreciation (depreciation)
         of investments                          1,393         21,902          3,241
                                             ---------      ---------      ---------
         Increase (decrease) in net
           assets from operations                  695         34,667          1,835
                                             ---------      ---------      ---------

From capital transactions:
     Net proceeds from units sold                2,419         29,837              0
     Cost of units redeemed                          0        (52,952)        (3,000)
     Annuity benefit payments                        0              0              0
     Net transfers                              21,572         84,728        (97,609)
     Contract maintenance charge                    (8)          (147)           (33)
                                             ---------      ---------      ---------
         Increase (decrease) in net
           assets from capital
           transactions                         23,983         61,466       (100,642)
                                             ---------      ---------      ---------

Increase (decrease) in net assets               24,678         96,133        (98,807)
Net assets at beginning of period               24,423        231,464        148,541
                                             ---------      ---------      ---------
Net assets at end of period                  $  49,101      $ 327,597      $  49,734
                                             =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                      0              0              0
     Units redeemed                                  0              0              0
     Units transferred                               0              0              0
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0
Beginning units                                      0              0              0
                                             ---------      ---------      ---------
Ending units                                         0              0              0
                                             =========      =========      =========
Contracts With Total Expenses of 1.55%:
     Units sold                                    372          3,155              0
     Units redeemed                                 (1)        (5,801)          (483)
     Units transferred                           3,229          5,386            637
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding         3,600          2,740            154
Beginning units                                  3,745         22,673          2,796
                                             ---------      ---------      ---------
Ending units                                     7,345         25,413          2,950
                                             =========      =========      =========
Contracts With Total Expenses of 1.70%:
     Units sold                                      0            150              0
     Units redeemed                                  0             (2)             0
     Units transferred                              (1)         4,299        (16,175)
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding            (1)         4,447        (16,175)
Beginning units                                     27          3,173         21,056
                                             ---------      ---------      ---------
Ending units                                        26          7,620          4,881
                                             =========      =========      =========
Contracts With Total Expenses of 1.72%:
     Units sold                                      0              0              0
     Units redeemed                                  0              0              0
     Units transferred                               0              0              0
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0
Beginning units                                      0              0              0
                                             ---------      ---------      ---------
Ending units                                         0              0              0
                                             =========      =========      =========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                                          Nations
                                                            Nations       Marsico
                                           West Coast    High Yield       Focused
                                               Equity          Bond      Equities
                                                 Fund     Portfolio     Portfolio
                                            (Class 2)     (Class B)     (Class B)
                                             --------      --------      --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   (627)     $  1,711      $   (237)

     Net realized gains (losses)                   26           911           217
     Change in net unrealized
       appreciation (depreciation)
       of investments                           6,692          (628)        2,914
                                             --------      --------      --------
         Increase (decrease) in net
           assets from operations               6,091         1,994         2,894
                                             --------      --------      --------

From capital transactions:
     Net proceeds from units sold              19,002        29,313        14,467
     Cost of units redeemed                         0           (44)       (1,903)
     Annuity benefit payments                       0             0             0
     Net transfers                             22,695        (1,868)       12,565
     Contract maintenance charge                   (5)          (35)          (31)
                                             --------      --------      --------
         Increase (decrease) in net
           assets from capital
           transactions                        41,692        27,366        25,098
                                             --------      --------      --------

Increase (decrease) in net assets              47,783        29,360        27,992
Net assets at beginning of period              12,777           216           214
                                             --------      --------      --------
Net assets at end of period                  $ 60,560      $ 29,576      $ 28,206
                                             ========      ========      ========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     0         1,682         1,282
     Units redeemed                                 0            (4)           (5)
     Units transferred                              0          (144)        1,331
                                             --------      --------      --------
Increase (decrease) in units outstanding            0         1,534         2,608
Beginning units                                     0             8            11
                                             --------      --------      --------
Ending units                                        0         1,542         2,619
                                             ========      ========      ========
Contracts With Total Expenses of 1.55%:
     Units sold                                   538             0             0
     Units redeemed                                 0             0             0
     Units transferred                          2,353             0             0
                                             --------      --------      --------
Increase (decrease) in units outstanding        2,891             0             0
Beginning units                                 1,337             0             0
                                             --------      --------      --------
Ending units                                    4,228             0             0
                                             ========      ========      ========
Contracts With Total Expenses of 1.70%:
     Units sold                                 1,536             0             0
     Units redeemed                                 0             0             0
     Units transferred                              7             0             0
                                             --------      --------      --------
Increase (decrease) in units outstanding        1,543             0             0
Beginning units                                    17             0             0
                                             --------      --------      --------
Ending units                                    1,560             0             0
                                             ========      ========      ========
Contracts With Total Expenses of 1.72%:
     Units sold                                     0           492           295
     Units redeemed                                 0            (2)         (187)
     Units transferred                              0            15            (6)
                                             --------      --------      --------
Increase (decrease) in units outstanding            0           505           102
Beginning units                                     0             8            11
                                             --------      --------      --------
Ending units                                        0           513           113
                                             ========      ========      ========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003


                                                   Global                              Growth             Asset
                                                   Growth            Growth            Income        Allocation
                                                     Fund              Fund              Fund         Portfolio
                                                (Class 2)         (Class 2)         (Class 2)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $     (1,357)     $     (4,565)     $      1,179      $    252,035

      Net realized gains (losses)                   5,611            17,848             3,959          (373,766)
      Change in net unrealized
        appreciation (depreciation)
        of investments                             42,903           110,721           156,336         2,469,124
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from operations                 47,157           124,004           161,474         2,347,393
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                230,378           542,221           772,978           136,697
      Cost of units redeemed                      (31,233)          (25,392)          (18,057)       (1,518,256)
      Annuity benefit payments                          0                 0                 0           (11,374)
      Net transfers                                54,848            87,268           139,380           230,864
      Contract maintenance charge                      (1)               (1)               (2)           (4,807)
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from capital
            transactions                          253,992           604,096           894,299        (1,166,876)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets                 301,149           728,100         1,055,773         1,180,517
Net assets at beginning of period                      95                91                94        12,122,947
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $    301,244      $    728,191      $  1,055,867      $ 13,303,464
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   18,523            44,938            64,978             7,517
      Units redeemed                               (2,150)           (1,742)           (1,285)          (84,390)
      Units transferred                             4,265             6,160            10,670             9,199
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding           20,638            49,356            74,363           (67,674)
Beginning units                                         9                 8                 9           715,214
                                             ------------      ------------      ------------      ------------
Ending units                                       20,647            49,364            74,372           647,540
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0               284                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0               284                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0               284                 0                 0
                                             ============      ============      ============      ============

                                                                 Government
                                                  Capital               and                             Natural
                                             Appreciation      Quality Bond            Growth         Resources
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $   (417,647)     $    874,183      $   (136,366)     $    (26,445)

      Net realized gains (losses)              (2,214,020)          840,561        (1,103,539)           99,595
      Change in net unrealized
        appreciation
          (depreciation) of investments         9,881,543        (1,337,662)        4,810,679         1,246,406
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from operations              7,249,876           377,082         3,570,774         1,319,556
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                333,629         2,778,629           223,602            62,048
      Cost of units redeemed                   (3,472,169)       (9,131,274)       (1,499,172)         (406,589)
      Annuity benefit payments                     (3,099)          (11,846)           (2,448)                0
      Net transfers                              (160,619)       (7,895,255)          266,267          (123,282)
      Contract maintenance charge                 (10,781)           (9,001)           (5,839)           (1,203)
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from capital
            transactions                       (3,313,039)      (14,268,747)       (1,017,590)         (469,026)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               3,936,837       (13,891,665)        2,553,184           850,530
Net assets at beginning of period              26,050,264        44,829,134        13,347,034         3,238,456
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 29,987,101      $ 30,937,469      $ 15,900,218      $  4,088,986
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   12,064           167,951            10,881             4,000
      Units redeemed                             (120,009)         (552,196)          (65,799)          (23,312)
      Units transferred                            (9,450)         (475,545)           10,748            (8,673)
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding         (117,395)         (859,790)          (44,170)          (27,985)
Beginning units                                 1,009,913         2,716,283           639,847           211,766
                                             ------------      ------------      ------------      ------------
Ending units                                      892,518         1,856,493           595,677           183,781
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                                                   Government
                                                    Asset           Capital               and
                                               Allocation      Appreciation      Quality Bond
                                                Portfolio         Portfolio         Portfolio
                                                (Class 3)         (Class 3)         (Class 3)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $      1,595     $     (2,778)     $     15,800

      Net realized gains (losses)                       4            2,424             5,490
      Change in net unrealized
        appreciation
          (depreciation) of investments             6,858           57,510           (14,619)
                                             ------------     ------------      ------------
          Increase (decrease) in net
            assets from operations                  8,457           57,156             6,671
                                             ------------     ------------      ------------

From capital transactions:
      Net proceeds from units sold                177,163          448,617           960,032
      Cost of units redeemed                            0          (19,802)          (40,637)
      Annuity benefit payments                          0                0                 0
      Net transfers                                 8,448          296,029           646,394
      Contract maintenance charge                       0               (2)               (9)
                                             ------------     ------------      ------------
          Increase (decrease) in net
            assets from capital
            transactions                          185,611          724,842         1,565,780
                                             ------------     ------------      ------------

Increase (decrease) in net assets                 194,068          781,998         1,572,451
Net assets at beginning of period                      99               93               102
                                             ------------     ------------      ------------
Net assets at end of period                  $    194,167     $    782,091      $  1,572,553
                                             ============     ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                    9,083           14,283            57,708
      Units redeemed                                    0             (595)           (2,452)
      Units transferred                               419            9,322            39,524
                                             ------------     ------------      ------------
Increase (decrease) in units outstanding            9,502           23,010            94,780
Beginning units                                         6                4                 6
                                             ------------     ------------      ------------
Ending units                                        9,508           23,014            94,786
                                             ============     ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0              119                 0
      Units redeemed                                    0                0                 0
      Units transferred                                 0               62                 0
                                             ------------     ------------      ------------
Increase (decrease) in units outstanding                0              181                 0
Beginning units                                         0                0                 0
                                             ------------     ------------      ------------
Ending units                                            0              181                 0
                                             ============     ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                4                 0
      Units redeemed                                    0                0                 0
      Units transferred                                 0                0                 0
                                             ------------     ------------      ------------
Increase (decrease) in units outstanding                0                4                 0
Beginning units                                         0                0                 0
                                             ------------     ------------      ------------
Ending units                                            0                4                 0
                                             ============     ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0               19               380
      Units redeemed                                    0                0                 0
      Units transferred                                 0              105              (380)
                                             ------------     ------------      ------------
Increase (decrease) in units outstanding                0              124                 0
Beginning units                                         0                0                 0
                                             ------------     ------------      ------------
Ending units                                            0              124                 0
                                             ============     ============      ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                                    Natural            Growth        Aggressive
                                                   Growth         Resources        and Income            Growth
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 3)         (Class 3)        (Class VC)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $     (2,227)     $       (126)     $       (181)     $   (127,116)

      Net realized gains (losses)                   4,148               415            10,089        (2,003,625)
      Change in net unrealized
        appreciation (depreciation)
        of investments                             66,793            12,829            74,041         4,037,857
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
          assets from operations                   68,714            13,118            83,949         1,907,116
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                384,325            36,147           407,986           199,146
      Cost of units redeemed                      (37,442)                0           (21,687)         (939,556)
      Annuity benefit payments                          0                 0                 0            (1,411)
      Net transfers                               285,529             9,559           127,561          (377,074)
      Contract maintenance charge                      (2)                0                (1)           (4,820)
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
          assets from capital
          transactions                            632,410            45,706           513,859        (1,123,715)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets                 701,124            58,824           597,808           783,401
Net assets at beginning of period                      95               104                95         8,129,261
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $    701,219      $     58,928      $    597,903      $  8,912,662
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   16,270             2,076            45,537            16,931
      Units redeemed                               (1,409)                0            (2,073)          (83,938)
      Units transferred                            11,481               576            13,161           (40,162)
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding           26,342             2,652            56,625          (107,169)
Beginning units                                         5                 7                12           803,064
                                             ------------      ------------      ------------      ------------
Ending units                                       26,347             2,659            56,637           695,895
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                       56                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                               (56)                0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                 Alliance         Blue Chip              Cash         Corporate
                                                   Growth            Growth        Management              Bond
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $   (508,100)     $    (18,549)     $      5,938      $    596,863

      Net realized gains (losses)              (5,736,475)          (14,026)         (278,751)          154,964
      Change in net unrealized
        appreciation (depreciation)
        of investments                         14,805,047           348,933           106,588           507,447
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
          assets from operations                8,560,472           316,358          (166,225)        1,259,274
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                385,540           201,700         2,355,284           767,052
      Cost of units redeemed                   (4,216,698)         (149,372)      (14,496,935)       (1,790,175)
      Annuity benefit payments                    (51,950)                0            (3,713)           (1,732)
      Net transfers                            (1,707,390)          454,435        (4,030,255)        2,314,127
      Contract maintenance charge                 (19,311)             (469)           (4,412)           (3,019)
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
          assets from capital
          transactions                         (5,609,809)          506,294       (16,180,031)        1,286,253
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               2,950,663           822,652       (16,346,256)        2,545,527
Net assets at beginning of period              39,103,613           919,545        27,666,979        11,381,271
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 42,054,276      $  1,742,197      $ 11,320,723      $ 13,926,798
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   16,190            41,910           181,065            50,423
      Units redeemed                             (176,227)          (28,433)       (1,117,985)         (114,274)
      Units transferred                           (73,963)           90,465          (307,640)          148,399
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding         (234,000)          103,942        (1,244,560)           84,548
Beginning units                                 1,771,359           197,222         2,120,213           769,655
                                             ------------      ------------      ------------      ------------
Ending units                                    1,537,359           301,164           875,653           854,203
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                    Davis
                                                  Venture         "Dogs" of          Emerging
                                                    Value       Wall Street           Markets
                                                Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $   (319,180)     $     33,262      $    (65,858)

      Net realized gains (losses)                (983,525)          (87,515)          278,412
      Change in net unrealized
        appreciation (depreciation)
        of investments                         14,611,394           467,108         1,764,373
                                             ------------      ------------      ------------
        Increase (decrease) in net
          assets from operations               13,308,689           412,855         1,976,927
                                             ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                746,987            38,073           150,494
      Cost of units redeemed                   (6,130,700)         (489,654)         (401,907)
      Annuity benefit payments                    (83,866)           (1,014)           (1,011)
      Net transfers                              (522,670)          297,614          (163,503)
      Contract maintenance charge                 (20,234)             (942)           (1,369)
                                             ------------      ------------      ------------
        Increase (decrease) in net
          assets from capital
          transactions                         (6,010,483)         (155,923)         (417,296)
                                             ------------      ------------      ------------

Increase (decrease) in net assets               7,298,206           256,932         1,559,631
Net assets at beginning of period              47,039,545         2,863,752         3,351,330
                                             ------------      ------------      ------------
Net assets at end of period                  $ 54,337,751      $  3,120,684      $  4,910,961
                                             ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   32,788             4,332            19,230
      Units redeemed                             (258,493)          (52,861)          (56,230)
      Units transferred                           (34,281)           23,425            22,569
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding         (259,986)          (25,104)          (14,431)
Beginning units                                 2,185,704           321,081           560,976
                                             ------------      ------------      ------------
Ending units                                    1,925,718           295,977           546,545
                                             ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                                 0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                                 0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                                 0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                Federated                                               Goldman
                                                 American            Global            Global             Sachs
                                                  Leaders              Bond          Equities          Research
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $      5,589      $    (66,987)     $    (76,019)     $     (8,156)

      Net realized gains (losses)                (305,081)           19,824          (904,308)          (21,862)
      Change in net unrealized
        appreciation (depreciation)
        of investments                          2,436,342           139,307         2,343,111           143,652
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
            assets from operations              2,136,850            92,144         1,362,784           113,634
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                270,384           265,735            68,104             3,293
      Cost of units redeemed                     (944,805)         (609,961)       (1,492,490)          (46,329)
      Annuity benefit payments                     (2,500)           (3,311)             (523)                0
      Net transfers                              (157,846)           42,106           543,939            97,563
      Contract maintenance charge                  (2,748)           (1,163)           (2,714)             (181)
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
            assets from capital
            transactions                         (837,515)         (306,594)         (883,684)           54,346
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               1,299,335          (214,450)          479,100           167,980
Net assets at beginning of period               8,924,710         4,348,421         5,982,669           486,500
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 10,224,045      $  4,133,971      $  6,461,769      $    654,480
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   19,886            16,041             5,236               609
      Units redeemed                              (66,632)          (37,071)         (106,707)           (8,029)
      Units transferred                           (14,114)            2,982            38,114            16,104
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding          (60,860)          (18,048)          (63,357)            8,684
Beginning units                                   689,455           265,801           475,243            95,735
                                             ------------      ------------      ------------      ------------
Ending units                                      628,595           247,753           411,886           104,419
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                                                                  International
                                                  Growth-            Growth        High-Yield       Diversified
                                                   Income     Opportunities              Bond          Equities
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $   (179,038)     $     (9,919)     $    733,968      $    175,677

      Net realized gains (losses)              (2,126,775)            1,518          (287,210)         (491,875)
      Change in net unrealized
        appreciation (depreciation)
        of investments                          9,513,023           211,258         2,679,090         2,414,532
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
            assets from operations              7,207,210           202,857         3,125,848         2,098,334
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                222,446             2,387           712,501            97,972
      Cost of units redeemed                   (3,866,378)          (94,170)       (1,625,812)       (1,434,146)
      Annuity benefit payments                    (33,636)                0              (627)           (1,654)
      Net transfers                                63,355           208,574         2,633,208           468,905
      Contract maintenance charge                 (14,865)             (204)           (3,438)           (2,497)
                                             ------------      ------------      ------------      ------------
        Increase (decrease) in net
            assets from capital
            transactions                       (3,629,078)          116,587         1,715,832          (871,420)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               3,578,132           319,444         4,841,680         1,226,914
Net assets at beginning of period              32,639,759           501,574         9,657,821         5,691,038
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 36,217,891      $    821,018      $ 14,499,501      $  6,917,952
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   10,214               591            52,172            12,786
      Units redeemed                             (170,246)          (21,679)         (120,755)         (186,506)
      Units transferred                            (1,689)           54,775           200,353           124,023
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding         (161,721)           33,687           131,770           (49,697)
Beginning units                                 1,565,450           145,691           832,552           792,414
                                             ------------      ------------      ------------      ------------
Ending units                                    1,403,729           179,378           964,322           742,717
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                                        MFS
                                            International     Massachusetts               MFS
                                                   Growth         Investors           Mid-Cap
                                                 & Income             Trust            Growth
                                                Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $    (14,594)     $    (60,017)     $    (83,677)

      Net realized gains (losses)                 (60,946)         (539,882)         (779,601)
      Change in net unrealized
        appreciation (depreciation)
        of investments                          2,355,013         2,297,789         2,499,485
                                             ------------      ------------      ------------
        Increase (decrease) in net
            assets from operations              2,279,473         1,697,890         1,636,207
                                             ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                 40,385           110,753            78,484
      Cost of units redeemed                   (1,323,931)       (1,175,590)         (536,624)
      Annuity benefit payments                       (638)             (916)                0
      Net transfers                               175,831           561,314           991,700
      Contract maintenance charge                  (2,449)           (3,553)           (3,081)
                                             ------------      ------------      ------------
        Increase (decrease) in net
            assets from capital
            transactions                       (1,110,802)         (507,992)          530,479
                                             ------------      ------------      ------------

Increase (decrease) in net assets               1,168,671         1,189,898         2,166,686
Net assets at beginning of period               5,867,467         8,484,530         4,653,371
                                             ------------      ------------      ------------
Net assets at end of period                  $  7,036,138      $  9,674,428      $  6,820,057
                                             ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                    4,256             7,372            10,238
      Units redeemed                             (144,338)          (72,138)          (65,564)
      Units transferred                            62,326            33,525           111,513
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding          (77,756)          (31,241)           56,187
Beginning units                                   701,797           567,941           666,404
                                             ------------      ------------      ------------
Ending units                                      624,041           536,700           722,591
                                             ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                                 0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                                 0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                                 0                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                                     Putnam
                                                      MFS           Growth:              Real        SunAmerica
                                             Total Return           Voyager            Estate          Balanced
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $    517,296      $   (126,722)     $     62,118      $     95,791

      Net realized gains (losses)                 (35,053)         (962,489)          119,394          (621,641)
      Change in net unrealized
        appreciation (depreciation)
        of investments                          2,121,272         3,107,332         1,176,869         2,137,364
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from operations              2,603,515         2,018,121         1,358,381         1,611,514
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                218,218            58,856            24,438           254,176
      Cost of units redeemed                   (2,353,807)         (780,317)         (467,323)       (1,415,735)
      Annuity benefit payments                     (2,556)              (90)             (463)           (7,740)
      Net transfers                             1,469,367          (304,853)          963,600           290,690
      Contract maintenance charge                  (6,411)           (6,107)           (1,716)           (6,334)
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from capital
            transactions                         (675,189)       (1,032,511)          518,536          (884,943)
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets               1,928,326           985,610         1,876,917           726,571
Net assets at beginning of period              17,966,421         9,779,310         3,608,508        12,707,426
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $ 19,894,747      $ 10,764,920      $  5,485,425      $ 13,433,997
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   10,471             4,074             1,877            19,354
      Units redeemed                             (111,833)          (52,449)          (32,968)         (107,461)
      Units transferred                            67,135           (21,592)           67,125            19,261
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding          (34,227)          (69,967)           36,034           (68,846)
Beginning units                                   903,191           707,074           304,254         1,013,190
                                             ------------      ------------      ------------      ------------
Ending units                                      868,964           637,107           340,288           944,344
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                                    Telecom         Worldwide        Aggressive
                                               Technology           Utility       High Income            Growth
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                (Class 1)         (Class 1)         (Class 1)         (Class 3)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $     (9,996)     $    106,144      $    297,736      $       (170)

      Net realized gains (losses)                 (44,495)         (406,537)         (167,529)                1
      Change in net unrealized
        appreciation (depreciation)
        of investments                            279,986           658,523           814,752             1,778
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from operations                225,495           358,130           944,959             1,609
                                             ------------      ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                  9,805             6,171           152,322            44,393
      Cost of units redeemed                      (18,339)         (276,556)       (1,024,218)                0
      Annuity benefit payments                          0                 0              (231)                0
      Net transfers                               557,612          (212,524)          318,894             1,911
      Contract maintenance charge                    (228)           (1,130)           (1,804)                0
                                             ------------      ------------      ------------      ------------
          Increase (decrease) in net
            assets from capital
            transactions                          548,850          (484,039)         (555,037)           46,304
                                             ------------      ------------      ------------      ------------

Increase (decrease) in net assets                 774,345          (125,909)          389,922            47,913
Net assets at beginning of period                 343,634         2,539,689         4,333,598                95
                                             ------------      ------------      ------------      ------------
Net assets at end of period                  $  1,117,979      $  2,413,780      $  4,723,520      $     48,008
                                             ============      ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                    4,942               711            10,066             3,607
      Units redeemed                               (8,741)          (30,968)          (64,017)                0
      Units transferred                           241,469           (24,874)           16,492               158
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding          237,670           (55,131)          (37,459)            3,765
Beginning units                                   199,441           294,108           308,909                 9
                                             ------------      ------------      ------------      ------------
Ending units                                      437,111           238,977           271,450             3,774
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                        0                 0                 0                 0
      Units redeemed                                    0                 0                 0                 0
      Units transferred                                 0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0                 0
Beginning units                                         0                 0                 0                 0
                                             ------------      ------------      ------------      ------------
Ending units                                            0                 0                 0                 0
                                             ============      ============      ============      ============

                                                 Alliance         Blue Chip              Cash
                                                   Growth            Growth        Management
                                                Portfolio         Portfolio         Portfolio
                                                (Class 3)         (Class 3)         (Class 3)
                                             ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $     (3,976)     $       (613)     $      2,992

      Net realized gains (losses)                   5,716             1,793            (3,376)
      Change in net unrealized
        appreciation (depreciation)
        of investments                             72,855            11,695            (2,289)
                                             ------------      ------------      ------------
          Increase (decrease) in net
            assets from operations                 74,595            12,875            (2,673)
                                             ------------      ------------      ------------

From capital transactions:
      Net proceeds from units sold                510,312            69,238         1,196,747
      Cost of units redeemed                      (31,816)             (433)          (42,079)
      Annuity benefit payments                          0                 0                 0
      Net transfers                               240,925            68,833          (604,524)
      Contract maintenance charge                     (18)                0                (5)
                                             ------------      ------------      ------------
          Increase (decrease) in net
            assets from capital
            transactions                          719,403           137,638           550,139
                                             ------------      ------------      ------------

Increase (decrease) in net assets                 793,998           150,513           547,466
Net assets at beginning of period                      93                93               167
                                             ------------      ------------      ------------
Net assets at end of period                  $    794,091      $    150,606      $    547,633
                                             ============      ============      ============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   20,947            13,634            92,385
      Units redeemed                               (1,189)              (83)           (3,188)
      Units transferred                             8,370            12,535           (46,685)
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding           28,128            26,086            42,512
Beginning units                                         4                20                13
                                             ------------      ------------      ------------
Ending units                                       28,132            26,106            42,525
                                             ============      ============      ============
Contracts With Total Expenses of 1.55%:
      Units sold                                      191                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                                 7                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding              198                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                          198                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.70%:
      Units sold                                        5                 0                 0
      Units redeemed                                    0                 0                 0
      Units transferred                               950                 0                 0
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding              955                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                          955                 0                 0
                                             ============      ============      ============
Contracts With Total Expenses of 1.72%:
      Units sold                                       30                 0               233
      Units redeemed                                    0                 0                 0
      Units transferred                               (30)                0              (233)
                                             ------------      ------------      ------------
Increase (decrease) in units outstanding                0                 0                 0
Beginning units                                         0                 0                 0
                                             ------------      ------------      ------------
Ending units                                            0                 0                 0
                                             ============      ============      ============


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                               Corporate            Davis        "Dogs" of         Emerging
                                                    Bond    Venture Value      Wall Street          Markets
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $     7,077      $    (1,626)     $     1,151      $      (392)

      Net realized gains (losses)                  1,801            8,688               71              168
      Change in net unrealized
        appreciation (depreciation)
        of investments                               782          151,893           28,298           14,252
                                             -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets from operations                 9,660          158,955           29,520           14,028
                                             -----------      -----------      -----------      -----------

From capital transactions:
      Net proceeds from units sold               144,814          692,325          180,985           32,208
      Cost of units redeemed                     (11,610)         (36,925)            (881)          (1,000)
      Annuity benefit payments                         0                0                0                0
      Net transfers                               86,276          427,213           16,724           29,210
      Contract maintenance charge                     (1)              (3)               0               (1)
                                             -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets from capital
            transactions                         219,479        1,082,610          196,828           60,417
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                229,139        1,241,565          226,348           74,445
Net assets at beginning of period                    103               97               98               96
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $   229,242      $ 1,241,662      $   226,446      $    74,541
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   9,455           28,686           19,860            4,492
      Units redeemed                                (716)          (1,330)             (84)            (121)
      Units transferred                            5,428           16,728            1,780            3,956
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          14,167           44,084           21,556            8,327
Beginning units                                        7                5               11               16
                                             -----------      -----------      -----------      -----------
Ending units                                      14,174           44,089           21,567            8,343
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
      Units sold                                       0                0                0                0
      Units redeemed                                   0                0                0                0
      Units transferred                                0                0                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
      Units sold                                       0                0                0                0
      Units redeemed                                   0                0                0                0
      Units transferred                                0                0                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
      Units sold                                       0               62                0                0
      Units redeemed                                   0                0                0                0
      Units transferred                                0               86                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0              148                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0              148                0                0
                                             ===========      ===========      ===========      ===========

                                               Federated
                                                American          Foreign           Global           Global
                                                 Leaders            Value             Bond         Equities
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $       772      $    (2,945)     $      (292)     $       (48)

      Net realized gains (losses)                  7,907            9,250                1               (2)
      Change in net unrealized
        appreciation (depreciation)
        of investments                            41,422           88,966              244              909
                                             -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets from operations                50,101           95,271              (47)             859
                                             -----------      -----------      -----------      -----------

From capital transactions:
      Net proceeds from units sold               181,423          450,197           19,649            6,054
      Cost of units redeemed                     (19,722)         (27,946)               0                0
      Annuity benefit payments                         0                0                0                0
      Net transfers                               83,109          265,862          134,145            9,521
      Contract maintenance charge                     (1)              (3)               0                0
                                             -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets from capital
            transactions                         244,809          688,110          153,794           15,575
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                294,910          783,381          153,747           16,434
Net assets at beginning of period                     97               95              102               96
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $   295,007      $   783,476      $   153,849      $    16,530
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                  13,557           41,301            1,164              217
      Units redeemed                              (1,226)          (2,286)               0                0
      Units transferred                            5,889           23,837            8,091              612
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding          18,220           62,852            9,255              829
Beginning units                                        8               10                6                8
                                             -----------      -----------      -----------      -----------
Ending units                                      18,228           62,862            9,261              837
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
      Units sold                                       0                0                0              170
      Units redeemed                                   0                0                0                0
      Units transferred                                0                0                0                3
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0              173
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0              173
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
      Units sold                                       0                0                0               49
      Units redeemed                                   0                0                0                0
      Units transferred                                0                0                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0               49
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0               49
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
      Units sold                                       0              121                0                0
      Units redeemed                                   0                0                0                0
      Units transferred                                0             (121)               0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========

                                                 Goldman
                                                   Sachs          Growth-           Growth
                                                Research           Income    Opportunities
                                               Portfolio        Portfolio        Portfolio
                                               (Class 3)        (Class 3)        (Class 3)
                                             -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $      (182)     $       (44)     $      (247)

      Net realized gains (losses)                    186            1,055               78
      Change in net unrealized
        appreciation (depreciation)
        of investments                             3,590            4,550            4,070
                                             -----------      -----------      -----------
          Increase (decrease) in net
            assets from operations                 3,594            5,561            3,901
                                             -----------      -----------      -----------

From capital transactions:
      Net proceeds from units sold                27,815           83,912           15,703
      Cost of units redeemed                           0          (21,518)          (1,000)
      Annuity benefit payments                         0                0                0
      Net transfers                                8,164           27,069           35,069
      Contract maintenance charge                      0               (1)              (1)
                                             -----------      -----------      -----------
          Increase (decrease) in net
            assets from capital
            transactions                          35,979           89,462           49,771
                                             -----------      -----------      -----------

Increase (decrease) in net assets                 39,573           95,023           53,672
Net assets at beginning of period                     94               96               91
                                             -----------      -----------      -----------
Net assets at end of period                  $    39,667      $    95,119      $    53,763
                                             ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   4,807            3,460            3,632
      Units redeemed                                   0             (839)            (222)
      Units transferred                            1,548            1,081            8,363
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding           6,355            3,702           11,773
Beginning units                                       19                5               26
                                             -----------      -----------      -----------
Ending units                                       6,374            3,707           11,799
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
      Units sold                                       0                0                0
      Units redeemed                                   0                0                0
      Units transferred                                0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
      Units sold                                       0                0                0
      Units redeemed                                   0                0                0
      Units transferred                                0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
      Units sold                                       0                0                0
      Units redeemed                                   0                0                0
      Units transferred                                0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                        International  International
                                            High-Yield    Diversified         Growth        Marsico
                                                  Bond       Equities       & Income         Growth
                                             Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                             ---------      ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $   2,157      $   8,838      $     649      $    (244)

      Net realized gains (losses)                   62          1,034          1,808              0
      Change in net unrealized
        appreciation (depreciation)
        of investments                           4,268         58,927         22,019          3,874
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from operations               6,487         68,799         24,476          3,630
                                             ---------      ---------      ---------      ---------

From capital transactions:
      Net proceeds from units sold              78,450        350,873         36,620         63,829
      Cost of units redeemed                    (1,000)        (8,660)        (1,576)             0
      Annuity benefit payments                       0              0              0              0
      Net transfers                             92,226        150,156        167,260          8,718
      Contract maintenance charge                   (1)            (1)            (4)             0
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from capital
            transactions                       169,675        492,368        202,300         72,547
                                             ---------      ---------      ---------      ---------

Increase (decrease) in net assets              176,162        561,167        226,776         76,177
Net assets at beginning of period                  101             99             98             95
                                             ---------      ---------      ---------      ---------
Net assets at end of period                  $ 176,263      $ 561,266      $ 226,874      $  76,272
                                             =========      =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                 5,436         43,170          3,688          7,011
      Units redeemed                               (69)          (959)          (153)             0
      Units transferred                          6,392         18,214         16,701          1,002
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding        11,759         60,425         20,236          8,013
Beginning units                                      9             14             12             13
                                             ---------      ---------      ---------      ---------
Ending units                                    11,768         60,439         20,248          8,026
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.55%:
      Units sold                                     0              0              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.70%:
      Units sold                                     0              0              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.72%:
      Units sold                                     0              0            156              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0              0           (156)             0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========

                                                   MFS
                                         Massachusetts            MFS                        Putnam
                                             Investors        Mid-Cap      MFS Total        Growth:
                                                 Trust         Growth         Return        Voyager
                                             Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                             ---------      ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $    (163)     $  (2,577)     $   9,478      $      (9)

      Net realized gains (losses)                  596          5,522          1,265             (1)
      Change in net unrealized
        appreciation (depreciation)
        of investments                          13,697         47,556         17,465            228
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from operations              14,130         50,501         28,208            218
                                             ---------      ---------      ---------      ---------

From capital transactions:
      Net proceeds from units sold             116,220        336,849        249,738              0
      Cost of units redeemed                    (1,369)       (44,700)        (1,694)             0
      Annuity benefit payments                       0              0              0              0
      Net transfers                            109,994        198,499        164,443          5,520
      Contract maintenance charge                   (2)            (2)             0              0
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from capital
            transactions                       224,843        490,646        412,487          5,520
                                             ---------      ---------      ---------      ---------

Increase (decrease) in net assets              238,973        541,147        440,695          5,738
Net assets at beginning of period                   95             94             98             94
                                             ---------      ---------      ---------      ---------
Net assets at end of period                  $ 239,068      $ 541,241      $ 440,793      $   5,832
                                             =========      =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                 6,868         39,427         11,736              0
      Units redeemed                               (81)        (4,767)           (74)             0
      Units transferred                          6,511         22,534          7,485            340
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding        13,298         57,194         19,147            340
Beginning units                                      6             14              5              7
                                             ---------      ---------      ---------      ---------
Ending units                                    13,304         57,208         19,152            347
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.55%:
      Units sold                                     0             15              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0            237              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0            252              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0            252              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.70%:
      Units sold                                     0            150              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0             15              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0            165              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0            165              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.72%:
      Units sold                                    58             66              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                            (58)           (66)           183              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0            183              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0            183              0
                                             =========      =========      =========      =========

                                                  Real    Small & Mid     SunAmerica
                                                Estate      Cap Value       Balanced
                                             Portfolio      Portfolio      Portfolio
                                             (Class 3)      (Class 3)      (Class 3)
                                             ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $     397     $  (3,509)     $     408

      Net realized gains (losses)                   85        13,700              7
      Change in net unrealized
        appreciation (depreciation)
        of investments                           6,099        88,341          3,963
                                             ---------      ---------      ---------
          Increase (decrease) in net
            assets from operations               6,581        98,532          4,378
                                             ---------      ---------      ---------

From capital transactions:
      Net proceeds from units sold              56,390       372,001         37,612
      Cost of units redeemed                         0       (38,325)             0
      Annuity benefit payments                       0             0              0
      Net transfers                             22,492       132,448         76,521
      Contract maintenance charge                    0           (12)             0
                                             ---------      ---------      ---------
          Increase (decrease) in net
            assets from capital
            transactions                        78,882       466,112        114,133
                                             ---------      ---------      ---------

Increase (decrease) in net assets               85,463       564,644        118,511
Net assets at beginning of period                  101            97             97
                                             ---------      ---------      ---------
Net assets at end of period                  $  85,564     $ 564,741      $ 118,608
                                             =========     =========      =========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                 3,819        33,141          2,790
      Units redeemed                                 0        (2,840)             0
      Units transferred                          1,503        11,249          5,585
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding         5,322        41,550          8,375
Beginning units                                      9            10              8
                                             ---------      ---------      ---------
Ending units                                     5,331        41,560          8,383
                                             =========     =========      =========
Contracts With Total Expenses of 1.55%:
      Units sold                                     0             0              0
      Units redeemed                                 0             0              0
      Units transferred                              0             0              0
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding             0             0              0
Beginning units                                      0             0              0
                                             ---------      ---------      ---------
Ending units                                         0             0              0
                                             =========     =========      =========
Contracts With Total Expenses of 1.70%:
      Units sold                                     0             0              0
      Units redeemed                                 0             0              0
      Units transferred                              0             0              0
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding             0             0              0
Beginning units                                      0             0              0
                                             ---------      ---------      ---------
Ending units                                         0             0              0
                                             =========     =========      =========
Contracts With Total Expenses of 1.72%:
      Units sold                                     0             0              0
      Units redeemed                                 0             0              0
      Units transferred                              0             0              0
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding             0             0              0
Beginning units                                      0             0              0
                                             ---------      ---------      ---------
Ending units                                         0             0              0
                                             =========     =========      =========


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                                  Telecom        Worldwide
                                              Technology          Utility      High Income       Comstock
                                               Portfolio        Portfolio        Portfolio      Portfolio
                                               (Class 3)        (Class 3)        (Class 3)     (Class II)
                                             -----------      -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $      (597)     $       514     $       122     $      (833)

      Net realized gains (losses)                  1,788                0              20           3,576
      Change in net unrealized
        appreciation (depreciation)
        of investments                            10,681              334              99          22,682
                                             -----------      -----------     -----------     -----------
          Increase (decrease) in net
            assets from operations                11,872              848             241          25,425
                                             -----------      -----------     -----------     -----------

From capital transactions:
      Net proceeds from units sold                54,924            9,779           2,345         237,538
      Cost of units redeemed                           0                0               0         (38,073)
      Annuity benefit payments                         0                0               0               0
      Net transfers                               52,847            3,793          12,497          57,227
      Contract maintenance charge                      0                0               0              (1)
                                             -----------      -----------     -----------     -----------
          Increase (decrease) in net
            assets from capital
            transactions                         107,771           13,572          14,842         256,691
                                             -----------      -----------     -----------     -----------

Increase (decrease) in net assets                119,643           14,420          15,083         282,116
Net assets at beginning of period                     84              102             101              96
                                             -----------      -----------     -----------     -----------
Net assets at end of period                  $   119,727      $    14,522     $    15,184     $   282,212
                                             ===========      ===========     ===========     ===========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                  23,390            1,054             139          24,295
      Units redeemed                                   0                0               0          (3,637)
      Units transferred                           14,622              377             729           5,333
                                             -----------      -----------     -----------     -----------
Increase (decrease) in units outstanding          38,012            1,431             868          25,991
Beginning units                                       49               12               7              12
                                             -----------      -----------     -----------     -----------
Ending units                                      38,061            1,443             875          26,003
                                             ===========      ===========     ===========     ===========
Contracts With Total Expenses of 1.55%:
      Units sold                                     738                0               0             428
      Units redeemed                                   0                0               0               0
      Units transferred                            8,192                0               0              12
                                             -----------      -----------     -----------     -----------
Increase (decrease) in units outstanding           8,930                0               0             440
Beginning units                                        0                0               0               0
                                             -----------      -----------     -----------     -----------
Ending units                                       8,930                0               0             440
                                             ===========      ===========     ===========     ===========
Contracts With Total Expenses of 1.70%:
      Units sold                                      58                0               0              13
      Units redeemed                                   0                0               0               0
      Units transferred                                0                0               0              16
                                             -----------      -----------     -----------     -----------
Increase (decrease) in units outstanding              58                0               0              29
Beginning units                                        0                0               0               0
                                             -----------      -----------     -----------     -----------
Ending units                                          58                0               0              29
                                             ===========      ===========     ===========     ===========
Contracts With Total Expenses of 1.72%:
      Units sold                                       0                0               0               0
      Units redeemed                                   0                0               0               0
      Units transferred                                0                0               0             396
                                             -----------      -----------     -----------     -----------
Increase (decrease) in units outstanding               0                0               0             396
Beginning units                                        0                0               0               0
                                             -----------      -----------     -----------     -----------
Ending units                                           0                0               0             396
                                             ===========      ===========     ===========     ===========

                                                Emerging       Growth and                      Conservative
                                                  Growth           Income         Balanced         Balanced
                                               Portfolio        Portfolio        Portfolio        Portfolio
                                              (Class II)       (Class II)     (Class 2)(1)     (Class 2)(1)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $      (192)     $    (2,560)     $    (1,406)     $      (360)

      Net realized gains (losses)                     (5)           3,944            2,387                2
      Change in net unrealized
        appreciation (depreciation)
        of investments                             3,048           72,576          237,963            5,207
                                             -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets from operations                 2,851           73,960          238,944            4,849
                                             -----------      -----------      -----------      -----------

From capital transactions:
      Net proceeds from units sold                53,789          517,961        1,904,395          148,788
      Cost of units redeemed                           0          (35,520)         (18,879)               0
      Annuity benefit payments                         0                0                0                0
      Net transfers                               25,287          262,941          769,454            2,073
      Contract maintenance charge                      0               (3)             (26)               0
                                             -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets from capital
            transactions                          79,076          745,379        2,654,944          150,861
                                             -----------      -----------      -----------      -----------

Increase (decrease) in net assets                 81,927          819,339        2,893,888          155,710
Net assets at beginning of period                     93               98                0                0
                                             -----------      -----------      -----------      -----------
Net assets at end of period                  $    82,020      $   819,437      $ 2,893,888      $   155,710
                                             ===========      ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                   6,381           51,208                0                0
      Units redeemed                                   0           (3,251)               0                0
      Units transferred                            2,974           26,144                0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding           9,355           74,101                0                0
Beginning units                                       13               11                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                       9,368           74,112                0                0
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
      Units sold                                       0                0          172,268           24,559
      Units redeemed                                   0                0             (970)               0
      Units transferred                                0                0           92,676              349
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0          263,974           24,908
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0          263,974           24,908
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
      Units sold                                       0                0           84,559              450
      Units redeemed                                   0                0           (1,503)               0
      Units transferred                                0                0            7,972                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0           91,028              450
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0           91,028              450
                                             ===========      ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
      Units sold                                       0              176                0                0
      Units redeemed                                   0                0                0                0
      Units transferred                                0             (176)               0                0
                                             -----------      -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0                0
Beginning units                                        0                0                0                0
                                             -----------      -----------      -----------      -----------
Ending units                                           0                0                0                0
                                             ===========      ===========      ===========      ===========

                                            Conservative                          Flexible
                                                  Growth    Equity Income           Income
                                               Portfolio             Fund        Portfolio
                                            (Class 2)(1)     (Class 2)(1)     (Class 2)(1)
                                             -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $    (2,141)     $      (348)     $     4,350

      Net realized gains (losses)                    291                9               31
      Change in net unrealized
        appreciation (depreciation)
        of investments                            98,549           10,476           31,971
                                             -----------      -----------      -----------
          Increase (decrease) in net
            assets from operations                96,699           10,137           36,352
                                             -----------      -----------      -----------

From capital transactions:
      Net proceeds from units sold               743,274            9,922          411,086
      Cost of units redeemed                      (5,766)               0           (8,284)
      Annuity benefit payments                         0                0                0
      Net transfers                              247,638          134,635          295,310
      Contract maintenance charge                      0                0                0
                                             -----------      -----------      -----------
          Increase (decrease) in net
            assets from capital
            transactions                         985,146          144,557          698,112
                                             -----------      -----------      -----------
Increase (decrease) in net assets              1,081,845          154,694          734,464
Net assets at beginning of period                      0                0                0
                                             -----------      -----------      -----------
Net assets at end of period                  $ 1,081,845      $   154,694      $   734,464
                                             ===========      ===========      ===========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                       0                0                0
      Units redeemed                                   0                0                0
      Units transferred                                0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.55%:
      Units sold                                  81,912            1,393           57,209
      Units redeemed                                (449)               0           (1,146)
      Units transferred                           26,414           16,873           42,068
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding         107,877           18,266           98,131
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                     107,877           18,266           98,131
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.70%:
      Units sold                                  16,340              196            2,689
      Units redeemed                                (323)               0              (11)
      Units transferred                            5,945            3,660                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding          21,962            3,856            2,678
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                      21,962            3,856            2,678
                                             ===========      ===========      ===========
Contracts With Total Expenses of 1.72%:
      Units sold                                       0                0                0
      Units redeemed                                   0                0                0
      Units transferred                                0                0                0
                                             -----------      -----------      -----------
Increase (decrease) in units outstanding               0                0                0
Beginning units                                        0                0                0
                                             -----------      -----------      -----------
Ending units                                           0                0                0
                                             ===========      ===========      ===========

----------

(1)   For the period from February 11, 2003 (inception) to December 31, 2003.


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)


                                                               Growth                 International
                                                Growth       & Income         Income         Growth
                                                  Fund           Fund           Fund           Fund
                                          (Class 2)(1)   (Class 2)(1)   (Class 2)(1)   (Class 2)(1)
                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $    (175)     $     (46)     $    (718)     $     (36)

      Net realized gains (losses)                    4             (1)           107             (1)
      Change in net unrealized
        appreciation (depreciation)
        of investments                           3,024          1,561          6,691          1,486
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from operations               2,853          1,514          6,080          1,449
                                             ---------      ---------      ---------      ---------

From capital transactions:
      Net proceeds from units sold               4,557          1,197        103,772            198
      Cost of units redeemed                         0              0           (800)             0
      Annuity benefit payments                       0              0              0              0
      Net transfers                             50,962         22,418         59,743         18,521
      Contract maintenance charge                    0              0              0              0
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from capital
            transactions                        55,519         23,615        162,715         18,719
                                             ---------      ---------      ---------      ---------

Increase (decrease) in net assets               58,372         25,129        168,795         20,168
Net assets at beginning of period                    0              0              0              0
                                             ---------      ---------      ---------      ---------
Net assets at end of period                  $  58,372      $  25,129      $ 168,795      $  20,168
                                             =========      =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                     0              0              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.55%:
      Units sold                                   654             22         16,343             28
      Units redeemed                                 0              0           (122)             0
      Units transferred                              0          4,071          1,280          3,960
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding           654          4,093         17,501          3,988
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                       654          4,093         17,501          3,988
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.70%:
      Units sold                                   218            230             16             28
      Units redeemed                                 0              0              0              0
      Units transferred                          8,648              6          7,797              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding         8,866            236          7,813             28
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                     8,866            236          7,813             28
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.72%:
      Units sold                                     0              0              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========

                                                   Mid          Money                    Short Term
                                             Cap Stock         Market           REIT         Income
                                                  Fund           Fund           Fund           Fund
                                          (Class 2)(1)  (Class 2)(1)*  (Class 2)(2)*   (Class 2)(1)
                                          ------------  -------------  -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $    (102)     $      (3)     $      (9)     $     (76)

      Net realized gains (losses)                    1              0            323             (1)
      Change in net unrealized
        appreciation (depreciation)
        of investments                           2,379              0             22            276
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from operations               2,278             (3)           336            199
                                             ---------      ---------      ---------      ---------

From capital transactions:
      Net proceeds from units sold               7,410            242              0          5,297
      Cost of units redeemed                         0              0              0              0
      Annuity benefit payments                       0              0              0              0
      Net transfers                             22,034           (100)          (106)        16,019
      Contract maintenance charge                    0              0              0              0
                                             ---------      ---------      ---------      ---------
          Increase (decrease) in net
            assets from capital
            transactions                        29,444            142           (106)        21,316
                                             ---------      ---------      ---------      ---------

Increase (decrease) in net assets               31,722            139            230         21,515
Net assets at beginning of period                    0              0              0              0
                                             ---------      ---------      ---------      ---------
Net assets at end of period                  $  31,722      $     139      $     230      $  21,515
                                             =========      =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                     0              0              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.55%:
      Units sold                                 1,144             21              0            822
      Units redeemed                                 0              0              0              0
      Units transferred                          3,156             (8)            10          2,520
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding         4,300             13             10          3,342
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                     4,300             13             10          3,342
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.70%:
      Units sold                                    18             21              0             16
      Units redeemed                                 0              0              0              0
      Units transferred                              0             (9)            10              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding            18             12             10             16
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                        18             12             10             16
                                             =========      =========      =========      =========
Contracts With Total Expenses of 1.72%:
      Units sold                                     0              0              0              0
      Units redeemed                                 0              0              0              0
      Units transferred                              0              0              0              0
                                             ---------      ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0              0
Beginning units                                      0              0              0              0
                                             ---------      ---------      ---------      ---------
Ending units                                         0              0              0              0
                                             =========      =========      =========      =========

                                                                                U.S.
                                                 Small      Strategic     Government
                                            Cap Growth         Growth     Securities
                                                  Fund      Portfolio           Fund
                                          (Class 2)(1)   (Class 2)(1)   (Class 2)(1)
                                          ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)           $     (61)     $    (444)     $   4,515

      Net realized gains (losses)                    1             17           (232)
      Change in net unrealized
        appreciation (depreciation)
        of investments                           2,686         32,684         (4,332)
                                             ---------      ---------      ---------
          Increase (decrease) in net
            assets from operations               2,626         32,257            (49)
                                             ---------      ---------      ---------

From capital transactions:
      Net proceeds from units sold               1,897        104,882        113,565
      Cost of units redeemed                         0              0           (800)
      Annuity benefit payments                       0              0              0
      Net transfers                             19,900         94,325         35,825
      Contract maintenance charge                    0              0              0
                                             ---------      ---------      ---------
          Increase (decrease) in net
            assets from capital
            transactions                        21,797        199,207        148,590
                                             ---------      ---------      ---------

Increase (decrease) in net assets               24,423        231,464        148,541
Net assets at beginning of period                    0              0              0
                                             ---------      ---------      ---------
Net assets at end of period                  $  24,423      $ 231,464      $ 148,541
                                             =========      =========      =========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                     0              0              0
      Units redeemed                                 0              0              0
      Units transferred                              0              0              0
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0
Beginning units                                      0              0              0
                                             ---------      ---------      ---------
Ending units                                         0              0              0
                                             =========      =========      =========
Contracts With Total Expenses of 1.55%:
      Units sold                                   372         14,315          1,282
      Units redeemed                                 0              0           (129)
      Units transferred                          3,373          8,358          1,643
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding         3,745         22,673          2,796
Beginning units                                      0              0              0
                                             ---------      ---------      ---------
Ending units                                     3,745         22,673          2,796
                                             =========      =========      =========
Contracts With Total Expenses of 1.70%:
      Units sold                                    27             15         16,884
      Units redeemed                                 0              0              0
      Units transferred                              0          3,158          4,172
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding            27          3,173         21,056
Beginning units                                      0              0              0
                                             ---------      ---------      ---------
Ending units                                        27          3,173         21,056
                                             =========      =========      =========
Contracts With Total Expenses of 1.72%:
      Units sold                                     0              0              0
      Units redeemed                                 0              0              0
      Units transferred                              0              0              0
                                             ---------      ---------      ---------
Increase (decrease) in units outstanding             0              0              0
Beginning units                                      0              0              0
                                             ---------      ---------      ---------
Ending units                                         0              0              0
                                             =========      =========      =========


----------

(1)   For the period from February 11, 2003 (inception) to December 31, 2003.

(2)   For the period from October 1, 2003 (inception) to December 31, 2003.

* Increase (decrease) relates to net assets retained in FS Variable Separate Account by First SunAmerica Life Insurance Company.


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                                                        Nations
                                                                      Nations           Marsico
                                                West Coast         High Yield           Focused
                                                    Equity               Bond          Equities
                                                      Fund          Portfolio         Portfolio
                                              (Class 2)(1)      (Class B)(1)*     (Class B)(1)*
                                              ------------      -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)                $    (17)          $     12          $      0

      Net realized gains (losses)                       (2)                 0                 0
      Change in net unrealized
        appreciation (depreciation)
        of investments                                 711                  3                17
                                                  --------           --------          --------
          Increase (decrease) in net
            assets from operations                     692                 15                17
                                                  --------           --------          --------

From capital transactions:
      Net proceeds from units sold                     193                201               197
      Cost of units redeemed                             0                  0                 0
      Annuity benefit payments                           0                  0                 0
      Net transfers                                 11,892                  0                 0
      Contract maintenance charge                        0                  0                 0
                                                  --------           --------          --------
          Increase (decrease) in net
            assets from capital
            transactions                            12,085                201               197
                                                  --------           --------          --------

Increase (decrease) in net assets                   12,777                216               214
Net assets at beginning of period                        0                  0                 0
                                                  --------           --------          --------
Net assets at end of period                       $ 12,777           $    216          $    214
                                                  ========           ========          ========

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                         0                  8                11
      Units redeemed                                     0                  0                 0
      Units transferred                                  0                  0                 0
                                                  --------           --------          --------
Increase (decrease) in units outstanding                 0                  8                11
Beginning units                                          0                  0                 0
                                                  --------           --------          --------
Ending units                                             0                  8                11
                                                  ========           ========          ========
Contracts With Total Expenses of 1.55%:
      Units sold                                        15                  0                 0
      Units redeemed                                     0                  0                 0
      Units transferred                              1,322                  0                 0
                                                  --------           --------          --------
Increase (decrease) in units outstanding             1,337                  0                 0
Beginning units                                          0                  0                 0
                                                  --------           --------          --------
Ending units                                         1,337                  0                 0
                                                  ========           ========          ========
Contracts With Total Expenses of 1.70%:
      Units sold                                        15                  0                 0
      Units redeemed                                     0                  0                 0
      Units transferred                                  2                  0                 0
                                                  --------           --------          --------
Increase (decrease) in units outstanding                17                  0                 0
Beginning units                                          0                  0                 0
                                                  --------           --------          --------
Ending units                                            17                  0                 0
                                                  ========           ========          ========
Contracts With Total Expenses of 1.72%:
      Units sold                                         0                  8                11
      Units redeemed                                     0                  0                 0
      Units transferred                                  0                  0                 0
                                                  --------           --------          --------
Increase (decrease) in units outstanding                 0                  8                11
Beginning units                                          0                  0                 0
                                                  --------           --------          --------
Ending units                                             0                  8                11
                                                  ========           ========          ========

----------

(1)   For the period from February 11, 2003 (inception) to December 31, 2003.

* Increase (decrease) relates to net assets retained in FS Variable Separate Account by First SunAmerica Life Insurance Company.


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1.    ORGANIZATION
      ------------

      FS Variable Separate Account of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account offers the following variable annuity products: FSA Polaris, FSA Advisor, FSA Polaris II, FSA WM Diversified Strategies III, and FSA Polaris Choice. FSA Polaris II was launched on December 2, 2002. FSA WM Diversified Strategies III was launched on February 11, 2003. FSA Polaris Choice was launched on September 3, 2003.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company, except for FSA WM Diversified Strategies III, for which the distributor is WM Funds Distributor. No underwriting fees are paid in connection with the distribution of the contracts.

      The Separate Account is composed of a total of 91 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the three currently available Class 2 investment portfolios of American Funds Insurance Series (the "American Series"), (2) the ten currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (3) the currently available Class VC investment portfolio of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (4) the fifty-five currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (5) the three currently available Class II investment portfolios of Van Kampen Life Investment Trust (the "Van Kampen Trust"), (6) the seventeen currently available Class 2 investment portfolios of the WM Variable Trust (the "WM Trust"), or (7) the two currently available Class B investment portfolios of the Nations Separate Account Trust (the "Nations Trust"). The primary difference between the classes of the Variable Accounts is that the Class 3 shares in the Anchor Trust and the SunAmerica Trust, the Class 2 shares in the American Series and the WM Trust, the Class II shares in the Van Kampen Trust, and the Class B shares in the Nations Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC share of the Lord Abbett Fund is not subject to 12b-1 fees.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1.    ORGANIZATION (continued)
      ------------------------

      The American Series, the Anchor Trust, the Lord Abbett Fund, the SunAmerica Trust, the Van Kampen Trust, the WM Trust, and the Nations Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor and SunAmerica Trusts are affiliated investment companies. Participants may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by participants to the Variable Accounts and do not include balances allocated to the General Account.

      Prior to May 1, 2004 the Small Cap Growth Fund was named Small Cap Stock Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      ------------------------------------------

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
      ------------------------------------------------------

      RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

      At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

      Annuity reserves are calculated according to the 1983(a) Individual Mortality Table and the Annuity 2000 Mortality Table depending on the calendar year of annuitization.

3.    CHARGES AND DEDUCTIONS
      ----------------------

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

      WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the FSA Advisor contract.

      CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded in the accompanying Statement of Changes in Net Assets. There are no contract maintenance charges under the FSA Advisor contract.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


3.    CHARGES AND DEDUCTIONS (Continued)
      ----------------------------------

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio, depending on the benefit options elected for each product, is as follows: FSA Polaris 1.37%, FSA Advisor 1.37%, FSA Polaris II 1.37%, FSA WM Diversified Strategies III 1.40% or 1.55% and FSA Polaris Choice 1.37% or 1.57%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

      TRANSFER FEE: A transfer fee of $25 may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.    PURCHASES AND SALES OF INVESTMENTS
      ----------------------------------

      The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the periods ended December 31, 2004 consist of the following:

                                            Cost of Shares         Proceeds from
      Variable Accounts                           Acquired           Shares Sold
      -----------------                     ------------------------------------
      AMERICAN SERIES:
      Global Growth Fund (Class 2)              $1,732,578              $101,219
      Growth Fund (Class 2)                      2,234,814               182,823
      Growth-Income Fund (Class 2)               4,653,220               115,913

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


4.    PURCHASES AND SALES OF INVESTMENTS (Continued)
      ----------------------------------------------

                                                                 Cost of Shares     Proceeds from
      Variable Accounts                                                Acquired       Shares Sold
      -----------------                                          --------------------------------
      ANCHOR TRUST:
      Asset Allocation Portfolio (Class 1)                           $1,149,122        $2,166,418
      Capital Appreciation Portfolio (Class 1)                        1,311,049         5,604,952
      Government and Quality Bond Portfolio (Class 1)                 3,352,863        10,145,446
      Growth Portfolio (Class 1)                                      1,019,494         2,360,779
      Natural Resources Portfolio (Class 1)                           1,267,738           954,174
      Asset Allocation Portfolio (Class 3)                              531,086            27,582
      Capital Appreciation Portfolio (Class 3)                        3,059,844           116,004
      Government and Quality Bond Portfolio (Class 3)                 5,930,021           172,265
      Growth Portfolio (Class 3)                                      2,882,579           254,915
      Natural Resources Portfolio (Class 3)                             324,374            50,973

      LORD ABBETT FUND (Class VC):
      Growth and Income Portfolio                                    $1,107,285          $117,182

      SUNAMERICA TRUST:
      Aggressive Growth Portfolio (Class 1)                          $1,189,304        $1,980,861
      Alliance Growth Portfolio (Class 1)                             1,253,040         8,099,885
      Blue Chip Growth Portfolio (Class 1)                              247,018           201,337
      Cash Management Portfolio (Class 1)                            12,733,741        13,338,608
      Corporate Bond Portfolio (Class 1)                              1,708,903         3,724,452
      Davis Venture Value Portfolio (Class 1)                         3,223,051         9,520,493
      "Dogs" of Wall Street Portfolio (Class 1)                         962,653           987,338
      Emerging Markets Portfolio (Class 1)                            1,147,993         1,373,960
      Federated American Leaders Portfolio (Class 1)                  1,897,450         2,498,636
      Global Bond Portfolio (Class 1)                                   346,531           729,600
      Global Equities Portfolio (Class 1)                               288,136         1,738,906
      Goldman Sachs Research Portfolio (Class 1)                        182,428            81,077
      Growth-Income Portfolio (Class 1)                               1,101,192         6,410,183
      Growth Opportunities Portfolio (Class 1)                          723,482           393,018
      High-Yield Bond Portfolio (Class 1)                             5,712,589         7,713,183
      International Diversified Equities Portfolio (Class 1)          1,373,082         2,121,006

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


4.    PURCHASES AND SALES OF INVESTMENTS (continued)
      ----------------------------------------------

                                                                 Cost of Shares     Proceeds from
      Variable Accounts                                                Acquired       Shares Sold
      -----------------                                          --------------------------------
      SUNAMERICA TRUST (Continued):
      International Growth and Income Portfolio (Class 1)            $2,527,381        $1,714,707
      MFS Massachusetts Investors Trust Portfolio (Class 1)           1,003,952         1,458,276
      MFS Mid-Cap Growth Portfolio (Class 1)                          1,261,808         1,824,851
      MFS Total Return Portfolio (Class 1)                            2,140,922         2,732,458
      Putnam Growth: Voyager Portfolio (Class 1)                        111,231         1,543,388
      Real Estate Portfolio (Class 1)                                 1,122,036         1,610,387
      SunAmerica Balanced Portfolio (Class 1)                           881,798         2,243,053
      Technology Portfolio (Class 1)                                    402,970           416,954
      Telecom Portfolio (Class 1)                                       224,036           508,416
      Worldwide High Income Portfolio (Class 1)                       1,156,982         1,680,561
      Aggressive Growth Portfolio (Class 3)                             182,688             4,038
      Alliance Growth Portfolio (Class 3)                             2,349,839           291,921
      Blue Chip Growth Portfolio (Class 3)                              479,620           110,630
      Cash Management Portfolio (Class 3)                             3,408,309         1,456,390
      Corporate Bond Portfolio (Class 3)                              1,999,309            89,241
      Davis Venture Value Portfolio (Class 3)                         5,015,948           326,376
      "Dogs" of Wall Street Portfolio (Class 3)                         104,926            54,291
      Emerging Markets Portfolio (Class 3)                              279,706            44,222
      Federated American Leaders Portfolio (Class 3)                    716,177            53,790
      Foreign Value Portfolio (Class 3)                               3,988,736           227,604
      Global Bond Portfolio (Class 3)                                   225,211           201,676
      Global Equities Portfolio (Class 3)                               178,043            10,137
      Goldman Sachs Research Portfolio (Class 3)                         35,970             9,616
      Growth-Income Portfolio (Class 3)                                 346,672             9,998
      Growth Opportunities Portfolio (Class 3)                           84,085            37,034
      High-Yield Bond Portfolio (Class 3)                               412,288            69,310
      International Diversified Equities Portfolio (Class 3)          2,601,742           180,541
      International Growth & Income Portfolio (Class 3)                 698,045            65,721
      Marsico Growth Portfolio (Class 3)                                400,538            24,071
      MFS Massachusetts Investors Trust Portfolio (Class 3)             955,316            66,081
      MFS Mid Cap Growth Portfolio (Class 3)                            951,633            90,453

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


4.    PURCHASES AND SALES OF INVESTMENTS (continued)
      ----------------------------------------------

                                                                 Cost of Shares     Proceeds from
      Variable Accounts                                                Acquired       Shares Sold
      -----------------                                          --------------------------------
      SUNAMERICA TRUST (Continued):
      MFS Total Return Portfolio (Class 3)                           $1,849,263          $171,193
      Putnam Growth: Voyager Portfolio (Class 3)                        199,017            31,205
      Real Estate Portfolio (Class 3)                                   493,296            75,884
      Small & Mid Cap Value Portfolio (Class 3)                       1,422,549           111,613
      SunAmerica Balanced Portfolio (Class 3)                           230,318            75,107
      Technology Portfolio (Class 3)                                    132,128            45,444
      Telecom Utility Portfolio (Class 3)                                28,397             4,188
      Worldwide High Income Portfolio (Class 3)                         275,721            69,219

      VAN KAMPEN TRUST (Class II):
      Comstock Portfolio                                             $1,055,476           $64,866
      Emerging Growth Portfolio                                         161,520            18,278
      Growth and Income Portfolio                                     3,245,893           210,614

      WM TRUST:
      Balance Portfolio (Class 2)                                    $4,303,792          $308,484
      Conservative Balanced Portfolio (Class 2)                         674,843            56,454
      Conservative Growth Portfolio (Class 2)                         1,036,762           322,950
      Equity Income Fund (Class 2)                                      255,017            30,532
      Flexible Income Portfolio (Class 2)                               581,631            50,743
      Growth Fund (Class 2)                                               1,257               993
      Growth & Income Fund (Class 2)                                     29,564             6,696
      Income Fund (Class 2)                                             137,720            10,978
      International Growth Fund (Class 2)                                 6,249               374
      Mid Cap Stock Fund (Class 2)                                      123,490             2,320
      Money Market Fund (Class 2)                                       153,400           124,010
      REIT Fund (Class 2)                                               141,839               160
      Short Term Income Fund (Class 2)                                  135,030             1,680
      Small Cap Growth Fund (Class 2)                                    23,929               622
      Strategic Growth Portfolio (Class 2)                              618,928           560,659
      U.S. Government Securities Fund (Class 2)                           6,047           105,942
      West Coast Equity Fund (Class 2)                                   41,723               658

      NATIONS TRUST (Class B):
      Nations High Yield Bond Portfolio                                 $32,571            $2,550
      Nations Marsico Focused Equity Portfolio                           30,898             6,037

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES
      -----------

      A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2004, 2003, 2002 and 2001, follows:

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
Global Growth Fund (Class 2)
----------------------------
      2004            130,105    16.24  to      16.31         2,121,346  1.52% to 1.72%     0.36%(17)   7.05%(17)  to         11.78%
      2003             20,647                   14.59           301,244           1.52%         0.32%                         33.25%
      2002                  9                   10.95                95           1.52%      0.00%(4)                      -5.15%(4)
      2001                  -                       -                 -               -             -                              -

Growth Fund (Class 2)
---------------------
      2004            187,980    16.18  to      16.25         3,052,929  1.52% to 1.72%         0.26%      10.59%  to         10.81%
      2003             49,648    14.63  to      14.67           728,191  1.52% to 1.72%         0.18%    7.04%(5)  to         34.76%
      2002                  8                   10.88                91           1.52%      0.00%(4)                      -9.52%(4)
      2001                  -                       -                 -               -             -                             -

Growth Income Fund (Class 2)
----------------------------
      2004            387,380    15.36  to      15.43         5,976,262  1.52% to 1.72%     1.26%(15)   6.11%(15)  to          8.71%
      2003             74,372                   14.20         1,055,867           1.52%         1.59%                         30.44%
      2002                  9                   10.88                94           1.52%      0.00%(4)                      -6.17%(4)
      2001                  -                       -                 -               -             -                              -

Asset Allocation Portfolio (Class 1)
------------------------------------
      2004            592,265                   22.33        13,222,798           1.52%         2.72%                          8.67%
      2003            647,540                   20.55        13,303,464           1.52%         3.59%                         21.21%
      2002            715,214                   16.95        12,122,947           1.52%         3.43%                         -8.94%
      2001            912,870                   18.61        16,991,917           1.52%         3.31%                         -4.29%

Capital Appreciation Portfolio (Class 1)
----------------------------------------
      2004            778,474                   36.11        28,107,879           1.52%         0.00%                          7.46%
      2003            892,518                   33.60        29,987,101           1.52%         0.00%                         30.26%
      2002          1,009,913                   25.79        26,050,264           1.52%         0.00%                        -23.83%
      2001          1,094,258                   33.86        37,056,371           1.52%         0.24%                        -13.91%

Government and Quality Bond Portfolio (Class 1)
-----------------------------------------------
      2004          1,402,281                   16.97        23,800,048           1.52%         4.70%                          1.85%
      2003          1,856,493                   16.66        30,937,469           1.52%         3.78%                          0.97%
      2002          2,716,283                   16.50        44,829,134           1.52%         4.61%                          7.65%
      2001          1,470,891                   15.33        22,549,341           1.52%         4.46%                          5.31%

Growth Portfolio (Class 1)
--------------------------
      2004            552,085                   29.14        16,089,621           1.52%         0.55%                          9.18%
      2003            595,677                   26.69        15,900,218           1.52%         0.55%                         27.96%
      2002            639,847                   20.86        13,347,034           1.52%         0.36%                        -23.34%
      2001            668,099                   27.21        18,178,363           1.52%         0.15%                        -14.40%

Natural Resources Portfolio (Class 1)
-------------------------------------
      2004            191,845                   27.41         5,257,517           1.52%         0.73%                         23.16%
      2003            183,781                   22.25         4,088,986           1.52%         0.73%                         45.50%
      2002            211,766                   15.29         3,238,456           1.52%         0.91%                          6.75%
      2001            168,114                   14.33         2,408,347           1.52%         0.42%                         -2.58%

Asset Allocation Portfolio (Class 3)
------------------------------------
      2004             33,192    22.06  to      22.13           734,449  1.52% to 1.72%     2.88%(21)   2.19%(21)  to          8.39%
      2003              9,508                   20.42           194,167           1.52%         6.27%                         20.93%
      2002                  6                   16.89                99           1.52%      0.00%(4)                      -1.71%(4)
      2001                  -                       -                 -               -             -                              -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
Capital Appreciation Portfolio (Class 3)
----------------------------------------
      2004            110,915    35.80  to  35.95(12)     3,986,461  1.52% to 1.72%         0.00%       7.00%  to      7.20%(13)
      2003             23,323    33.46  to  33.53(12)       782,091  1.52% to 1.72%         0.00%    8.47%(5)  to     29.99%(13)
      2002                  4                   25.79            93           1.52%      0.00%(4)                      -6.77%(4)
      2001                  -                       -            -                -             -                              -

Government and Quality Bond Portfolio (Class 3)
-----------------------------------------------
      2004            429,431    16.78  to      16.85     7,233,864  1.52% to 1.72%     5.47%(15)   0.21%(15)  to          1.60%
      2003             94,786                   16.59     1,572,553           1.52%         3.94%                          0.71%
      2002                  6                   16.47           102           1.52%      0.00%(4)                       1.78%(4)
      2001                  -                       -             -               -             -                              -

Growth Portfolio (Class 3)
--------------------------
      2004            124,808    28.86  to      28.99     3,616,619  1.52% to 1.72%     0.38%(15)   6.87%(15)  to          8.91%
      2003             26,347                   26.61       701,219           1.52%         0.38%                         27.66%
      2002                  5                   20.85            95           1.52%      0.00%(4)                      -5.82%(4)
      2001                  -                       -             -               -             -                              -

Natural Resources Portfolio (Class 3)
-------------------------------------
      2004             13,871                   27.23       377,750           1.52%         0.60%                         22.88%
      2003              2,659                   22.16        58,928           1.52%         0.84%                         45.11%
      2002                  7                   15.27           104           1.52%      0.00%(4)                       3.90%(4)
      2001                  -                       -             -               -             -                              -

Growth and Income Portfolio (Class VC)
--------------------------------------
      2004            147,215    11.62  to      11.71     1,723,529  1.52% to 1.72%     1.24%(17)   8.60%(17)  to         10.96%
      2003             56,637                   10.56       597,903           1.52%         1.28%                         29.05%
      2002                 12                    8.18            95           1.52%      0.00%(4)                      -5.59%(4)
      2001                  -                       -             -               -             -                              -

Aggressive Growth Portfolio (Class 1)
-------------------------------------
      2004            642,749                   14.73     9,468,882           1.52%         0.00%                         15.02%
      2003            695,895                   12.81     8,912,662           1.52%         0.00%                         26.52%
      2002            803,064                   10.12     8,129,261           1.52%         0.29%                        -25.83%
      2001            951,741                   13.65    12,989,561           1.52%         0.36%                        -32.71%

Alliance Growth Portfolio (Class 1)
-----------------------------------
      2004          1,299,688                   29.08    37,797,322           1.52%         0.31%                          6.31%
      2003          1,537,359                   27.35    42,054,276           1.52%         0.26%                         23.91%
      2002          1,771,359                   22.08    39,103,613           1.52%         0.26%                        -32.33%
      2001          2,087,816                   32.62    68,106,499           1.52%         0.00%                        -15.29%

Blue Chip Growth Portfolio (Class 1)
------------------------------------
      2004            313,189                    6.00     1,878,279           1.52%         0.16%                          3.65%
      2003            301,164                    5.78     1,742,597           1.52%         0.19%                         24.11%
      2002            197,222                    4.66       919,545           1.52%         0.32%                        -30.35%
      2001             71,523                    6.69       479,064           1.52%      0.08%(7)                     -21.91%(7)

Cash Management Portfolio (Class 1)
-----------------------------------
      2004            834,881                   12.84    10,718,308           1.52%         0.80%                         -0.70%
      2003            875,653                   12.93    11,320,723           1.52%         1.61%                         -0.85%
      2002          2,120,213                   13.04    27,666,979           1.52%         5.08%                         -0.16%
      2001          2,177,838                   13.06    28,446,701           1.52%         5.30%                          2.12%

Corporate Bond Portfolio (Class 1)
----------------------------------
      2004            706,500                   17.15    12,118,766           1.52%         4.89%                          5.21%
      2003            854,203                   16.30    13,926,798           1.52%         5.86%                         10.25%
      2002            769,655                   14.79    11,381,271           1.52%         6.85%                          5.84%
      2001            683,843                   13.97     9,554,776           1.52%         5.88%                          5.93%

Davis Venture Value Portfolio (Class 1)
---------------------------------------
      2004          1,723,559                   31.55    54,372,456           1.52%         0.86%                         11.80%
      2003          1,925,718                   28.22    54,337,751           1.52%         0.86%                         31.11%
      2002          2,185,704                   21.52    47,039,545           1.52%         0.58%                        -18.00%
      2001          2,560,498                   26.25    67,198,485           1.52%         0.49%                        -12.67%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
"Dogs" of Wall Street Portfolio (Class 1)
-----------------------------------------
      2004            291,495                   11.38         3,318,564           1.52%         2.28%                          7.97%
      2003            295,977                   10.54         3,120,684           1.52%         2.76%                         18.21%
      2002            321,081                    8.92         2,863,752           1.52%         1.68%                         -7.97%
      2001            132,220                    9.69         1,281,335           1.52%         2.56%                          6.24%

Emerging Markets Portfolio (Class 1)
------------------------------------
      2004            522,719                   11.02         5,760,779           1.52%         1.08%                         22.63%
      2003            546,545                    8.99         4,906,961           1.52%         0.00%                         50.29%
      2002            560,976                    5.98         3,351,330           1.52%         0.20%                         -8.55%
      2001            803,581                    6.54         5,254,679           1.52%         0.28%                         -3.19%

Federated American Leaders Portfolio (Class 1)
----------------------------------------------
      2004            591,397                   17.60        10,406,604           1.52%         1.41%                          8.23%
      2003            628,595                   16.26        10,224,045           1.52%         1.58%                         25.65%
      2002            689,455                   12.94         8,924,710           1.52%         1.02%                        -20.98%
      2001            898,256                   16.38        14,715,514           1.52%         1.44%                         -3.81%

Global Bond Portfolio (Class 1)
-------------------------------
      2004            225,858                   17.09         3,858,924           1.52%         0.00%                          2.40%
      2003            247,753                   16.69         4,133,971           1.52%         0.00%                          1.99%
      2002            265,801                   16.36         4,348,421           1.52%         1.67%                          4.36%
      2001            299,802                   15.68         4,700,040           1.52%         8.66%                          3.43%

Global Equities Portfolio (Class 1)
-----------------------------------
      2004            323,370                   17.28         5,589,415           1.52%         0.29%                         10.18%
      2003            411,886                   15.69         6,461,769           1.52%         0.26%                         24.62%
      2002            475,243                   12.59         5,982,669           1.52%         0.00%                        -27.95%
      2001            628,357                   17.47        10,978,735           1.52%         0.08%                        -19.31%

Goldman Sachs Research Portfolio (Class 1)
-----------------------------------------
      2004            121,358                    6.97           846,471           1.52%         0.00%                         11.31%
      2003            104,419                    6.27           654,480           1.52%         0.00%                         23.34%
      2002             95,735                    5.08           486,500           1.52%         0.00%                        -29.17%
      2001             42,830                    7.17           307,232           1.52%      0.00%(8)                     -26.32%(8)

Growth-Income Portfolio (Class 1)
---------------------------------
      2004          1,211,477                   28.34        34,336,738           1.52%         0.68%                          9.85%
      2003          1,403,729                   25.80        36,217,891           1.52%         1.00%                         23.75%
      2002          1,565,450                   20.85        32,639,759           1.52%         0.82%                        -22.34%
      2001          1,845,250                   26.85        49,539,951           1.52%         0.73%                        -17.18%

Growth Opportunities Portfolio (Class 1)
----------------------------------------
      2004            250,369                    4.79         1,198,381           1.52%         0.00%                          4.57%
      2003            179,378                    4.58           821,018           1.52%         0.00%                         32.94%
      2002            145,691                    3.44           501,574           1.52%         0.00%                        -40.71%
      2001             93,154                    5.81           541,072           1.52%      0.02%(9)                     -34.23%(9)

High-Yield Bond Portfolio (Class 1)
-----------------------------------
      2004            770,474                   17.40        13,406,727           1.52%         8.71%                         15.69%
      2003            964,322                   15.04        14,496,501           1.52%         7.53%                         29.58%
      2002            832,552                   11.61         9,657,821           1.52%        13.09%                         -7.23%
      2001            796,205                   12.51         9,956,246           1.52%        10.36%                         -5.78%

International Diversified Equities Portfolio (Class 1)
------------------------------------------------------
      2004            657,331                   10.69         7,024,917           1.52%         1.92%                         14.73%
      2003            742,717                    9.31         6,917,952           1.52%         4.19%                         29.81%
      2002            792,414                    7.17         5,691,038           1.52%         0.00%                        -29.63%
      2001          1,106,719                   10.20        11,283,072           1.52%         0.00%                        -25.11%

International Growth & Income Portfolio (Class 1)
-------------------------------------------------
      2004            697,293                   13.43         9,365,125           1.52%         1.29%                         19.04%
      2003            624,041                   11.28         7,036,138           1.52%         1.29%                         34.86%
      2002            701,797                    8.37         5,867,467           1.52%         0.33%                        -22.12%
      2001            848,603                   10.74         9,116,687           1.52%         0.29%                        -23.39%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
MFS Massachusetts Investors Trust Portfolio (Class 1)
-----------------------------------------------------
      2004            514,492                   19.86        10,218,994           1.52%         0.81%                         10.17%
      2003            536,700                   18.03         9,674,428           1.52%         0.85%                         20.64%
      2002            567,941                   14.94         8,484,530           1.52%         0.78%                        -22.18%
      2001            553,981                   19.20        10,634,558           1.52%         0.57%                        -17.31%

MFS Mid-Cap Growth Portfolio (Class 1)
--------------------------------------
      2004            671,951                   10.61         7,126,580           1.52%         0.00%                         12.37%
      2003            722,591                    9.44         6,820,057           1.52%         0.00%                         35.17%
      2002            666,404                    6.98         4,653,371           1.52%         0.00%                        -47.97%
      2001            598,426                   13.42         8,030,752           1.52%         0.00%                        -23.78%

MFS Total Return Portfolio (Class 1)
------------------------------------
      2004            856,284                   25.10        21,492,849           1.52%         0.19%                          9.63%
      2003            868,964                   22.89        19,894,747           1.52%         4.31%                         15.10%
      2002            903,191                   19.89        17,966,421           1.52%         1.92%                         -6.28%
      2001            756,534                   21.22        16,056,706           1.52%         2.22%                         -0.97%

Putnam Growth: Voyager Portfolio (Class 1)
------------------------------------------
      2004            559,649                   17.47         9,777,261           1.52%         0.13%                          3.42%
      2003            637,107                   16.90        10,764,920           1.52%         0.26%                         22.15%
      2002            707,074                   13.83         9,779,310           1.52%         0.17%                        -27.57%
      2001            888,249                   19.10        16,960,896           1.52%         0.00%                        -25.27%

Real Estate Portfolio (Class 1)
-------------------------------
      2004            301,047                   21.36         6,431,727           1.52%         2.56%                         32.53%
      2003            340,288                   16.12         5,485,425           1.52%         2.92%                         35.91%
      2002            304,254                   11.86         3,608,508           1.52%         2.68%                          4.60%
      2001            251,509                   11.34         2,851,593           1.52%         2.98%                          4.45%

SunAmerica Balanced Portfolio (Class 1)
---------------------------------------
      2004            849,220                   14.96        12,707,363           1.52%         1.49%                          5.16%
      2003            944,344                   14.23        13,433,997           1.52%         2.27%                         13.38%
      2002          1,013,190                   12.55        12,707,426           1.52%         2.51%                        -16.45%
      2001          1,195,940                   15.02        17,955,100           1.52%         2.06%                        -14.45%

Technology Portfolio (Class 1)
------------------------------
      2004            424,341                    2.45         1,041,756           1.52%         0.00%                         -4.00%
      2003            437,111                    2.56         1,117,979           1.52%         0.00%                         48.49%
      2002            199,441                    1.72           343,634           1.52%         0.00%                        -50.12%
      2001            102,033                    3.45           352,288           1.52%     0.00%(10)                    -48.41%(10)

Telecom Utility Portfolio (Class 1)
-----------------------------------
      2004            203,888                   11.62         2,369,337           1.52%         4.54%                         15.01%
      2003            238,977                   10.10         2,413,780           1.52%         6.08%                         16.98%
      2002            294,108                    8.64         2,539,689           1.52%         8.82%                        -24.92%
      2001            385,837                   11.50         4,437,756           1.52%         3.03%                        -15.02%

Worldwide High Income Portfolio (Class 1)
-----------------------------------------
      2004            228,525                   18.75         4,285,555           1.52%         6.03%                          7.77%
      2003            271,450                   17.40         4,723,520           1.52%         8.16%                         24.04%
      2002            308,909                   14.03         4,333,598           1.52%        12.11%                         -1.89%
      2001            374,063                   14.30         5,349,143           1.52%        11.13%                         -4.70%

Aggressive Growth Portfolio (Class 3)
-------------------------------------
      2004             17,532    14.49  to      14.59           255,686  1.52% to 1.72%     0.00%(16)  14.70%(16)  to         14.74%
      2003              3,774                   12.72            48,008           1.52%         0.00%                         26.22%
      2002                  9                   10.08                95           1.52%      0.00%(4)                      -5.28%(4)
      2001                  -                       -                 -               -             -                              -

Alliance Growth Portfolio (Class 3)
-----------------------------------
      2004            106,128    28.63  to  28.76(12)         3,051,320  1.52% to 1.72%     0.12%(15)   3.17%(15)  to          6.06%
      2003             29,285    26.93  to  27.12(12)           794,091  1.52% to 1.70%         0.10%       23.62% to  29.48%(6)(13)
      2002                  4                   21.94                93           1.52%      0.00%(4)                      -7.72%(4)
      2001                  -                       -                 -               -             -                              -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
Blue Chip Growth Portfolio (Class 3)
------------------------------------
      2004             90,245     5.93  to       5.96       538,030  1.52% to 1.72%     0.00%(16)       3.40%  to      5.09%(16)
      2003             26,106                    5.77       150,606           1.52%         0.00%                         23.82%
      2002                 20                    4.66            93           1.52%      0.00%(4)                      -7.79%(4)
      2001                  -                       -             -               -             -                              -

Cash Management Portfolio (Class 3)
-----------------------------------
      2004            196,031    12.70  to      12.76     2,499,256  1.52% to 1.72%     0.67%(15)      -0.94%  to     -1.08%(15)
      2003             42,525                   12.88       547,633           1.52%         2.62%                         -1.08%
      2002                 13                   13.02           167           1.52%      0.00%(4)                      -0.05%(4)
      2001                  -                       -             -               -             -                              -

Corporate Bond Portfolio (Class 3)
----------------------------------
      2004            126,413    16.95  to      16.97     2,145,636  1.52% to 1.72%     6.44%(18)   3.92%(18)  to          4.95%
      2003             14,174                   16.17       229,242           1.52%         6.93%                          9.99%
      2002                  7                   14.70           103           1.52%      0.00%(4)                       2.26%(4)
      2001                  -                       -             -               -             -                              -

Davis Venture Value Portfolio (Class 3)
---------------------------------------
      2004            205,799    31.17  to      31.30     6,438,772  1.52% to 1.72%         0.86%      11.31%  to         11.53%
      2003             44,237    28.00  to      28.07     1,241,662  1.52% to 1.72%         0.98%   12.82%(5)  to         30.80%
      2002                  5                   21.46            97           1.52%      0.00%(4)                      -3.28%(4)
      2001                  -                       -             -               -             -                              -

"Dogs" of Wall Street Portfolio (Class 3)
-----------------------------------------
      2004             26,019                   11.31       294,247           1.52%         2.46%                          7.71%
      2003             21,567                   10.50       226,446           1.52%         2.77%                         17.94%
      2002                 11                    8.90            98           1.52%      0.00%(4)                     -2.99%(4)
      2001                  -                       -             -               -             -                              -

Emerging Markets Portfolio (Class 3)
------------------------------------
      2004             34,037    10.87  to      10.93      371,993  1.52% to 1.72%     1.17%(16)  14.87%(16)  to         22.39%
      2003              8,343                    8.93       74,541           1.52%         0.00%                         49.93%
      2002                 16                    5.96           96           1.52%      0.00%(4)                      -4.09%(4)
      2001                  -                        -            -               -             -                              -

Federated American Leaders Portfolio (Class 3)
----------------------------------------------
      2004             58,551    17.38  to      17.47     1,022,770  1.52% to 1.72%     1.48%(18)   6.22%(18)  to          7.98%
      2003             18,228                   16.18       295,007           1.52%         1.85%                         25.34%
      2002                  8                   12.91            97           1.52%      0.00%(4)                      -3.15%(4)
      2001                  -                       -             -               -             -                              -

Foreign Value Portfolio (Class 3)
---------------------------------
      2004            342,611    14.63  to      14.70     5,034,728  1.52% to 1.72%     1.57%(15)  14.41%(15)  to         17.96%
      2003             62,862                   12.46       783,476           1.52%         0.08%                         32.49%
      2002                 10                    9.41            95           1.52%         0.00%(4)                      -5.55%(4)
      2001                  -                       -             -               -             -                              -

Global Bond Portfolio (Class 3)
-------------------------------
      2004             10,789    16.84  to      16.97       183,008  1.52% to 1.72%     0.00%(19)  -0.34%(19)  to          2.14%
      2003              9,261                   16.61       153,849           1.52%         0.00%                          1.76%
      2002                  6                   16.32           102           1.52%     0.00%(4)                        1.73%(4)
      2001                  -                       -             -               -             -                              -

Global Equities Portfolio (Class 3)
-----------------------------------
      2004             11,836    17.06  to  17.13(12)       202,738  1.52% to 1.72%     0.15%(22)       9.91%  to 19.21%(22)(13)
      2003              1,059    15.58  to  15.66(12)        16,530  1.52% to 1.70%         0.13%      24.21%  to  32.45%(6)(13)
      2002                  8                   12.55            96           1.52%      0.00%(4)                      -4.63%(4)
      2001                  -                       -             -               -             -                              -

Goldman Sachs Research Portfolio (Class 3)
------------------------------------------
      2004             10,719                    6.91        74,066           1.52%         0.00%                         11.03%
      2003              6,374                    6.22        39,667           1.52%         0.00%                         23.05%
      2002                 19                    5.06            94           1.52%      0.00%(4)                     -6.13%(4)
      2001                  -                       -             -               -             -                              -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
Growth-Income Portfolio (Class 3)
---------------------------------
      2004             16,698    27.96  to      28.12           469,316  1.52% to 1.72%     0.61%(22)       9.58%  to     15.88%(22)
      2003              3,707                   25.66            95,119           1.52%         1.21%                         23.43%
      2002                  5                   20.79                96           1.52%      0.00%(4)                      -4.27%(4)
      2001                  -                       -                 -               -             -                              -

Growth Opportunities Portfolio (Class 3)
----------------------------------------
      2004             22,197                    4.75           105,511           1.52%         0.00%                          4.31%
      2003             11,799                    4.56            53,763           1.52%         0.00%                         32.64%
      2002                 26                    3.44                91           1.52%      0.00%(4)                      -9.56%(4)
      2001                  -                       -                 -               -             -                              -

High-Yield Bond Portfolio (Class 3)
-----------------------------------
      2004             31,726    17.18  to      17.29           548,015  1.52% to 1.72%    10.52%(20)  13.06%(20)  to         15.41%
      2003             11,768                   14.98           176,263           1.52%         7.34%                         29.27%
      2002                  9                   11.59               101           1.52%      0.00%(4)                       0.45%(4)
      2001                  -                       -                 -               -             -                              -

International Diversified Equities Portfolio (Class 3)
------------------------------------------------------
      2004            311,460    10.58  to      10.63         3,309,374  1.52% to 1.72%     2.35%(17)   9.98%(17)  to         14.46%
      2003             60,439                    9.29           561,266           1.52%         6.55%                         29.52%
      2002                 14                    7.17                99           1.52%      0.00%(4)                      -1.64%(4)
      2001                  -                       -                 -               -             -                              -

International Growth and Income Portfolio (Class 3)
---------------------------------------------------
      2004             74,675    13.27  to      13.30           993,244  1.52% to 1.72%     1.38%(15)  15.47%(15)  to         18.75%
      2003             20,248                   11.20           226,874           1.52%         2.24%                         34.51%
      2002                 12                    8.33                98           1.52%      0.00%(4)                      -2.84%(4)
      2001                  -                       -                 -               -             -                              -

Marsico Growth Portfolio (Class 3)
----------------------------------
      2004             48,359                   10.39           502,317           1.52%         0.00%                          9.31%
      2003              8,026                    9.50            76,272           1.52%         0.00%                         27.96%
      2002                 13                    7.43                95           1.52%      0.00%(4)                      -5.19%(4)
      2001                  -                       -                 -               -             -                              -

MFS Massachusetts Investors Trust Portfolio (Class 3)
-----------------------------------------------------
      2004             62,425    19.66  to      19.75         1,232,378  1.52% to 1.72%     0.78%(15)   8.09%(15)  to          9.90%
      2003             13,304                   17.97           239,068           1.52%         0.92%                         20.36%
      2002                  6                   14.93                95           1.52%      0.00%(4)                      -4.98%(4)
      2001                  -                       -                 -               -             -                              -

MFS Mid Cap Growth Portfolio (Class 3)
--------------------------------------
      2004            148,387    10.48  to  10.53(12)         1,561,584  1.52% to 1.72%         0.00%      11.87%  to     12.09%(13)
      2003             57,625     9.39  to   9.41(12)           541,241  1.52% to 1.70%         0.00%   34.85%(5)  to  38.01%(6)(13)
      2002                 14                    6.96                94           1.52%      0.00%(4)                      -6.17%(4)
      2001                  -                       -                 -               -             -                              -

MFS Total Return Portfolio (Class 3)
------------------------------------
      2004             91,432    24.80  to      24.93         2,278,458  1.52% to 1.72%         0.21%       9.14%  to          9.36%
      2003             19,335    22.72  to      22.80           440,793  1.52% to 1.72%         8.42%    6.00%(5)  to         14.83%
      2002                  5                   19.85                98           1.52%      0.00%(4)                      -2.46%(4)
      2001                  -                       -                 -               -             -                              -

Putnam Growth: Voyager Portfolio (Class 3)
------------------------------------------
      2004             10,772    17.21  to      17.33           186,180  1.52% to 1.72%         0.00%       3.16%  to      9.71%(23)
      2003                347                   16.80             5,832           1.52%         0.00%                         21.84%
      2002                  7                   13.78                94           1.52%      0.00%(4)                      -6.47%(4)
      2001                  -                       -                 -               -             -                              -

Real Estate Portfolio (Class 3)
-------------------------------
      2004             28,942    21.11  to      21.22           613,632  1.52% to 1.72%     3.21%(26)  31.19%(26)  to         32.21%
      2003              5,331                   16.05            85,564           1.52%         2.95%                         35.60%
      2002                  9                   11.84               101           1.52%      0.00%(4)                       0.99%(4)
      2001                  -                       -                 -               -             -                              -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
Small & Mid Cap Value Portfolio (Class 3)
-----------------------------------------
      2004            130,336    15.69  to      15.77         2,054,680  1.52% to 1.72%     0.45%(17)  12.20%(17)  to         16.05%
      2003             41,560                   13.59           564,741           1.52%         0.01%                         34.25%
      2002                 10                   10.12                97           1.52%      0.00%(4)                      -3.27%(4)
      2001                  -                       -                 -               -             -                              -

SunAmerica Balanced Portfolio (Class 3)
---------------------------------------
      2004             19,272    14.76  to      14.84           285,657  1.52% to 1.72%     1.66%(24)   3.81%(24)  to          4.91%
      2003              8,383                   14.15           118,608           1.52%         2.74%                         13.11%
      2002                  8                   12.51                97           1.52%      0.00%(4)                      -3.76%(4)
      2001                  -                       -                 -               -             -                              -

Technology Portfolio (Class 3)
------------------------------
      2004             84,487     2.39  to       2.44           205,850  1.52% to 1.70%         0.00%      -5.34%  to         -4.24%
      2003             47,049     2.53  to   2.54(12)           119,727  1.52% to 1.70%         0.00%    48.20%(5) to  49.29%(6)(13)
      2002                 49                    1.72                84           1.52%      0.00%(4)                     -16.19%(4)
      2001                  -                       -                 -               -             -                              -

Telecom Utility Portfolio (Class 3)
-----------------------------------
      2004              3,520                   11.55            40,653           1.52%         4.13%                         14.72%
      2003              1,443                   10.07            14,522           1.52%         9.16%                         16.76%
      2002                 12                    8.62               102           1.52%      0.00%(4)                       1.51%(4)
      2001                  -                       -                 -               -             -                              -

Worldwide High Income Portfolio (Class 3)
-----------------------------------------
      2004             12,255                   18.65           228,508           1.52%         8.78%                          7.50%
      2003                875                   17.34            15,184           1.52%         6.26%                         23.94%
      2002                  7                   13.99               101           1.52%      0.00%(4)                       0.88%(4)
      2001                  -                       -                 -               -             -                              -

Comstock Portfolio (Class II)
-----------------------------
      2004            117,253  12.13(12)to      12.15         1,423,797  1.52% to 1.72%         0.44%      15.43%  to         15.66%
      2003             26,868  10.50    to  10.50(12)           282,212  1.52% to 1.72%         0.14%     9.41%(5) to  28.80%(5)(13)
      2002                 12                    8.15                96           1.52%      0.00%(4)                      -4.54%(4)
      2001                  -                       -                 -               -             -                              -

Emerging Growth Portfolio (Class II)
------------------------------------
      2004             25,863                    9.21           238,142           1.52%         0.00%                          5.17%
      2003              9,368                    8.76            82,020           1.52%         0.00%                         25.12%
      2002                 13                    7.00                93           1.52%      0.00%(4)                      -7.90%(4)
      2001                  -                       -                 -               -             -                              -

Growth and Income Portfolio (Class II)
--------------------------------------
      2004            342,208    12.37  to      12.43         4,251,416  1.52% to 1.72%     0.44%(15)  10.64%(15)  to         12.41%
      2003             74,112                   11.06           819,437           1.52%         0.15%                         25.77%
      2002                 11                    8.79                98           1.52%      0.00%(4)                      -2.44%(4)
      2001                  -                       -                 -               -             -                              -

Balanced Portfolio (Class 2)
----------------------------
      2004            837,835     8.79  to       8.82         7,381,186  1.55% to 1.70%         1.77%       7.98%  to          8.15%
      2003            355,002     8.14  to       8.16         2,893,888  1.55% to 1.70%      1.17%(6)   23.52%(6)  to      23.69%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Conservative Balanced Portfolio (Class 2)
-----------------------------------------
      2004            124,231     6.50  to       6.52           809,327  1.55% to 1.70%         1.64%       6.06%  to          6.22%
      2003             25,358     6.13  to       6.14           155,710  1.55% to 1.70%      0.01%(6)   16.28%(6)  to      16.44%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Conservative Growth Portfolio (Class 2)
---------------------------------------
      2004            212,494     9.13  to       9.16         1,942,961  1.55% to 1.70%         1.20%       9.70%  to          9.86%
      2003            129,839     8.32  to       8.33         1,081,845  1.55% to 1.70%      0.72%(6)   30.99%(6)  to      31.16%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
Equity Income Fund (Class 2)
----------------------------
      2004             51,257     8.15  to       8.19           419,245  1.55% to 1.70%         1.57%      16.82%  to         16.99%
      2003             22,122     6.97  to       7.00           154,694  1.55% to 1.70%      0.13%(6)   34.28%(6)  to      34.46%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Flexible Income Portfolio (Class 2)
-----------------------------------
      2004            170,203     7.59  to       7.62         1,296,536  1.55% to 1.70%         3.15%       4.45%  to          4.61%
      2003            100,809     7.27  to       7.29           734,464  1.55% to 1.70%      2.32%(6)   11.79%(6)  to      11.94%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Growth Fund (Class 2)
---------------------
      2004              9,723     6.51  to       6.54            63,319  1.55% to 1.70%         0.00%       6.19%  to          6.35%
      2003              9,520     6.13  to       6.15            58,372  1.55% to 1.70%      0.00%(6)   34.42%(6)  to      34.59%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Growth & Income Fund (Class 2)
------------------------------
      2004              8,354     6.20  to       6.22            51,882  1.55% to 1.70%         0.70%       6.95%  to          7.11%
      2003              4,329     5.80  to       5.81            25,129  1.55% to 1.70%      0.29%(6)   31.57%(6)  to      31.74%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Income Fund (Class 2)
---------------------
      2004             43,498     6.89  to       6.92           300,297  1.55% to 1.70%         4.44%       3.54%  to          3.69%
      2003             25,314     6.66  to       6.67           168,795  1.55% to 1.70%      0.06%(6)    6.75%(6)  to       6.89%(6)
      2002
      2001                  -                       -                 -               -             -                              -

International Growth Fund (Class 2)
-----------------------------------
      2004              5,190     5.56  to       5.60            29,079  1.55% to 1.70%         1.11%      11.42%  to         11.58%
      2003              4,016     4.99  to       5.02            20,168  1.55% to 1.70%      0.08%(6)   40.91%(6)  to      41.07%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Mid Cap Stock Fund (Class 2)
----------------------------
      2004             19,419     8.26  to       8.27           160,534  1.55% to 1.70%         0.13%      12.35%  to         12.52%
      2003              4,318     7.35  to       7.35            31,722  1.55% to 1.70%      0.01%(6)   31.04%(6)  to      31.22%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Money Market Fund (Class 2)
---------------------------
      2004              5,228     5.62  to       5.65            29,529  1.55% to 1.70%         0.48%      -1.09%  to         -0.94%
      2003                 25     5.68  to       5.70               139  1.55% to 1.70%      0.00%(6)   -1.18%(6)  to      -1.05%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

REIT Fund (Class 2)
-------------------
      2004              9,622    14.94  to      15.13           145,598  1.55% to 1.70%         0.64%      29.89%  to         31.18%
      2003                 20    11.50  to      11.54               230  1.55% to 1.70%     0.00%(11)   8.45%(11)  to      8.82%(11)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Short Term Income Fund (Class 2)
--------------------------------
      2004             23,867     6.39  to       6.41           152,942  1.55% to 1.70%         3.38%      -0.11%  to          0.04%
      2003              3,358     6.40  to       6.41            21,515  1.55% to 1.70%      0.28%(6)    2.74%(6)  to       2.87%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Small Cap Growth Fund (Class 2)
-------------------------------
      2004              7,371     6.63  to       6.66            49,101  1.55% to 1.70%         0.00%       2.73%  to          2.89%
      2003              3,772     6.45  to       6.47            24,423  1.55% to 1.70%      0.00%(6)   73.79%(6)  to      74.03%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

                                   At December 31                                       For the Year Ended December 31
                -------------------------------------------------------  -----------------------------------------------------------
                                  Unit Fair Value                        Expense Ratio    Investment           Total Return
                                     Lowest to            Net Assets         Lowest        Income               Lowest to
      Year          Units          Highest($)(14)            ($)         to Highest(1)     Ratio(2)             Highest(3)
-----------------------------  ----------------------  ----------------  --------------  ------------  -----------------------------
Strategic Growth Portfolio (Class 2)
------------------------------------
      2004             33,033     9.88  to       9.93           327,597  1.55% to 1.70%         0.61%      10.64%  to         10.81%
      2003             25,846     8.93  to       8.96           231,464  1.55% to 1.70%      0.87%(6)   36.78%(6)  to      36.97%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

U.S. Government Securities Fund (Class 2)
-----------------------------------------
      2004              7,831     6.34  to       6.36            49,734  1.55% to 1.70%         3.08%       1.84%  to          1.99%
      2003             23,852     6.23  to       6.24           148,541  1.55% to 1.70%      5.16%(6)    0.17%(6)  to       0.30%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

West Coast Equity Fund (Class 2)
--------------------------------
      2004              5,788    10.43  to      10.48            60,560  1.55% to 1.70%         0.12%      10.82%  to         10.99%
      2003              1,354     9.41  to       9.44            12,777  1.55% to 1.70%      0.00%(6)   46.11%(6)  to      46.30%(6)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Nations High Yield Bond Portfolio
---------------------------------
      2004              2,055    14.34  to      14.41            29,576  1.52% to 1.72%        14.18%       9.51%  to          9.73%
      2003                 16    13.10  to      13.13               216  1.52% to 1.72%      6.20%(5)    8.30%(5)  to       8.37%(5)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

Nations Marsico Focused Equities Portfolio
------------------------------------------
      2004              2,732    10.29  to      10.33            28,206  1.52% to 1.72%         0.00%       9.45%  to          9.67%
      2003                 22     9.40  to       9.42               214  1.52% to 1.72%      0.00%(5)    6.99%(5)  to       7.06%(5)
      2002                  -                       -                 -               -             -                              -
      2001                  -                       -                 -               -             -                              -

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(4)   For the period from December 2, 2002 (inception) to December 31, 2002.

(5)   For the period from September 3, 2003 (inception) to December 31, 2003.

(6)   For the period from February 11, 2003 (inception) to December 31, 2003.

(7)   For the period from January 4, 2001 (inception) to December 31, 2001.

(8)   For the period from January 9, 2001 (inception) to December 31, 2001.

(9)   For the period from February 7, 2001 (inception) to December 31, 2001.

(10)  For the period from January 19, 2001 (inception) to December 31, 2001.

(11)  For the period from October 1, 2003 (inception) to December 31, 2003.

(12) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(13) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(14) The unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual contract unit fair values are not within the ranges presented.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES (continued)
      -----------------------

(15)  For the period from January 15, 2004 (inception) to December 31, 2004.

(16)  For the period from March 26, 2004 (inception) to December 31, 2004.

(17)  For the period from January 22, 2004 (inception) to December 31, 2004.

(18)  For the period from April 13, 2004 (inception) to December 31, 2004.

(19)  For the period from December 20, 2004 (inception) to December 31, 2004.

(20)  For the period from April 8, 2004 (inception) to December 31, 2004.

(21)  For the period from November 29, 2004 (inception) to December 31, 2004.

(22)  For the period from August 12, 2004 (inception) to December 31, 2004.

(23)  For the period from August 31, 2004 (inception) to December 31, 2004.

(24)  For the period from April 1, 2004 (inception) to December 31, 2004.

(25)  For the period from January 26, 2004 (inception) to December 31, 2004.

(26)  For the period from April 19, 2004 (inception) to December 31, 2004.

                         AMERICAN HOME ASSURANCE COMPANY

                            NAIC Company Code: 19380

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of American Home Assurance Company;

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Notes 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                               2004
                                                                                        -----------------
                               Admitted Assets
                               ---------------

Bonds, principally at amortized cost (NAIC market value: 2004 - $8,209,550,613)         $   7,994,583,920
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $463,190,085)           457,593,670
  Common stocks, at NAIC market value (cost: 2004 - $1,374,733,826)                         2,923,431,228
Short-term investments, at amortized cost (approximates NAIC market value)                     70,457,937
Other invested assets, primarily at equity (cost: 2004 - $1,755,421,344)                    1,822,436,352
Cash                                                                                           18,536,724
Receivable for securities                                                                      99,398,952
Aggregate write-ins for invested assets                                                            55,962
                                                                                        -----------------
  Total cash and invested assets                                                           13,386,494,745
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                            614,119,837
  Premiums and installments booked but deferred and not yet due                               693,540,979
  Accrued retrospective premiums                                                                7,717,284
Funds held by or deposited with reinsurers                                                    161,437,334
Amounts receivable under high deductible policies                                             367,173,605
Reinsurance recoverable on loss payments                                                      245,991,798
Current federal and foreign income tax recoverable from parent                                575,690,315
Net deferred tax assets                                                                       322,784,777
Electronic data processing equipment, less accumulated depreciation                            90,769,778
Interest and dividends due and accrued                                                        153,753,788
Receivable from parent, subsidiaries, and affiliates                                          430,317,791
Equities in underwriting pools and associations                                               498,433,360
Deposit accounting assets                                                                   1,638,716,479
Deposit accounting assets - funds held                                                        424,685,160
Other assets                                                                                  371,905,317
                                                                                        -----------------
  Total admitted assets                                                                 $  19,983,532,347
                                                                                        =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                          2004
                                                                                   ------------------
                                 Liabilities
                                 -----------

Unpaid losses                                                                      $    8,252,100,497
Reinsurance payable on paid loss and loss adjustment expenses                             259,374,904
Unpaid loss adjustment expenses                                                         1,105,698,242
Commissions payable, contingent commissions and other similar charges                      16,225,705
Other expenses (excluding taxes, licenses and fees)                                         5,172,252
Taxes, licenses and fees (excluding federal and foreign income taxes)                     118,934,443
Ceded reinsurance premiums payable, net of ceding commissions                              74,707,897
Unearned premiums                                                                       4,136,808,013
Funds held under reinsurance treaties                                                     261,468,677
Amounts withheld or retained by company for account of others                              41,058,124
Provision for reinsurance                                                                 376,737,564
Payable to parent, subsidiaries, and affiliates                                           346,918,710
Dividends declared and unpaid                                                              16,724,656
Policyholder funds on deposit                                                              20,861,810
Loss clearing                                                                               8,664,540
Retroactive reinsurance reserve - assumed                                                  10,676,730
Retroactive reinsurance reserve - ceded                                                   (81,535,596)
Liability for pension and severance pay                                                     4,882,444
Deposit accounting liability - funds held                                               1,089,396,213
Deposit accounting liabilities                                                            465,475,220
Other liabilities                                                                         113,841,675
                                                                                   ------------------
  Total liabilities                                                                    16,644,192,720
                                                                                   ------------------

                          Capital and Surplus
                          -------------------

Special surplus funds from retroactive reinsurance                                         81,577,842
Common capital stock, $15.00 par value 1,758,158 shares
  authorized, 1,695,054 shares issued and outstanding                                      25,425,810
Capital in excess of par value                                                            702,745,971
Unassigned surplus                                                                      2,529,590,004
                                                                                   ------------------
  Total capital and surplus                                                             3,339,339,627
                                                                                   ------------------
  Total liabilities, capital and surplus                                           $   19,983,532,347
                                                                                   ==================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                           2004
                                                                                     -----------------
Underwriting income:
Premiums earned                                                                      $   6,522,744,479
                                                                                     -----------------
Deductions:
  Losses incurred                                                                        4,766,132,507
  Loss adjustment expenses incurred                                                        730,780,156
  Other underwriting expenses incurred                                                   1,424,929,073
                                                                                     -----------------
Total underwriting deductions                                                            6,921,841,736
                                                                                     -----------------
Net underwriting loss                                                                     (399,097,257)
                                                                                     -----------------
Investment income:
  Net investment income earned                                                             419,417,808
  Net realized capital gains                                                                38,868,927
                                                                                     -----------------
Net investment gain                                                                        458,286,735
                                                                                     -----------------
Net loss from agents' or premium balances charged off                                      (42,782,977)
Other gain                                                                                  37,854,653
                                                                                     -----------------
Income before dividends to policyholders and federal and foreign income taxes               54,261,154
Dividends to policyholders                                                                    (532,291)
                                                                                     -----------------
Income after dividends to policyholders but before federal and foreign income taxes         53,728,863
Federal and foreign income tax provision                                                    99,915,418
                                                                                     -----------------
Net loss                                                                             $     (46,186,555)
                                                                                     =================
                  Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                         $   3,621,899,313
  Adjustment to beginning surplus                                                         (588,401,404)
                                                                                     -----------------
Total capital and surplus, as of January 1, 2004                                         3,033,497,909
Gains and (losses) in surplus:
  Net (loss) income                                                                        (46,186,555)
  Change in net unrealized capital gains                                                   360,939,835
  Change in net deferred income taxes                                                      363,072,435
  Change in non-admitted assets                                                           (345,908,075)
  Change in provision for reinsurance                                                       (7,794,510)
  Cash dividends to stockholder                                                            (63,464,000)
  Paid in surplus                                                                          157,947,881
  Other surplus adjustments                                                               (149,131,610)
  Unrealized foreign exchange adjustment                                                    36,366,317
                                                                                     -----------------
Change in surplus as regards policyholders for the year                                    305,841,718
                                                                                     -----------------
Total capital and surplus, December 31, current year                                 $   3,339,339,627
                                                                                     =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                               2004
                                                                         ------------------
Premiums collected net of reinsurance                                    $    7,036,063,766
Net investment income                                                           436,056,847
Miscellaneous income                                                             (4,928,324)
                                                                         ------------------
Total                                                                         7,467,192,289
Benefit and loss related payments                                                13,776,767
Commissions, expenses paid and aggregate write-ins for deductions             1,930,945,277
Dividends paid to policyholders                                                     600,677
Federal and foreign income taxes paid                                           618,202,167
                                                                         ------------------
Total                                                                         2,563,524,888
                                                                         ------------------
Net cash from operations                                                      4,903,667,401
                                                                         ------------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                       3,286,111,245
  Stocks                                                                      2,427,403,810
  Other invested assets                                                       3,872,120,851
  Net losses on cash short-term investments                                          (2,974)
  Miscellaneous proceeds                                                         77,009,289
                                                                         ------------------
Total investment proceeds                                                     9,662,642,221
                                                                         ------------------
Cost of investments acquired (long-term only):
  Bonds                                                                       5,267,294,849
  Stocks                                                                      2,513,099,560
  Other invested assets                                                       4,354,699,859
  Miscellaneous applications                                                    107,456,829
                                                                         ------------------
Total investments acquired                                                   12,242,551,097
                                                                         ------------------
Net cash used for investments                                                (2,579,908,876)
                                                                         ------------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                              157,947,881
    Net deposits on deposit type contracts                                     (641,967,545)
  Dividends to stockholders                                                     (63,464,000)
  Other cash applied                                                         (1,798,699,473)
                                                                         ------------------
Net cash used in financing and miscellaneous sources                         (2,346,183,137)
                                                                         ------------------
Net change in cash and short-term investments                                   (22,424,612)

                           RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                             111,419,273
                                                                         ------------------
  End of year                                                            $       88,994,661
                                                                         ==================

                        See Notes to Financial Statements

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     American Home Assurance Company (the "Company" or "AHAC") is a direct wholly owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see
     Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and, for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of 1) Discounted workers compensation reserves on a non-tabular basis. In NAIC SAP, discounting of reserves is not permitted on a non- tabular basis. 2)Under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted. 3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance. In NAIC SAP, New York regulation 20 credits are not permitted. 4) Goodwill admissibility rules differ from that of NAIC SAP.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the State of New York is shown below:

                                                              2004
                                                        ---------------
     Net Income (Loss), New York
      Insurance Department basis                        $   (46,186,555)

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                              (44,159,900)
                                                        ---------------
     Net Income (Loss), NAIC SAP                        $   (90,346,455)
                                                        ---------------

     Statutory Surplus, New York Insurance
      Department basis                                  $ 3,339,339,627

     State Practices - Credit (Charge):
        Non-Tabular Discounting                            (181,173,624)
        Reinsurance Credits                                (191,577,609)
        Electronic data processing equipment and
         software                                           (90,731,378)
                                                        ---------------
     Statutory Surplus, NAIC SAP                        $ 2,875,857,016
                                                        ---------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; (7) corrections of accounting errors are reported as an adjustment to the prior period financial statement; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP:
     (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market;
     (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

          A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

          B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of Mortgage-backed securities approximated $178,991,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates (including subsidiaries) are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and investments in partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based on equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships and foreign currency translation are credited or charged to unassigned surplus.

          C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

          D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the leases or estimated useful lives. The Company had depreciation expense of $17,059,883 for the year ended 2004.

          E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of claims adjustors' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $143,687,856 and $181,173,624, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using the discount factors promulgated by the New York Insurance Department. At December 31, 2004, liabilities include $2,211,905,306 of such discounted reserves.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

          G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

          H.   Dividends to policyholders are charged to income as declared.

          I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

          J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

          K. Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

          L. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

          M. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

          N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses.

          O. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $7,717,284.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                         Amount
     ----------------------------------------------------------------
     Total capital and surplus, as of December 31,
      previous year                                      $  3,621,899

     Adjustments to beginning surplus:
       1. Union Excess                                       (370,620)
       2. Richmond                                            (44,206)
       3. Coventry                                            (15,932)
       4. Muni-Covered Call                                    (3,381)
       5. Loss Reserves                                       (74,580)
       6. DBG Analysis                                        (53,316)
       7. Other Adjustments                                    (9,478)
          Risk Transfer (Other than Union Excess and
           Richmond)                                          (16,588)
                                                         ------------
            Total adjustments to beginning surplus           (588,401)
                                                         ------------
     Total capital and surplus, as of January 1, 2004    $  3,033,498
                                                         ============

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP 21 "Other Admitted Assets". The admitted value of the loans is an amount not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans. The Company has committed to use its best efforts to effect a transfer of all life settlement loans on its books to another company prior to December 31, 2005.

     4. Muni-Covered Calls- The Company entered into a series of transactions with third parties whereby the company sold in-the-money calls, principally on municipal bonds in its investment portfolio, that had unrealized gains associated with them. Upon exercise of a call, the related bonds were delivered to the purchaser of the call and subsequently reacquired by the Company pursuant to contingent forward agreements which permitted the Company to repurchase the bonds at prevailing market value. The company did not cede control over the

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          bonds and therefore the transactions should not have been accounted for as sales and subsequent purchases. The adjustments reduced previously reported net investment income and correspondingly decreased amortized cost of the investment.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because, in each instance, IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, which individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as any alternative minimum tax credits generated by the company. The federal income tax recoverable and payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004 and 2003.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset are as follows:

     Gross deferred tax assets                           $ 946,890,209
     Gross deferred tax liabilities                        128,671,189
     Non-admitted deferred tax assets in accordance
      with SSAP No.10, income taxes                        495,434,243
                                                         -------------
     Net deferred tax assets admitted                      322,784,777
                                                         -------------
     Change in deferred tax assets non-admitted          $ 225,561,704
                                                         -------------

     The components of the current income tax incurred are as follows:

     Tax benefit on net underwriting and net
      investment income                                  $  61,549,403
     Federal income tax adjustment - prior year             24,761,891
     Tax on net realized gains                              13,604,124
                                                         -------------
     Current income taxes incurred                       $  99,915,418
                                                         -------------

     Prior years' federal income tax adjustment of $24,761,891 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of the deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets
     -------------------

     Loss reserve discount                              $  402,853,219
     Non-admitted assets                                   186,531,611
     Unearned premium reserve                              289,576,562
     Unearned capital losses                                         -
     Partnership adjustments                                 6,493,685
     Pension adjustments                                     7,327,555
     Other temporary differences                            54,107,577
                                                        --------------
     Gross deferred tax assets                             946,890,209
     Non-admitted deferred tax assets                     (495,434,243)
                                                        --------------
     Admitted deferred tax assets                       $  451,455,966
                                                        --------------
     Deferred Tax Liabilities
     ------------------------

     Unrealized capital gains                           $ (128,671,189)
     Other temporary differencs                                      -
                                                        --------------
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net admitted deferred tax assets                   $  322,784,777
                                                        --------------

     Gross deferred tax assets                          $  946,890,209
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net deferred tax (liabilities) / assets            $  818,219,020
                                                        --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                              Amount         Tax Effect
                                                          --------------   --------------
     Income before taxes                                  $   53,728,863   $   18,805,102
     Tax exempt income and dividends received deduction     (218,682,668)     (76,538,934)
     Federal income tax adjustment - prior year               70,748,260       24,761,891
     Non-admitted assets                                    (532,947,460)    (186,531,611)
     Intercompany dividends                                  (13,070,040)      (4,574,514)
     Writeoffs                                                34,982,763       12,243,967
     Income item tax effected                                 37,000,000       12,950,000
     Sub Part F Income                                        10,016,668        3,505,834
     Japan tax credits                                                 -      (49,495,894)
     Japan % tax differential                                          -      (17,774,844)
     Other                                                    (1,451,470)        (508,015)
                                                          --------------   --------------
     Total                                                $ (559,675,084)  $ (263,157,017)
                                                          --------------   --------------
     Federal income tax incurred                                           $   99,915,418
     Change in deferred tax                                                  (363,072,435)
                                                                           --------------
     Taxable income                                                        $ (263,157,017)
                                                                           ==============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                          $   75,153,527
     First preceding year                  $  171,304,595
     Second preceding year                 $            -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branches) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 36%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                       NAIC            Pool
     Company                                                          Company      Participation
                                                                       Code          Percentage
                                                                      -------      -------------
     1)  AIU Insurance Company                                         19399            1%
     2)  American International Pacific Insurance Company              23795            0%
     3)  American International South Insurance Company                40258            0%
     4)  American Home Assurance Company                               19380            36%
     5)  Birmingham Fire Insurance Company of Pennsylvania             19402            5%
     6)  Commerce and Industry Insurance Company                       19410            10%
     7)  Granite State Insurance Company                               23809            0%
     8)  Illinois National Insurance Co.                               23817            0%
     9)  The Insurance Company of the State of Pennsylvania            19429            5%
     10) National Union Fire Ins. Co. of Pittsburgh, Pa *              19445            38%
     11) New Hampshire Insurance Company                               23841            5%

*    Lead Company

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association or AIUOA), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are; American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, Pa. ("NUF") (11%) and American Home Assurance Company ("AHAC")(10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future insurance business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $502,165,000, gross of $590,582,183 in loss reserves.

     Additionally the Company holds 4.49% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following tables summarizes the transactions by the Company with any affiliate that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

     2004                                                           Assets Received by Insurer      Assets Transferred by Insurer
     ----                                                        -------------------------------    -----------------------------
       Date of       Explanation of    Name of        Name of       Statement                          Statement
     Transaction       Transaction     Insurer       Affiliate        Value          Description         Value        Description
     03/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     06/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     09/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     12/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems and investment and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corporation, AI Recovery, Inc and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $24,421,174, $3,668,187, $3,101,504 and $114,334,588,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund and the domestic fund of $41,452,303 and $410,865 as of December 31, 2004.

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                     2004
     -------                                               --------------
     AIG                                                   $  575,690,315
                                                           --------------
     Current federal and foreign income tax receivable     $  575,690,315
                                                           --------------

     During 2004, the Company sold $215,563,671 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,834,347.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies. In exchange for annual guarantee fee, the guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by the rating agencies. In the event of termination of a guarantee,

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is a party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                       Guarantee     Policyholder        Invested     Estimated      Policyholder
     Guaranteed Company                                     Issued      Obligations          Assets         Loss          Surplus
     ------------------                                   ----------   --------------   --------------   ----------   --------------
     AIG Hawaii Ins. Co., Inc.                            11/05/1997   $       98,718   $      153,383   $        -   $       60,052
     AIG Czech Republic posjistovna, a.s.                 08/01/2003           15,666           16,520            -           15,239
     AIG Europe S.A.                                      09/15/1998          676,756          851,031            -          870,020
     AIG Europe (Netherlands)                             09/20/2004          348,562           88,446            -          122,581
     AIG Mexico Seguros Interamericana, S.A. de C.V.      12/15/1997           75,696            8,519            -           75,259
     Landmark Insurance Company, Limited                  03/02/1998          375,323          224,850            -           51,687
     American General Life and Accident Ins. Co.          03/03/2003        7,446,053        8,572,671            -          602,213
     American General Life                                03/03/2003       18,781,087       21,488,480            -        2,176,470
     The United States Life Ins. Co. of the City of N Y   03/03/2003        2,866,352        3,348,197            -          422,660
     The Variable Annuity Life Insurance Company          03/03/2003       29,119,869       32,873,519            -        3,005,475
     AIG Edison Life Insurance Company                    08/29/2003        9,199,762       20,305,850            -          658,146
     American International Insurance Company             11/05/1997          285,253          684,164            -          284,328
     American International Insurance Company of Calif    12/15/1997           94,590           46,635            -           17,619
     American International Insurance Company of NJ       12/15/1997          165,466           41,935            -           24,978
     Minnesota Insurance Company                          12/15/1997           40,039           49,205            -           16,519
     AIG SunAmerica Life Assurance Company*               01/04/1999        5,137,351        6,590,567            -          836,490
     First SunAmerica Life Insurance Company *            01/04/1999        3,011,941        3,242,573            -          258,706
     SunAmerica Life Insurance Company *                  01/04/1999       45,124,182       67,186,999            -        5,008,984
     Lloyds Syndicate 1414                                12/15/2004          571,000          689,000            -          143,000
                                                                       --------------   --------------   ----------   --------------
       Total                                                           $  123,433,666   $  166,462,544   $        -   $   14,650,421
                                                                       --------------   --------------   ----------   --------------


*    The guaranteed Company is also backed by a support agreement issued by AIG.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."

     (in thousands)                                                                                    2004
                                                                                                      Equity
     Company                                            Ownership     Cost 2004      Equity 2004      Change
     -----------------------------------------------------------------------------------------------------------
     Common stock:
     -------------
     AIG Hawaii Insurance Company, Inc.                   100.00%    $     10,000    $     62,419   $      6,162
     AIG Non Life Holding Company (Japan), Inc.           100.00%         124,477         268,674         91,085
     American International Realty Corp.                   31.47%          29,581          27,280         (5,614)
     Eastgreen, Inc.                                       13.97%          12,804          13,580            537
     Pine Street Real Estate Holdings Corp.                31.47%           5,445          21,342            915
     Pine Street I Holdings LLC                             5.70%               -               -        (14,779)
     AIG Mexico Industrial, I.L.L.C.                       49.00%          36,720          36,720           (171)
     Americana International Life Insurance Company        22.48%          70,387         136,406         12,940
     American International Insurance Company              25.00%          25,000          75,714         37,473
     AIG Claim Services, Inc.                              50.00%          48,962          56,529         24,402
     AIG Technical Services, Inc.                          50.00%               -               -        (23,409)
     Transatlantic Holdings, Inc.                          34.00%          34,055       1,043,765        (47,437)
     21st Century Insurance Group                          16.69%         240,667         148,402         (1,637)
                                                                     ------------    ------------   ------------
     Total                                                           $    638,098    $  1,890,831   $     80,467
                                                                     ------------    ------------   ------------

     The remaining equity interest in these equities, except for 21st Century Insurance Group and Transatlantic Holdings, Inc is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined ownership percentage greater than 10%.

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations.

     The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rates and the average rate of increases in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for the discount rate and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $9.8 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is currently bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                                     2004
                                                     -----
     Discount rate                                    5.75%
     Average salary rate increase                     4.25%
     Medical trend rate year 1 *                     10.00%
     Medical trend rate year 6 and over *             5.00%

* The medical trend rate grades downward from years 1 through 6. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $127.3 thousand for 2004. Postretirement calculations are based principally on the formula described in AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $8,233,574,000. The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                                       Gross        Gross          NAIC
                                                                      Amortized     Unrealized   Unrealized       Market
                                                                        Cost           Gains       Losses         Value
                                                                    -------------   ----------   ----------   -------------
     2004
     Debt securities:
     U.S. governments:                                              $     409,872   $    2,471   $    3,542   $     408,801
     All other governments:                                               696,857        4,848          377         701,328
     States, territories and possessions:                               1,495,488       31,687        2,075       1,525,100
     Political subdivisions of states, territories and
      possessions:                                                      1,218,335       33,096        1,324       1,250,107
     Special revenue & special assessment obligation and
      all non-guaranteed obligations of agencies and authorities
      of government and their political subdivisions:                   3,642,185      137,274        3,314       3,776,145
     Public utilities:                                                     33,300          776           46          34,030
     Industrial & miscellaneous:                                          498,547       15,663          170         514,040
                                                                    -------------   ----------   ----------   -------------
     Total debt securities:                                         $   7,994,584   $  225,815   $   10,848   $   8,209,551
                                                                    -------------   ----------   ----------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                 Amortized          NAIC
                                                   Cost         Market Value
                                                -----------    -------------
     Due in one year or less                    $   645,776    $     699,528
     Due after one year through five years          548,675          554,970
     Due after five years through ten years       1,695,997        1,715,243
     Due after ten years                          4,931,680        5,060,819
     Mortgage-backed securities                     172,456          178,991
                                                -----------    -------------
     Total                                     $  7,994,584    $   8,209,551
                                               ============    =============

     Proceeds from sales of investments in debt securities during 2004 was $2,197,876,104. Gross gains of $15,434,053 and gross losses of $20,959,625 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,882,606,415 were deposited with regulatory authorities as required by law at December 31, 2004.

     Proceeds from sales of equity investments amounted to $2,307,027,792 in 2004. Gross gains of $121,647,744, and gross losses of $84,827,137, were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $1,692,148,901 and gross unrealized losses of $116,834,853.

     In 2004, the Company reported the following write downs on its investment in joint ventures and partnerships due to an other than temporary decline in fair value.

     Advanced Technology Ventures VI         $    3,444,136
     Sprout Capital IX                            3,403,470
     Advance Technology Ventures VII              2,452,176
     Items Less Than $1 Million                     633,657
                                             --------------
     Total                                   $    9,933,439
                                             --------------

     As of December 31, 2004 securities with a market value of $122,878,063 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $110,329,451 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                           Gross
                                                           Amortized     Unrealized   Number of
     2004                                                     Cost         Loss       Securities
     ----                                                -------------   ----------   ----------
     Less than six months                                $     196,932   $      434           49
     More than six months but less than nine months            869,782        4,882           85
     More than nine months but less than twelve months         147,699        1,193           11
     Twelve months or greater                                  426,685        4,339           36
                                                         -------------   ----------   ----------
     Total                                               $   1,641,098   $   10,848          181
                                                         -------------   ----------   ----------

     The Company plans to hold its securities until the gross unrealized losses are recovered.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company has reinsurance recoverables in dispute of $76,202,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

     (in thousands)
     --------------
                                Unearned Premium         Paid Losses and            Unpaid Losses and
                                    Reserves         Loss Adjustment Expenses   Loss Adjustment Expenses
                               ------------------    ------------------------   ------------------------
     2004
     Affiliates                $        3,314,793    $                 (4,950)  $             12,392,072
     Non-Affiliates                       467,677                     250,942                  2,844,971
                               ------------------    ------------------------   ------------------------
     Total                     $        3,782,470    $                245,992   $             15,237,043
                               ------------------    ------------------------   ------------------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written         Earned
                                                 ------------   ------------
     2004
     Direct business                             $  6,125,467   $  5,785,036
     Reinsurance assumed
       Affiliates                                  11,048,099     10,535,993
       Non-Affiliates                                  20,449         21,525
                                                 ------------   ------------
     Reinsurance ceded
       Affiliates                                   8,878,722      8,379,091
       Non-Affiliates                               1,325,462      1,440,719
                                                 ------------   ------------
     Net premiums                                $  6,989,831   $  6,522,744
                                                 ------------   ------------

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,100,303,082 and initial deposit liabilities of $(558,125,427). As of December 31, 2004, the Company had a remaining deposit asset of $1,772,153,819, after taking into account interest income of $106,939,323, loss recoveries of $443,864,894 and additional deposits of $8,776,308, and a remaining deposit liability of (465,475,220) after taking into account interest expense of $(36,813,398), loss payouts of $99,531,370 and amortization of margin of $45,282,487 and additional deposit liabilities of $(15,350,252). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $133,437,339.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

      (in thousands)

                    NAIC
     Federal ID    Company
       Number       Code                        Reinsurer                           Amount
     -----------------------------------------------------------------------------------------
     Affiliates                                                                 $   14,143,984
                                                                                --------------
     Non-Affiliates

     13-3029255     39322     GENERAL SECURITY NATIONAL                                 21,704
     75-1444207     30058     SCOR REINSURANCE COMPANY                                 111,886
     AA-3190433               COMMERCIAL RISK REINSURANCE CO. LTD.                          16
     AA-1320276               SCOR                                                         104
     AA-1560745               SCOR CANADA REINSURANCE COMPANY                              954
                              SCOR RE ASIA-PACIFIC PTE LTD.                                 53
     AA-1320276               SCOR SA                                                      644
     AA-1121300               SCOR UK COMPANY LTD.                                         401
                                                                                --------------
                              Total SCOR Reinsurance Group                      $      135,762
                                                                                --------------

     13-4924125     10227     AMERICAN RE-INSURANCE COMPANY                            119,853
     58-0828824     66346     MUNICH AMERICAN REASSURANCE                                   37
     AA-1120697               GREAT LAKES REINSURANCE (UK) PLC.                            449
     AA-1340165               MUNCHENER RUCKVERSICHERUNGS GESELLSCHAFT                  10,583
     AA-1560600               MUNICH RE OF CANADA                                        1,293
     AA-1931000               MUNICH REINS CO OF AUSTRALASIA LTD                         1,156
     AA-1120011               MUNICH REINS                                                   -
     AA-1460100               NEW REINSURANCE COMPANY                                        -
                                                                                --------------
                              Total Munich Re Group                             $      133,371
                                                                                --------------

     AA-1126002               LLOYDS 0002                                                1,016
     AA-1126033               LLOYDS 0033                                                    -
     AA-1126040               LLOYDS 0040                                                  211
     AA-1126047               LLOYDS 0047                                                  220
     AA-1126051               LLOYDS 0051                                                  267
     AA-1126052               LLOYDS 0052                                                  120
     AA-1126053               LLOYDS 0053                                                5,732
     AA-1126055               LLOYDS 0055                                                   53
     AA-1126062               LLOYDS 0062                                                   41
     AA-1126079               LLOYDS 0079                                                2,292
     AA-1126102               LLOYDS 0102                                                  163
     AA-1126112               LLOYDS 0112                                                   99
     AA-1126138               LLOYDS 0138                                                  132
     AA-1126183               LLOYDS 0183                                                1,405
     AA-1126187               LLOYDS 0187                                                   35
     AA-1126190               LLOYDS 0190                                                5,927
     AA-1126205               LLOYDS 0205                                                1,066
     AA-1126219               LLOYDS 0219                                                  768

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126227               LLOYDS 0227                                                  202
     AA-1126250               LLOYDS 0250                                                  146
     AA-1126270               LLOYDS 0270                                                  237
     AA-1126282               LLOYDS 0282                                                  975
     AA-1126314               LLOYDS 0314                                                  134
     AA-1126318               LLOYDS 0318                                                1,652
     AA-1126329               LLOYDS 0329                                                  159
     AA-1126340               LLOYDS 0340                                                   31
     AA-1126362               LLOYDS 0362                                                  467
     AA-1126375               LLOYDS 0375                                                  232
     AA-1126376               LLOYDS 0376                                                1,631
     AA-1126382               LLOYDS 0382                                                  270
     AA-1126386               LLOYDS 0386                                                  105
     AA-1126435               LLOYDS 0435                                                2,370
     AA-1126456               LLOYDS 0456                                                  298
     AA-1126457               LLOYDS 0457                                                  367
     AA-1126483               LLOYDS 0483                                                   45
     AA-1126484               LLOYDS 0484                                                   31
     AA-1126488               LLOYDS 0488                                                  676
     AA-1126490               LLOYDS 0490                                                   68
     AA-1126507               LLOYDS 0507                                                  521
     AA-1126510               LLOYDS 0510                                                4,519
     AA-1126529               LLOYDS 0529                                                  200
     AA-1126535               LLOYDS 0535                                                  197
     AA-1126557               LLOYDS 0557                                                  251
     AA-1126566               LLOYDS 0566                                                  671
     AA-1126570               LLOYDS 0570                                                  636
     AA-1126575               LLOYDS 0575                                                   85
     AA-1126582               LLOYDS 0582                                                  124
     AA-1126588               LLOYDS 0588                                                  281
     AA-1126609               LLOYDS 0609                                                  587
     AA-1126623               LLOYDS 0623                                                  896
     AA-1126625               LLOYDS 0625                                                   46
     AA-1126626               LLOYDS 0626                                                   29
     AA-1126672               LLOYDS 0672                                                1,980
     AA-1126683               LLOYDS 0683                                                  205
     AA-1126727               LLOYDS 0727                                                  423
     AA-1126735               LLOYDS 0735                                                  149
     AA-1126741               LLOYDS 0741                                                  177
     AA-1126744               LLOYDS 0744                                                  142
     AA-1126780               LLOYDS 0780                                                  866
     AA-1126800               LLOYDS 0800                                                1,730
     AA-1126807               LLOYDS 0807                                                   16
     AA-1126824               LLOYDS 0824                                                3,734
     AA-1126839               LLOYDS 0839                                                2,475
     AA-1126861               LLOYDS 0861                                                  973
     AA-1126947               LLOYDS 0947                                                   49
     AA-1126957               LLOYDS 0957                                                  120
     AA-1126958               LLOYDS 0958                                                1,651
     AA-1126959               LLOYDS 0959                                                  156
     AA-1126960               LLOYDS 0960                                                   61
     AA-1126990               LLOYDS 0990                                                  350

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126991               LLOYDS 0991                                                  289
     AA-1126994               LLOYDS 0994                                                  118
     AA-1127003               LLOYDS 1003                                                5,644
     AA-1127007               LLOYDS 1007                                                  496
     AA-1127009               LLOYDS 1009                                                1,633
     AA-1127023               LLOYDS 1023                                                   50
     AA-1127027               LLOYDS 1027                                                  124
     AA-1127036               LLOYDS 1036                                                  131
     AA-1127047               LLOYDS 1047                                                  508
     AA-1127069               LLOYDS 1069                                                   87
     AA-1127084               LLOYDS 1084                                                1,839
     AA-1127096               LLOYDS 1096                                                  242
     AA-1127101               LLOYDS 1101                                                  120
     AA-1127141               LLOYDS 1141                                                  119
     AA-1127173               LLOYDS 1173                                                1,199
     AA-1127183               LLOYDS 1183                                                  698
     AA-1127185               LLOYDS 1185                                                   71
     AA-1127200               LLOYDS 1200                                                  222
     AA-1127205               LLOYDS 1205                                                   40
     AA-1127206               LLOYDS 1206                                                  210
     AA-1127207               LLOYDS 1207                                                  432
     AA-1127208               LLOYDS 1208                                                   32
     AA-1127209               LLOYDS 1209                                                  993
     AA-1127212               LLOYDS 1212                                                4,621
     AA-1127215               LLOYDS 1215                                                1,408
     AA-1127218               LLOYDS 1218                                                  488
     AA-1127221               LLOYDS 1221                                                  588
     AA-1127223               LLOYDS 1223                                                   45
     AA-1127224               LLOYDS 1224                                                  143
     AA-1127225               LLOYDS 1225                                                  245
     AA-1127227               LLOYDS 1227                                                1,668
     AA-1127234               LLOYDS 1234                                                   38
     AA-1127236               LLOYDS 1236                                                   33
     AA-1127239               LLOYDS 1239                                                   80
     AA-1127241               LLOYDS 1241                                                1,767
     AA-1127243               LLOYDS 1243                                                  703
     AA-1127245               LLOYDS 1245                                                  155
     AA-1127265               LLOYDS 1265                                                    4
     AA-1127301               LLOYDS 1301                                                   82
     AA-1127308               LLOYDS 1308                                                   29
     AA-1127411               LLOYDS 1411                                                  128
     AA-1127688               LLOYDS 1688                                                  176
     AA-1127861               LLOYDS 1861                                                2,026
     AA-1127900               LLOYDS 1900                                                  930
     AA-1128000               LLOYDS 2000                                                  657
     AA-1128001               LLOYDS 2001                                                8,453
     AA-1128002               LLOYDS 2002                                                   76
     AA-1128003               LLOYDS 2003                                               18,500
     AA-1128010               LLOYDS 2010                                                  718
     AA-1128011               LLOYDS 2011                                                1,085
     AA-1128020               LLOYDS 2020                                               12,168
     AA-1128027               LLOYDS 2027                                                1,766
     AA-1128121               LLOYDS 2121                                                    -
     AA-1128147               LLOYDS 2147                                                  219
     AA-1128183               LLOYDS 2183                                                  124
     AA-1128241               LLOYDS 2241                                                  239

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1128323               LLOYDS 2323                                                   83
     AA-1128376               LLOYDS 2376                                                  228
     AA-1128488               LLOYDS 2488                                                2,869
     AA-1128591               LLOYDS 2591                                                  693
     AA-1128623               LLOYDS 2623                                                  422
     AA-1128724               LLOYDS 2724                                                  101
     AA-1128741               LLOYDS 2741                                                   98
     AA-1128791               LLOYDS 2791                                                5,092
     AA-1128987               LLOYDS 2987                                                2,791
     AA-1129000               LLOYDS 3000                                                  689
     AA-1129030               LLOYDS 3030                                                  242
     AA-1126004               LLOYDS 4444                                                    -
     AA-1126003               LLOYDS 5000                                                  966
     AA-1122000               LLOYD'S UNDERWRITERS                                      61,972
     AA-1128020               WELLINGTON U/W FOR LLOYDS 2020                                 3
     AA-1128468               LLOYDS 2468                                                   27
     AA-1129210               LLOYDS 3210                                                1,057
                                                                                --------------
                              Total Lloyds Underwriters and Syndicates          $      205,934
                                                                                --------------

     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                            -
     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                        7,105
     13-1675535    25364      SWISS REINSURANCE AMERICA CORP                           184,140
     AA-1460045               EUROPEAN REINSURANCE COMPANY OF ZURICH                        12
     AA-1120950               MERCANTILE & GENERAL REINSURANCE CO. LTD.                      -
     AA-1121405               SR INTERNATIONAL BUSINESS INSURANCE CO. LTD.                 189
     AA-1340045               SWISS RE - GERMANY                                         2,723
     AA-1930040               SWISS RE AUSTRALIA BRANCH                                  3,743
     AA-1360240               SWISS RE ITALIA SPA                                            -
     AA-1121400               SWISS REINSURANCE CO. (UK) LTD.                              541
     AA-1560160               SWISS REINSURANCE COMPANY CANADA                           1,384
     AA-1460155               SWISS REINSURANCE COMPANY                                      -
     AA-1460146               SWISS REINSURANCE COMPANY                                  3,535
                                                                                --------------
                              Total Swiss Re Group                              $      203,372
                                                                                --------------


     06-0949141    33197      COLOGNE REINSURANCE CO OF AMERICA                          1,218
     75-1588101    35882      GEICO GENERAL INS CO                                         451
     13-2572994    86258      GENERAL & COLOGNE LIFE RE OF AMERICA                       2,427
     13-2673100    22039      GENERAL REINSURANCE CORPORATION                          180,047
     13-1958482    11967      GENERAL STAR NATIONAL INSURANCE CO                         2,333
     06-1024360    38962      GENESIS INSURANCE COMPANY                                      -
     47-0355979    20087      NATIONAL INDEMNITY COMPANY                                45,349
     75-1670124    38318      REPUBLIC INSURANCE COMPANY                                 1,698
     13-2953213    36048      UNIONE ITALIANA REINS CO OF AMERICA                          460
     06-0876629    37362      GENERAL STAR INDEMNITY                                         9
                              BERKSHIRE HATHAWAY INTERNATIONAL                             319
     AA-1340003               EUROPA RUCKVERSICHERUNGS AG.                                   -
     AA-1120363               FARADAY REINSURANCE CO. LTD.                                 933
     AA-1930285               GENERAL AND COLOGNE RE AUS (NEW ZEALAND BRANCH)               88
     AA-1220070               GENERAL COLOGNE RE RUCKVERS-AG, WIEN                         270
     AA-1930285               GENERAL RE AUSTRALIA LTD                                     797
     AA-1120668               GENERAL RE UK LTD                                            154
     AA-1340145               KOLNISCHE RUCKVERSICHERUNGS GESELLSCHAFT                      68
                                                                                --------------
                              Total Berkshire Hathaway Group                    $      236,621
                                                                                --------------
                              Total Non-Affiliates                              $      915,061
                                                                                --------------
                                Total                                           $   15,059,044
                                                                                ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance         Ceded Reinsurance                  Net
                        ------------------------   ------------------------   --------------------------
                          Premium     Commission      Premium    Commission     Premium      Commission
     (in thousands)       Reserves      Equity       Reserves      Equity       Reserves       Equity
     Affiliated         $ 5,283,256   $  672,080   $ 3,314,793   $  398,922   $  1,968,463   $  273,158
     Non Affiliated           6,117          778       467,677       56,283   $   (461,560)     (55,505)
                        -----------   ----------   -----------   ----------   ------------   ----------
     Total              $ 5,289,373   $  672,858   $ 3,782,470   $  455,205   $  1,506,903   $  217,653
                        -----------   ----------   -----------   ----------   ------------   ----------

     The Company reported in its 2004 underwriting results $61,922,748 of statutory loss comprised of premiums earned of $(8,314,944) and losses incurred of $53,607,804 as a result of commutations with the following reinsurers:

     Company                                         Amount
     -------                                     ---------------
     Farm Bureau Mutual                          $       634,281
     Providence Washington                              (17,272)
     TIG Insurance Co.                                 (869,936)
     Aviabel S.A.                                        274,100
     Royal and Sun Alliance PLC                          234,088
     CX Reinsurance                                    4,273,740
     SCOR Re                                          21,276,221
     AXA Corporate Solutions                           3,474,997
     AXA Albingia                                      5,837,110
     National Indemnity Co.                            2,670,601
     General Re Corp.                                 16,089,880
     Trenwick America                                    583,625
     Cottrell Syndicate                                 (66,993)
     Converium Reins.                                  7,528,306
                                                 ---------------
     Total                                       $    61,922,748
                                                 ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

                                                                  Assumed              Ceded
                                                              ---------------    ---------------
     Retroactive Reinsurance for the year ended December 31, 2004 a  Reserves Transferred:
     1) Initial Reserves                                      $   216,347,022    $   157,334,919
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (181,238,187)       (51,367,218)
                                                              ---------------    ---------------
     4) current total                                         $    35,108,835    $   105,967,701
                                                              ---------------    ---------------

     b  Consideration Paid or Received:
     1) Initial Reserves                                      $   194,940,000    $   276,436,985
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (180,000,000)       (18,038,159)
                                                              ---------------    ---------------
     4) current total                                         $    14,940,000    $   258,398,826
                                                              ---------------    ---------------

     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                         $     1,431,885    $   296,392,127
     2) current year                                                1,780,466         29,567,178
                                                              ---------------    ---------------
     3) current total                                         $     3,212,351    $   325,959,305
                                                              ---------------    ---------------

     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                          $             -    $    47,558,663
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                                          -         34,019,179
                                                              ---------------    ---------------
     4) current year restricted surplus                                     -         81,577,842
                                                              ---------------    ---------------
     5) cumulative total transferred to unassigned funds      $             -    $     1,805,141
                                                              ---------------    ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     All cedents and reinsurers involved in all transactions included in summary totals above: (in thousands)

        Code               Company                                       Assumed          Ceded
     ----------   --------------------------------                    -------------   --------------
     AA-1320035   AXA RE                                              $           -   $    1,010,036
       19453      TRANSRECO                                                       -        1,046,700
     AA-3194128   ALLIED WORLD ASSURANCE CO. LTD                                  -            9,276
     AA-3194126   ARCH REINSURANCE LTD.                                           -           18,552
     AA-3194130   ENDURANCE SPECIALTY INSURANCE                                   -          169,141
     AA-1121425   MARKEL INTL INSURANCE CO LTD.                                   -          130,422
       39845      EMPLOYERS REINSURANCE CO                                        -          111,902
       10357      PLATINUM UNDERWRITERS REINSURA                                  -           75,294
       23043      LIBERTY MUTUAL                                                  -           51,855
       22977      LUMBERMENS MUTUAL CASUALTY CO                                   -          172,826
       42439      TOA RE INS CO OF AMERICA                                        -          220,239
     AA-1121366   SPHERE DRAKE INSURANCE LTD                                      -            4,272
     AA-1340099   ALLIANZ MARINE & AVIATION VERS                                  -           48,188
       30058      SCOR REINS. CO.                                                 -           14,815
     AA-3190800   ALEA (BERMUDA) LTD.                                             -          247,686
     AA-1120355   CX REINSURANCE COMPANY LTD.                                     -          345,653
     AA-1340125   HANNOVER RUCKVERSICHERUNGS AG.                                  -          315,165
       19895      ATLANTIC MUTUAL INS. CO.                                        -           12,599
     AA-1930320   GORDIAN RUNOFF LTD.                                             -           47,405
     AA-1320105   COMPAGNIE TRANSCONTINENTALE DE                                  -            3,161
     AA-1340085   E&S RUCKVERSICHERUNGS AG                                        -            5,057
     AA-1340255   WURTTEMBURGISCHE VERSICHERUNG,                                  -          143,753
     AA-1120440   COPENHAGEN REINSURANCE (U.K.)                                   -            2,850
     AA-1120140   ALLIANZ CORNHILL INS PLC                                        -          152,894
     AA-1121400   SWISS REINSURANCE CO. (UK) LTD                                  -          114,670
     AA-1460080   HELVETIA, COMPAGNIE SUISSE D'A                                  -          123,217
     AA-1460025   LA BALOISE INS. CO. LTD.                                        -           61,268
       10103      AMERICAN AGRICULTURAL INS. CO.                                  -           28,846
       10227      AMERICAN REINSURANCE                                            -          149,413
       24767      ST. PAUL F&M-MN.                                                -          596,521
       25070      CLEARWATER INS. CO                                              -          186,608
     AA-1340218   TELA VERSICHERUNG AKT.                                          -           42,755
       22969      GE REINSURANCE CORP.                                            -           77,820
     AA-1120512   GE SPECIALTY                                                    -            8,583
       25364      SWISS RE AMERICA CORP.                                          -        1,663,382
       20443      CONTINENTAL CASUALTY COMPANY                                    -          157,361
       13021      UNITED FIRE & CASUALTY COMPANY                                  -            1,596
     AA-1120481   QBE INT'L INS LTD                                               -           91,477
     AA-1560483   HANNOVER RE-CANADA                                              -          285,264
     AA-3190256   LYNDON PROPERTY INS. CO.                                        -          262,666
       10048      HYUNDAI M & F INS CO (US BR)                                    -            2,394
     AA-1126002   LLOYDS 0002                                                     -          152,894
     AA-1126033   LLOYDS 0033                                                     -            1,422
     AA-1126040   LLOYDS 0040                                                     -            2,850
     AA-1126079   LLOYDS 0079                                                     -           14,278
     AA-1126112   LLOYDS 0112                                                     -            4,284
     AA-1126122   LLOYDS 0122                                                     -            2,850
     AA-1126183   LLOYDS 0183                                                     -            5,714

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126205   LLOYDS 0205                                                     -           60,351
     AA-1126376   LLOYDS 0376                                                     -            2,850
     AA-1126483   LLOYDS 0483                                                     -            4,284
     AA-1126484   LLOYDS 0484                                                     -            2,136
     AA-1126535   LLOYDS 0535                                                     -           90,536
     AA-1126957   LLOYDS 0957                                                     -           80,158
     AA-1126990   LLOYDS 0990                                                     -           30,887
     AA-1126991   LLOYDS 0991                                                     -            2,850
     AA-1127003   LLOYDS 1003                                                     -            4,284
     AA-1127047   LLOYDS 1047                                                     -            1,422
     AA-1127212   LLOYDS 1212                                                     -          184,638
     AA-1127215   LLOYDS 1215                                                     -            2,850
     AA-1127221   LLOYDS 1221                                                     -           90,536
     AA-1128488   LLOYDS 2488                                                     -          201,255
     AA-1126034   LLOYDS 0034                                                     -           11,416
     AA-1128001   LLOYDS 2001                                                     -           45,869
     AA-1127241   LLOYDS 1241                                                     -          230,005
       82627      SWISS RE LIFE & HEALTH AMERICA                                  -          329,391
       31089      REPUBLIC WESTERN INS CO                                         -            3,990
       38776      FOLKSAMERICA REINSURANCE CO.                                    -          224,413
       36552      AXA CORPORATE SOLUTIONS                                         -           29,945
       39322      GENERAL SECURITY NATIONAL                                       -          231,626
       34894      TRENWICK AMERICA RE                                             -          197,048
       32603      BERKLEY INS CO                                                  -           74,706
     AA-1320035   AXA RE                                                          -          128,186
     AA-1120126   ALEA LONDON LTD.                                                -           76,448
       39675      PMA CAPITAL INS CO                                              -          149,413
     AA-1560745   SCOR CANADA REINSURANCE COMPAN                                  -          368,694
       42439      TOA-RE INS CO.                                                  -          244,381
     AA-1340090   GE FRANKONA RUCKVERSICHERUNGS                                   -           13,960
     AA-3190529   GAI INS CO. LTD.                                                -          128,015
       23680      ODYSSEY AMER RE CORP.                                           -        1,130,478
     AA-3190005   AMERICAN INTERNATIONAL REINS. CO., LTD.                         -       60,988,320
       15032      GUIDEONE MUTUAL INS. CO.                               10,676,730                -
     AA-3191086   ASTRO LTD.                                                      -          629,737
       10535      ALASKA SCHOOLS INS. CO.                                         -           42,875
     AA-3160040   DBB INSURANCE CO. LTD.                                          -          176,271
         -        UPINSCO INC.                                                    -        3,225,796
         -        P.E.G. REINSURANCE CO.                                          -       27,014,844
         -        BUILDERS INS. CO., LTD.                                         -          137,439
       19399      AIU INSURANCE CO.                                       1,017,636          977,522
       19380      AMERICAN HOME ASSURANCE CO.                             4,842,225                -
       19445      NATIONAL UNION INS. CO. OF PITTSBURGH, PA.             18,572,244                -
                                                                      -------------   --------------
                  Total                                               $  35,108,835   $  105,967,700
                                                                      =============   ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under New York law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10% of the Company's statutory surplus as of December 31, 2004, or 100% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $339,364,318. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses     $ 1,570,673,421
     (b) Non-admitted asset values       $  (812,118,702)
     (c) Separate account business       $             -
     (d) Assets valuation reserves       $             -
     (e) Provision for reinsurance       $  (376,737,564)

     The Company has 1,758,158 shares authorized, 1,695,054 shares issued and outstanding of common stock with a par value per share of $15. The Company has no preferred stock outstanding.

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(23,965,836) of which $(18,758,541) are recovered or recoverable. Thus, the net incurred is $(5,207,295). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3.2 billion and the amount billed and recoverable on paid claims was $367.2 million, of which $21 million was non-admitted.

     The Company underwrites a significant concentration of its direct business with brokers.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's percentage of direct policyholder dividend participating policies is 0.05%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $532,291 in 2004.

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                         2004
                                                    --------------
     Guaranty funds receivable or on deposit        $   18,705,671
     Loss funds on deposit                              84,258,451
     Outstanding loss drafts                           277,641,408
     Accrued recoverables                                5,963,040
     Servicing carrier receivable                        6,453,194
     Other                                             (21,116,448)
                                                    --------------
     Other assets                                   $  371,905,316
                                                    --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $103.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, the Company was named as a plaintiff in this case. The Company believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of the Company pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of the Company pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, the Company, and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, products liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  290,476
       Incurred losses and loss adjustment expenses                      570,279
       Calendar year payments for losses and loss adjustment expense      77,549
                                                                      ----------
       Ending reserves                                                $  783,206
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $  103,263
       Incurred losses and loss adjustment expenses                      275,687
       Calendar year payments for losses and loss adjustment expense      30,688
                                                                      ----------
       Ending reserves                                                $  348,262
                                                                      ==========

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  194,043
       Incurred losses and loss adjustment expenses                      111,080
       Calendar year payments for losses and loss adjustment expense      41,607
                                                                      ----------
       Ending reserves                                                $  263,516
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $   80,833
       Incurred losses and loss adjustment expenses                       82,751
       Calendar year payments for losses and loss adjustment expense      21,559
                                                                      ----------
       Ending reserves                                                $  142,025
                                                                      ==========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote. Certain annuities are purchased from affiliates of the Company.

     Loss Reserves Eliminated By Annuities    Unrecorded Loss Contingencies

                 $665,100,000                          $649,400,000

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $319.3 million. The Company expects only a small portion will be called during 2005.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

11.  Liability for Unpaid Losses and Loss Adjustment Expenses

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

(in thousands)
     --------------
                                                              2004
                                                         -------------
     Net Balance at January 1                            $  13,824,608
       Less reinsurance recoverable                          7,436,153
                                                         -------------
                                                             6,388,455

     Incurred related to:
       Current year                                          4,654,796
       Prior years                                           1,702,614
                                                         -------------
     Total incurred                                          6,357,410
                                                         -------------
     Paid related to:
       Current year                                            933,937
       Prior years                                           2,454,129
                                                         -------------
    Total paid                                               3,388,066
                                                         -------------

     Net Balance at December 31                              9,357,799
       Plus unpaid losses and LAE recoverable                6,094,528
                                                         -------------
                                                         $  15,452,327
                                                         =============

     Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment.

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years has increased by $868,784,000 in calendar years 2004. This increase was generally the result of actual loss emergence in the 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $161,123,000 at December 31, 2004.

12.  Subsequent Events (Unaudited)

     In late August 2005, a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $60.3 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company's domiciliary regulator. The CMA expires 12 months after issuance. The Parent Company is currently considering an additional capital contribution.